UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22519

First Trust Exchange-Traded AlphaDEX® Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2022

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
First Trust Europe AlphaDEX® Fund (FEP)
First Trust Latin America AlphaDEX® Fund (FLN)
First Trust Brazil AlphaDEX® Fund (FBZ)
First Trust China AlphaDEX® Fund (FCA)
First Trust Japan AlphaDEX® Fund (FJP)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
First Trust Germany AlphaDEX® Fund (FGM)
First Trust United Kingdom AlphaDEX® Fund (FKU)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
First Trust Switzerland AlphaDEX® Fund (FSZ)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Letter from the Chairman and CEO
December 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded AlphaDEX® Fund II (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2022.
The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500® Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.
A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the “Fed”) described this as a “soft landing,” stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the Federal Funds rate has been since 2008.
The economic impact of the Fed’s tighter monetary policy quickly became evident. Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product (“GDP”) growth rate since March 2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing 12-month rate on the Consumer Price Index (“CPI”), appears to be responding to the Fed’s tightening. After peaking at 9.1% in June 2022, the CPI rate fell to 6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly 125,000 employees have lost their jobs since June 2022 as more than 120 U.S. companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.
Since 1928, the S&P 500® Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2022
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Economy/Investing
The Federal Reserve (the “Fed”) remained steadfast in its battle with stubbornly high inflation in 2022. The Federal Funds target rate (upper bound), which stood at a mere 0.25% in January 2022 closed the year at 4.50%, its highest level in over a decade. Fortunately, it appears that inflation, as measured by the Consumer Price Index (“CPI”) is responding to the Fed’s tightening. After peaking at 9.1% on a trailing 12-month basis in June 2022, the CPI fell to 6.5% in December 2022. While we were glad to see a decline in the CPI, it still stands significantly higher than the Fed’s stated goal of 2.0%, suggesting that further action by the Fed may be warranted, in my opinion.
Inflation was not a strictly domestic phenomenon in 2022. The headline inflation rates in the countries that make up the G-10 are still significantly higher than their target rates. In Sweden and the U.K., for example, headline inflation stood at 12.3% and 10.7%, respectively, as of January 17, 2023. The central banks of both countries have a target inflation rate of 2.0%. The war between Russia and Ukraine, which began in late February 2022, still rages on, pressuring global food and energy prices and causing geopolitical unrest across the globe. Furthermore, China’s COVID-19 lockdowns may have ended, but the country’s larger-than-expected waves of COVID-19 infections pose a threat to the re-emergence of the Chinese economy.
The global growth forecast from the International Monetary Fund (“IMF”) released in October 2022 projected a 2.7% real gross domestic product (“GDP”) growth rate for 2023, down from 3.2% in 2022. The IMF is calling for a 1.0% growth rate for the U.S. GDP in 2023, down from its 1.6% estimate for 2022. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2023 growth rate estimates are 3.7% and 1.1%, respectively.
Investors continued to funnel capital into exchange-traded funds (“ETFs”) and related exchange-traded products (“ETPs”) in 2022 despite the sharp sell-off in the markets. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the U.S. stood at $6.51 trillion as of year-end, down 9.8% from $7.21 trillion at the end of 2021, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. stood at $607.23 billion in 2022, their second highest level on record, surpassed only by the $919.78 billion of inflows in 2021.
Foreign Stocks and Bonds
The U.S. dollar appreciated by 8.21% against a basket of major currencies in 2022, as measured by the U.S. Dollar Index (“DXY”), according to Bloomberg. The DXY Index closed 2022 at a reading of 103.52, significantly above its 20-year average of 88.53. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.
The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -16.60% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 16.25% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of -20.09% (USD), while the MSCI World ex USA Index declined by 14.29% (USD) on a total return basis, according to Bloomberg.

Fund Performance Overview (Unaudited)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
The First Trust Asia Pacific ex-Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC (the “Nasdaq”) under the ticker symbol “FPA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq DM Asia Pacific Ex-Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	-15.62%	-3.25%	2.36%	1.65%	-15.22%	26.30%	21.06%
Market Price	-15.27%	-3.26%	2.17%	1.57%	-15.28%	23.93%	20.01%
Index Performance
Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index(1)	-14.51%	-2.24%	N/A	N/A	-10.70%	N/A	N/A
Nasdaq DM Asia Pacific Ex-Japan Index(1)	-13.59%	0.83%	N/A	N/A	4.21%	N/A	N/A
MSCI Pacific ex-Japan Index	-5.94%	2.18%	3.81%	3.55%	11.38%	45.32%	50.50%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a net asset value (“NAV”) return of -15.62% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index (the “Benchmark”) generated a return of -5.94%. During the same period, the Fund was most heavily weighted toward investments in Australia and South Korea, which had average weights of 33.4% and 41.7%, respectively. The largest negative contribution to the Fund’s return was from South Korea, which contributed -10.4% during the period. This compares only to the -1.6% contribution from Australia, the Fund’s second largest holding. Investments in Singapore generated a contribution of 0.8% to the Fund’s return, the greatest positive contribution of any country for the period. The Fund’s currency exposure caused -3.5% of underperformance during the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	23.3%
Industrials	16.9
Real Estate	13.5
Energy	9.7
Information Technology	8.3
Consumer Discretionary	6.5
Financials	5.3
Consumer Staples	5.0
Communication Services	4.9
Health Care	3.7
Utilities	2.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
POSCO Holdings, Inc.	2.2%
Samsung Electronics Co., Ltd.	1.7
Sembcorp Industries Ltd.	1.7
BlueScope Steel Ltd.	1.7
South32 Ltd.	1.7
S-Oil Corp.	1.7
Hyundai Glovis Co., Ltd.	1.7
New Hope Corp., Ltd.	1.7
Whitehaven Coal Ltd.	1.6
POSCO Chemical Co., Ltd.	1.6
Total	17.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP)
The First Trust Europe AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Europe Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq DM Europe Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	-22.87%	-0.93%	4.87%	3.41%	-4.55%	60.83%	48.06%
Market Price	-22.73%	-0.98%	4.63%	3.37%	-4.82%	57.28%	47.34%
Index Performance
Nasdaq AlphaDEX® Europe Index(1)	-22.82%	-0.40%	N/A	N/A	-2.00%	N/A	N/A
Nasdaq DM Europe Index(1)	-16.42%	1.51%	N/A	N/A	7.80%	N/A	N/A
MSCI Europe Index	-15.06%	1.87%	4.58%	3.93%	9.70%	56.53%	56.96%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -22.87% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (the “Benchmark”) generated a return of -15.06%. During the same period, the Fund was most heavily weighted toward investments in the United Kingdom, which had an average weight of 21.7%. The largest negative contribution to the Fund’s return was from Sweden, which contributed -5.5% during the period. Investments in Ireland generated a contribution of 0.8% to the Fund’s return, the greatest positive contribution of any country. The Fund’s currency exposure caused -5.8% of underperformance during the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Europe Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	17.8%
Materials	15.8
Industrials	14.3
Consumer Discretionary	14.0
Energy	9.2
Real Estate	9.1
Consumer Staples	6.8
Utilities	5.8
Communication Services	3.7
Health Care	2.9
Information Technology	0.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Covestro AG	0.9%
Tenaris S.A.	0.9
Eni S.p.A.	0.9
3i Group PLC	0.9
TotalEnergies SE	0.9
Commerzbank AG	0.9
Hannover Rueck SE	0.9
Beazley PLC	0.9
Bayerische Motoren Werke AG	0.9
ArcelorMittal S.A.	0.9
Total	9.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN)
The First Trust Latin America AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Latin America Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FLN.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Latin America Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	2.17%	-0.47%	-1.03%	-1.34%	-2.34%	-9.85%	-14.58%
Market Price	2.58%	-0.48%	-1.19%	-1.35%	-2.38%	-11.31%	-14.73%
Index Performance
Nasdaq AlphaDEX® Latin America Index(1)	3.05%	0.82%	N/A	N/A	4.18%	N/A	N/A
Nasdaq Latin America Index(1)	5.49%	-2.09%	-3.04%	N/A	-10.00%	-26.58%	N/A
MSCI EM Latin America Index	8.92%	-1.08%	-2.15%	-2.77%	-5.30%	-19.53%	-27.98%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 2.17% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index (the “Benchmark”) generated a return of 8.92%. During the same period, the Fund was most heavily weighted toward investments in Brazil, which had an average weight of 56.7%. Investments in Brazil generated a contribution of 3.3% to the Fund’s return, which was the greatest positive contribution of any country. The largest negative contribution to the Fund’s return was from Colombia, which contributed -0.2% during the period. The Fund’s currency exposure caused 5.3% of overperformance during the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Latin America Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	25.5%
Consumer Staples	16.1
Financials	14.5
Utilities	13.1
Energy	10.6
Industrials	6.8
Consumer Discretionary	6.3
Communication Services	3.8
Health Care	2.6
Real Estate	0.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Petro Rio S.A.	4.3%
Gerdau S.A. (Preference Shares)	3.9
Empresas Copec S.A.	3.6
Cia Sud Americana de Vapores S.A.	3.6
Equatorial Energia S.A.	3.2
Vale S.A.	3.2
Cia Paranaense de Energia, Class B (Preference Shares)	3.1
Grupo Bimbo S.A.B. de C.V., Series A	3.0
Cia Siderurgica Nacional S.A.	2.9
Banco do Brasil S.A.	2.9
Total	33.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ)
The First Trust Brazil AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Brazil Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FBZ.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Brazil Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	1.45%	0.71%	-1.43%	-2.77%	3.62%	-13.43%	-28.04%
Market Price	1.27%	0.66%	-1.58%	-2.80%	3.37%	-14.69%	-28.24%
Index Performance
Nasdaq AlphaDEX® Brazil Index(1)	2.31%	2.59%	N/A	N/A	13.67%	N/A	N/A
Nasdaq Brazil Index(1)	7.14%	-2.27%	-2.63%	N/A	-10.86%	-23.38%	N/A
MSCI Brazil Index	14.15%	-0.82%	-1.75%	-3.47%	-4.03%	-16.22%	-33.89%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 1.45% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index (the “Benchmark”) generated a return of 14.15%. The Materials sector received the greatest allocation of any sector in the Fund with an allocation of 25.2%. Investments in this sector contributed -2.1% to the Fund’s return, which was the greatest drag of any sector in the Fund. The greatest positive contribution came from investments in the Energy sector with a contribution of 4.3% to the Fund’s return. The total currency effect to the Fund during the period covered by this report was 8.7%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Brazil Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	25.7%
Utilities	22.8
Financials	13.4
Consumer Staples	11.5
Energy	11.0
Health Care	3.7
Information Technology	3.5
Communication Services	3.4
Industrials	2.9
Consumer Discretionary	1.5
Real Estate	0.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Petro Rio S.A.	5.3%
Gerdau S.A. (Preference Shares)	4.1
Hypera S.A.	3.7
Bradespar S.A. (Preference Shares)	3.7
Cia Paranaense de Energia, Class B (Preference Shares)	3.6
Cielo S.A.	3.5
Metalurgica Gerdau S.A. (Preference Shares)	3.4
Banco do Brasil S.A.	3.3
Cia Siderurgica Nacional S.A.	2.9
Vale S.A.	2.9
Total	36.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA)
The First Trust China AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® China Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FCA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq China Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	-17.10%	-2.16%	2.24%	0.58%	-10.33%	24.81%	6.96%
Market Price	-17.58%	-2.22%	1.99%	0.48%	-10.62%	21.73%	5.73%
Index Performance
Nasdaq AlphaDEX® China Index(1)	-16.04%	-1.28%	N/A	N/A	-6.22%	N/A	N/A
Nasdaq China Index(1)	-20.26%	-5.66%	2.00%	N/A	-25.25%	21.91%	N/A
MSCI China Index	-21.93%	-4.54%	2.43%	1.63%	-20.74%	27.08%	20.83%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -17.10% during the 12-month period covered by this report. During the same period, the MSCI China Index (the “Benchmark”) generated a return of -21.93%. During the same period, the Materials sector carried more weight, at 18.1%, than any other sector in the Fund. The Materials sector also had the greatest impact on the Fund’s return, with a -3.8% contribution to the Fund’s return. The most positive contribution to the Fund’s return came from investments in the Energy sector, which received an 8.5% weight and contributed 1.9% to the Fund’s return. The Fund’s currency exposure was negligible with less than a 0.1% impact on performance for the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® China Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	19.6%
Materials	19.5
Real Estate	14.8
Energy	9.9
Information Technology	9.7
Utilities	7.5
Consumer Discretionary	6.9
Health Care	6.3
Financials	4.3
Consumer Staples	0.8
Communication Services	0.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
China Resources Pharmaceutical Group Ltd.	4.7%
China Conch Venture Holdings Ltd.	3.9
China Coal Energy Co., Ltd., Class H	3.8
Yuexiu Property Co., Ltd.	3.7
Kunlun Energy Co., Ltd.	3.4
C&D International Investment Group Ltd.	3.4
Kingboard Holdings Ltd.	3.3
Inner Mongolia Yitai Coal Co., Ltd., Class B	3.2
Yankuang Energy Group Co., Ltd., Class H	3.0
Inner Mongolia ERDOS Resources Co., Ltd., Class B	2.9
Total	35.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP)
The First Trust Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FJP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	-12.04%	-4.56%	3.49%	2.14%	-20.79%	40.94%	28.18%
Market Price	-13.15%	-4.80%	3.29%	2.03%	-21.81%	38.28%	26.51%
Index Performance
Nasdaq AlphaDEX® Japan Index(1)	-12.24%	-4.09%	N/A	N/A	-18.84%	N/A	N/A
Nasdaq Japan Index(1)	-15.52%	-0.31%	5.59%	N/A	-1.55%	72.30%	N/A
MSCI Japan Index	-16.65%	0.23%	5.55%	4.76%	1.14%	71.68%	72.32%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -12.04% during the 12-month period covered by this report. During the same period, the MSCI Japan Index (the “Benchmark”) generated a return of -16.65%. During the same period, the Industrials sector received the greatest allocation, with an average weight of 31.6%. The greatest drag on the Fund’s performance was the Information Technology sector, with an average weight of 8.7% and a -4.3% contribution to the Fund’s return. During the period, no sectors contributed positively to the Fund’s return. The total currency effect to the Fund during the period covered by this report was -12.2%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	32.1%
Consumer Discretionary	18.9
Materials	15.4
Financials	9.8
Information Technology	5.5
Utilities	5.3
Energy	4.6
Consumer Staples	3.3
Real Estate	2.3
Health Care	2.2
Communication Services	0.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Nippon Steel Corp.	2.0%
Mitsubishi Motors Corp.	1.9
Mitsubishi Heavy Industries Ltd.	1.9
Sumitomo Metal Mining Co., Ltd.	1.8
JFE Holdings, Inc.	1.8
Mitsui OSK Lines Ltd.	1.8
Sojitz Corp.	1.8
Mitsui & Co., Ltd.	1.7
Mitsui Chemicals, Inc.	1.7
Kawasaki Kisen Kaisha Ltd.	1.7
Total	18.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
The First Trust Developed Markets ex-US AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Developed Markets Ex-US Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDT.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Developed Markets Ex-US Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	-18.57%	-2.42%	3.21%	2.05%	-11.53%	37.11%	26.83%
Market Price	-18.86%	-2.52%	3.10%	2.02%	-11.99%	35.77%	26.36%
Index Performance
Nasdaq AlphaDEX® Developed Markets Ex-US Index(1)	-18.23%	-1.71%	N/A	N/A	-8.24%	N/A	N/A
Nasdaq Developed Markets Ex-US Index(1)	-15.51%	1.23%	4.56%	N/A	6.32%	56.27%	N/A
MSCI World ex USA Index	-14.29%	1.79%	4.59%	3.86%	9.29%	56.59%	55.77%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -18.57% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of -14.29%. The two largest allocations by country during the period were Japan, with an allocation of 23.5%, and Canada which received a 14.3% allocation. However, the largest contribution toward the Fund’s return came from South Korea, which was weighted at 9.5% and contributed -3.0% to the Fund’s overall return. Portfolio returns were widely distributed as the Fund allocated to over 30 countries during the period. The largest positive contribution to the Fund’s return came from investments in Ireland, which contributed 0.4% to the Fund’s return. The total currency effect to the Fund during the period covered by this report was -6.7%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Developed Markets Ex-US Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	19.8%
Industrials	18.6
Energy	13.5
Consumer Discretionary	12.0
Real Estate	10.0
Financials	9.2
Consumer Staples	5.7
Utilities	4.5
Information Technology	3.4
Communication Services	2.3
Health Care	1.0
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Kawasaki Kisen Kaisha Ltd.	0.7%
POSCO Holdings, Inc.	0.7
Mitsui OSK Lines Ltd.	0.7
Nippon Yusen KK	0.7
Mitsui & Co., Ltd.	0.7
3i Group PLC	0.6
Marubeni Corp.	0.6
Beazley PLC	0.6
Sojitz Corp.	0.6
Bayerische Motoren Werke AG	0.6
Total	6.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
The First Trust Emerging Markets AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Emerging Markets Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEM.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Emerging Markets Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (4/18/11) to 12/31/22
Fund Performance
NAV	-14.33%	-1.49%	1.25%	0.43%	-7.25%	13.19%	5.17%
Market Price	-14.30%	-1.65%	1.07%	0.38%	-7.99%	11.26%	4.59%
Index Performance
Nasdaq AlphaDEX® Emerging Markets Index(1)	-14.38%	-0.58%	N/A	N/A	-2.88%	N/A	N/A
Nasdaq Emerging Markets Index(1)	-15.31%	-0.39%	2.18%	N/A	-1.93%	24.04%	N/A
MSCI Emerging Markets Index	-20.09%	-1.40%	1.44%	0.79%	-6.79%	15.33%	9.65%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -14.33% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (the “Benchmark”) generated a return of -20.09%. During the period, the Fund was most heavily weighted toward investments in China, which had an average weight of 22.9%. The largest negative contribution to the Fund’s return was also from China, which contributed -5.4% during the period. Investments in Turkey generated a contribution of 6.4% to the Fund’s return, the greatest of any country. The Fund’s currency exposure caused -4.6% of underperformance during the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Emerging Markets Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	21.2%
Materials	19.8
Energy	16.0
Financials	10.0
Information Technology	9.1
Consumer Discretionary	6.1
Utilities	5.8
Consumer Staples	4.8
Health Care	3.4
Real Estate	3.0
Communication Services	0.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Turk Hava Yollari AO	1.9%
KOC Holding A.S.	1.8
Turkiye Petrol Rafinerileri A.S.	1.7
Akbank T.A.S.	1.6
Turkiye Is Bankasi A.S., Class C	1.6
Aselsan Elektronik Sanayi Ve Ticaret A.S.	1.6
Turkiye Sise ve Cam Fabrikalari A.S.	1.6
KGHM Polska Miedz S.A.	1.6
Ford Otomotiv Sanayi A.S.	1.5
Turkiye Garanti Bankasi A.S.	1.5
Total	16.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM)
The First Trust Germany AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Germany Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FGM.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Germany Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22
Fund Performance
NAV	-30.39%	-4.76%	2.73%	3.67%	-21.63%	30.89%	48.02%
Market Price	-30.61%	-4.77%	2.64%	3.64%	-21.69%	29.74%	47.51%
Index Performance
Nasdaq AlphaDEX® Germany Index(1)	-30.51%	-4.53%	N/A	N/A	-20.70%	N/A	N/A
Nasdaq Germany Index(1)	-22.28%	-3.41%	2.58%	N/A	-15.94%	29.00%	N/A
MSCI Germany Index	-22.34%	-3.02%	2.66%	3.64%	-14.23%	30.02%	47.46%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -30.39% during the 12-month period covered by this report. During the same period, the MSCI Germany Index (the “Benchmark”) generated a return of -22.34%. During the period, the Fund allocated 23.9% to the Consumer Discretionary sector, which was more than the weight given to any other sector. Investments in the Materials sector returned -33.5% during the period, and contributed -6.2% to the Fund’s return, which was the greatest drag on the portfolio of any sector. The Financials sector received a weight of 13.5% and contributed 1.7% to the Fund’s return, which was the greatest of any sector. The total currency effect to the Fund during the period covered by this report was -3.9%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Germany Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	26.5%
Materials	22.7
Financials	17.1
Industrials	8.7
Utilities	6.7
Communication Services	6.0
Consumer Staples	5.2
Real Estate	4.3
Health Care	2.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Talanx AG	4.9%
RWE AG	4.8
Bayerische Motoren Werke AG	4.6
Covestro AG	4.5
HUGO BOSS AG	4.3
Suedzucker AG	4.3
Commerzbank AG	4.3
Hella GmbH & Co., KGaA	3.8
HeidelbergCement AG	3.7
Mercedes-Benz Group AG	3.6
Total	42.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU)
The First Trust United Kingdom AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® United Kingdom Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FKU.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq United Kingdom Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22
Fund Performance
NAV	-23.52%	-0.86%	2.61%	3.81%	-4.22%	29.34%	50.26%
Market Price	-24.10%	-0.73%	2.57%	3.79%	-3.62%	28.86%	49.85%
Index Performance
Nasdaq AlphaDEX® United Kingdom Index(1)	-22.91%	0.09%	N/A	N/A	0.47%	N/A	N/A
Nasdaq United Kingdom Index(1)	-9.02%	0.41%	3.18%	N/A	2.05%	36.80%	N/A
MSCI United Kingdom Index	-4.84%	0.96%	3.07%	3.54%	4.91%	35.27%	45.98%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -23.52% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index (the “Benchmark”) generated a return of -4.84%. The greatest allocation to the Fund were investments in the Financials sector, which received an allocation of 23.8%. The -6.5% contribution to the Fund’s return came from investments in the Consumer Discretionary sector which was the greatest drag of any sector. Investments in the Energy sector contributed 0.6% to the Fund’s total return and was the only sector with a positive contribution. The Fund’s currency exposure had a -9.0% impact on the Fund’s return.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® United Kingdom Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	26.9%
Consumer Discretionary	14.2
Materials	14.1
Consumer Staples	9.5
Real Estate	8.0
Health Care	7.3
Industrials	5.5
Energy	5.0
Utilities	4.8
Communication Services	2.9
Information Technology	1.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Beazley PLC	2.9%
Glencore PLC	2.7
BP PLC	2.6
3i Group PLC	2.6
Centrica PLC	2.6
abrdn PLC	2.6
Shell PLC	2.4
Mediclinic International PLC	2.4
Kingfisher PLC	2.1
Rio Tinto PLC	2.0
Total	24.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
The First Trust India NIFTY 50 Equal Weight ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NIFTY 50 Equal Weight Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “NFTY.” The Fund commenced trading on February 15, 2012.
The Index is an equally weighted total return index designed to provide diversified exposure to the NIFTY 50 Index, the main index for Indian equity securities. The NIFTY 50 Index is a market capitalization-weighted index comprising the 50 largest and most liquid Indian equity securities listed on the National Stock Exchange of India. All constituents of the NIFTY 50 Index will be included in the Index, but will be equally weighted.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22
Fund Performance
NAV	-4.45%	5.50%	6.30%	5.84%	30.70%	84.14%	85.43%
Market Price	-3.97%	5.79%	6.25%	5.91%	32.48%	83.33%	86.65%
Index Performance
NIFTY 50 Equal Weight Index*	-2.86%	N/A	N/A	N/A	N/A	N/A	N/A
NIFTY 50 Index	-5.14%	7.25%	8.66%	7.88%	41.89%	129.44%	128.10%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -4.45% during the 12-month period covered by this report. During the same period, the NIFTY 50 Index (the “Benchmark”) generated a return of -5.14%. The Fund allocated the greatest weight to the Financials sector during the period. Investments in this sector received an allocation of 22.3%. The Information Technology sector generated the largest drag to the Fund’s return at -3.5%. The sector with the largest contribution to the Fund’s return was the Consumer Discretionary sector with a 0.8% contribution to the Fund’s return. The Fund’s currency exposure generated a -10.1% impact on the Fund’s return during the period covered by this report.

*	On April 17, 2018, the Fund’s underlying index changed from the Nasdaq AlphaDEX® Taiwan Index to the Index. On July 14, 2015, the Fund’s underlying index changed from the Defined Taiwan Index to the Nasdaq AlphaDEX® Taiwan Index. Therefore, the Fund’s performance and total returns shown for the periods prior to April 17, 2018, are not necessarily indicative of the performance that the Fund, based on the current index, would have generated. Since the Fund’s new underlying index had an inception date of September 29, 2017, it was not in existence for all the periods disclosed.
The First Trust India NIFTY 50 Equal Weight ETF (the “Product”) offered by First Trust is not sponsored, endorsed, sold or promoted by NSE INDICES LIMITED (formerly known as India Index Services & Products Limited (IISL)). NSE INDICES LIMITED does not make any representation or warranty, express or implied (including warranties of merchantability or fitness for particular purpose or use) and disclaims all liability to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product linked to the NIFTY 50 Equal Weight Index or particularly in the ability of the NIFTY 50 Equal Weight Index to track general stock market performance in India. Please read the full Disclaimers in relation to the NIFTY 50 Equal Weight Index in the Prospectus and Statement of Additional Information.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	22.1%
Consumer Discretionary	14.1
Materials	14.0
Information Technology	10.0
Consumer Staples	9.9
Health Care	9.8
Energy	8.1
Industrials	6.0
Utilities	4.0
Communication Services	2.0
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Titan Co., Ltd.	2.1%
Adani Enterprises Ltd.	2.0
State Bank of India	2.0
Coal India Ltd.	2.0
Wipro Ltd.	2.0
IndusInd Bank Ltd.	2.0
Bharat Petroleum Corp., Ltd.	2.0
Hero MotoCorp Ltd.	2.0
Tata Steel Ltd.	2.0
Oil & Natural Gas Corp., Ltd.	2.0
Total	20.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ)
The First Trust Switzerland AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Switzerland Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FSZ.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Switzerland Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/14/12) to 12/31/22
Fund Performance
NAV	-20.88%	2.93%	7.45%	7.77%	15.56%	105.15%	125.75%
Market Price	-20.77%	2.86%	7.35%	7.76%	15.15%	103.30%	125.43%
Index Performance
Nasdaq AlphaDEX® Switzerland Index(1)	-20.98%	3.36%	N/A	N/A	17.95%	N/A	N/A
Nasdaq Switzerland Index(1)	-18.21%	5.03%	6.67%	N/A	27.79%	90.73%	N/A
MSCI Switzerland Index	-18.32%	5.53%	6.84%	7.54%	30.88%	93.78%	120.42%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -20.88% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index (the “Benchmark”) generated a return of -18.32%. During the same period, the Fund was most heavily weighted toward the Financials sector at 23.2%, with the Industrials sector a close second at 22.5%. The Industrials sector contributed -7.8% to the Fund’s overall return, the most negative of any sector. No sector contributed positively to the Fund’s total return. The total currency effect to the Fund during the period covered by this report was -0.3%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Switzerland Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	24.8%
Financials	23.8
Health Care	14.3
Consumer Staples	8.0
Consumer Discretionary	7.7
Materials	7.4
Real Estate	5.8
Communication Services	3.2
Utilities	3.1
Information Technology	1.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Holcim AG	4.8%
Swatch Group (The) AG	4.8
Zurich Insurance Group AG	4.4
Novartis AG	4.2
Galenica AG	4.2
PSP Swiss Property AG	4.2
Helvetia Holding AG	4.0
Bucher Industries AG	3.8
Baloise Holding AG	3.8
UBS Group AG	3.7
Total	41.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDTS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Developed Markets Ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/15/12) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/15/12) to 12/31/22
Fund Performance
NAV	-15.00%	-0.84%	4.55%	4.51%	-4.13%	56.08%	61.58%
Market Price	-14.88%	-0.78%	4.44%	4.49%	-3.85%	54.46%	61.15%
Index Performance
Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index(1)	-14.80%	-0.08%	N/A	N/A	-0.40%	N/A	N/A
Nasdaq Developed Markets Ex-US Small Cap Index(1)	-18.14%	-0.81%	4.65%	N/A	-3.99%	57.58%	N/A
MSCI World ex-USA Small Cap Index	-20.59%	0.45%	5.77%	5.80%	2.27%	75.21%	84.64%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -15.00% during the 12-month period covered by this report. During the same period, the MSCI World ex-USA Small Cap Index generated a return of -20.59%. The largest average weight by country was Japan at 27.44%, which contributed -2.2% toward the Fund’s return. Denmark, at 0.3%, was the largest positive contribution toward the Fund’s return. The most negative contribution to the Fund’s return came from investments in South Korea. These securities received an allocation of 18.0% and contributed -6.1% to the Fund’s overall return. The total currency effect to the Fund during the period covered by this report was -7.0%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	23.6%
Materials	20.0
Real Estate	12.6
Energy	11.5
Consumer Discretionary	11.0
Information Technology	6.9
Financials	4.5
Consumer Staples	3.3
Utilities	2.8
Health Care	2.1
Communication Services	1.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Samchully Co., Ltd.	0.6%
Salzgitter AG	0.6
Torex Gold Resources, Inc.	0.6
voestalpine AG	0.6
Samhallsbyggnadsbolaget i Norden AB	0.5
Outokumpu OYJ	0.5
Pan Ocean Co., Ltd.	0.5
Hakuto Co., Ltd.	0.5
D/S Norden A/S	0.5
Bank of Georgia Group PLC	0.5
Total	5.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
The First Trust Emerging Markets Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Emerging Markets Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEMS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/15/12) to 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (2/15/12) to 12/31/22
Fund Performance
NAV	1.36%	2.64%	5.14%	6.11%	13.94%	65.00%	90.67%
Market Price	1.91%	2.62%	5.04%	6.15%	13.78%	63.54%	91.39%
Index Performance
Nasdaq AlphaDEX® Emerging Markets Small Cap Index(1)	2.75%	4.16%	N/A	N/A	22.63%	N/A	N/A
Nasdaq Emerging Markets Small Cap Index(1)	-13.78%	1.72%	4.07%	N/A	8.91%	49.05%	N/A
MSCI Emerging Markets Small Cap Index	-18.02%	1.06%	3.21%	3.23%	5.41%	37.20%	41.27%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 1.36% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Small Cap Index (the “Benchmark”) generated a return of -18.02%. During the period, the Fund was most heavily weighted toward investments in Taiwan and Turkey with an allocation of 19.1% and 18.1%, respectively. Investments in Taiwan contributed -6.5% to the Fund’s overall return, which was the most negative of any country. Investments in Turkey contributed 18.9% to the Fund’s return, which was the greatest of any country. The total currency effect to the Fund during the period covered by this report was -6.7%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and Nasdaq AlphaDEX® Emerging Markets Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	19.2%
Industrials	17.1
Information Technology	13.3
Consumer Discretionary	9.3
Consumer Staples	9.1
Energy	8.8
Real Estate	6.1
Utilities	5.5
Financials	5.4
Communication Services	3.3
Health Care	2.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Is Yatirim Menkul Degerler A.S.	1.6%
Dogan Sirketler Grubu Holding A.S.	1.5
Enerjisa Enerji A.S.	1.4
Pegasus Hava Tasimaciligi A.S.	1.4
Jastrzebska Spolka Weglowa S.A.	1.3
Hektas Ticaret TAS	1.3
Turk Traktor ve Ziraat Makineleri A.S.	1.3
Vestel Elektronik Sanayi ve Ticaret A.S.	1.2
Haci Omer Sabanci Holding A.S.	1.2
Cimsa Cimento Sanayi VE Ticare	1.2
Total	13.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
The First Trust Eurozone AlphaDEX® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Eurozone Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEUZ.” The Fund commenced trading on October 22, 2014.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	Inception (10/21/14) to 12/31/22	5 Years Ended 12/31/22	Inception (10/21/14) to 12/31/22
Fund Performance
NAV	-19.65%	-1.60%	4.08%	-7.74%	38.80%
Market Price	-19.96%	-1.82%	3.95%	-8.76%	37.37%
Index Performance
Nasdaq AlphaDEX® Eurozone Index	-19.54%	-1.14%	4.60%	-5.56%	44.59%
Nasdaq Eurozone Index	-17.95%	0.35%	3.67%	1.75%	34.37%
MSCI EMU Index	-17.86%	0.60%	3.59%	3.03%	33.52%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -19.65% during the 12-month period covered by this report. During the same period, the MSCI EMU Index (the “Benchmark”) generated a return of -17.86%. The two largest allocations by country during the same period were France, with an allocation of 24.9%, and Germany, with an allocation of 26.0%. Germany contributed -6.8% toward the Fund’s return, which was the largest contribution by country, while France contributed -3.5%. The largest positive contribution to the Fund’s return came from Irish investments, which contributed 0.9%. The total currency effect to the Fund during the period covered by this report was -4.4%.

Nasdaq® and Nasdaq AlphaDEX® Eurozone Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	19.1%
Industrials	16.2
Consumer Discretionary	13.2
Materials	13.0
Energy	8.7
Utilities	7.2
Real Estate	6.9
Consumer Staples	5.8
Communication Services	5.4
Health Care	3.1
Information Technology	1.4
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Deutsche Lufthansa AG	1.3%
OMV AG	1.3
Repsol S.A.	1.2
Covestro AG	1.2
TotalEnergies SE	1.2
Tenaris S.A.	1.2
Eni S.p.A.	1.2
Commerzbank AG	1.2
Hannover Rueck SE	1.2
Bayerische Motoren Werke AG	1.2
Total	12.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses
December 31, 2022 (Unaudited)
As a shareholder of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund or First Trust Eurozone AlphaDEX® ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Actual	$1,000.00	$1,000.60	0.80%	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Europe AlphaDEX® Fund (FEP)
Actual	$1,000.00	$1,044.20	0.80%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Latin America AlphaDEX® Fund (FLN)
Actual	$1,000.00	$1,052.80	0.80%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Brazil AlphaDEX® Fund (FBZ)
Actual	$1,000.00	$1,091.60	0.80%	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust China AlphaDEX® Fund (FCA)
Actual	$1,000.00	$878.90	0.80%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses (Continued)
December 31, 2022 (Unaudited)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Japan AlphaDEX® Fund (FJP)
Actual	$1,000.00	$1,049.10	0.80%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Actual	$1,000.00	$1,021.30	0.80%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets AlphaDEX® Fund (FEM)
Actual	$1,000.00	$1,033.40	0.80%	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Germany AlphaDEX® Fund (FGM)
Actual	$1,000.00	$1,064.00	0.80%	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust United Kingdom AlphaDEX® Fund (FKU)
Actual	$1,000.00	$1,033.60	0.80%	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Actual	$1,000.00	$1,094.60	0.80%	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Switzerland AlphaDEX® Fund (FSZ)
Actual	$1,000.00	$1,044.30	0.80%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Actual	$1,000.00	$1,063.10	0.80%	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Actual	$1,000.00	$1,148.70	0.80%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Eurozone AlphaDEX® ETF (FEUZ)
Actual	$1,000.00	$1,069.80	0.80%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 90.0%
	Australia – 32.7%
18,813	Allkem Ltd. (b)	$143,971
7,250	Ampol Ltd.	139,595
1,353	BHP Group Ltd.	42,034
17,154	BlueScope Steel Ltd.	196,679
18,269	Brambles Ltd.	150,132
57,690	Cleanaway Waste Management Ltd.	103,302
6,314	Computershare Ltd.	112,631
9,295	Fortescue Metals Group Ltd.	129,798
38,698	Harvey Norman Holdings Ltd.	108,815
15,215	IGO Ltd.	139,434
59,388	Incitec Pivot Ltd.	152,033
22,658	Insurance Australia Group Ltd.	73,277
45,054	Medibank Pvt Ltd.	90,491
2,378	Mineral Resources Ltd.	124,992
43,776	New Hope Corp., Ltd.	189,559
6,161	Newcrest Mining Ltd.	86,579
6,656	Northern Star Resources Ltd.	49,441
10,080	Origin Energy Ltd.	52,982
8,086	OZ Minerals Ltd.	153,599
57,141	Pilbara Minerals Ltd. (b)	145,892
2,077	Pro Medicus Ltd.	78,145
41,524	Qantas Airways Ltd. (b)	169,912
9,040	QBE Insurance Group Ltd.	82,660
1,675	Rio Tinto Ltd.	132,757
14,700	Santos Ltd.	71,461
6,149	Seven Group Holdings Ltd.	87,792
1,704	Sonic Healthcare Ltd.	34,770
71,781	South32 Ltd.	195,488
13,536	Telstra Corp., Ltd.	36,772
4,146	Treasury Wine Estates Ltd.	38,418
28,920	Whitehaven Coal Ltd.	185,481
2,004	WiseTech Global Ltd.	69,244
4,938	Woodside Energy Group Ltd.	119,151
1,535	Woolworths Group Ltd.	35,074
4,094	Worley Ltd.	41,811
		3,764,172
	Cayman Islands – 6.0%
16,871	CK Asset Holdings Ltd.	103,857
24,110	CK Hutchison Holdings Ltd.	144,713
114,496	Shimao Group Holdings Ltd. (b) (c) (d) (e)	32,418
213,900	Sino Biopharmaceutical Ltd.	125,236
72,800	SITC International Holdings Co., Ltd.	161,914
212,429	WH Group Ltd. (f) (g)	123,558
		691,696
	Hong Kong – 1.7%
3,101	Sun Hung Kai Properties Ltd.	42,430
18,000	Swire Pacific Ltd., Class A	158,428
		200,858
Shares	Description	Value

	Luxembourg – 1.6%
69,030	Samsonite International S.A. (b) (f) (g)	$181,741
	New Zealand – 2.5%
3,150	EBOS Group Ltd.	87,797
13,696	Infratil Ltd.	75,217
35,541	Spark New Zealand Ltd.	121,851
		284,865
	Singapore – 9.3%
19,000	City Developments Ltd.	116,746
1,400	DBS Group Holdings Ltd.	35,455
7,100	Jardine Cycle & Carriage Ltd.	151,605
27,700	Keppel Corp., Ltd.	150,143
4,100	Oversea-Chinese Banking Corp., Ltd.	37,284
78,000	Sembcorp Industries Ltd.	196,834
37,800	Singapore Airlines Ltd.	156,065
18,200	Singapore Telecommunications Ltd.	34,922
7,200	UOL Group Ltd.	36,124
5,900	Venture Corp., Ltd.	75,149
25,000	Wilmar International Ltd.	77,833
		1,068,160
	South Korea – 36.2%
583	CJ CheilJedang Corp.	175,430
1,352	Hana Financial Group, Inc.	44,960
5,078	Hanwha Solutions Corp. (b)	172,680
2,333	HLB, Inc. (b)	52,398
1,475	Hyundai Glovis Co., Ltd.	190,718
753	Hyundai Mobis Co., Ltd.	119,396
815	Hyundai Motor Co.	97,323
10,071	Industrial Bank of Korea	78,210
1,097	KB Financial Group, Inc.	42,075
3,334	Kia Corp.	156,351
403	Korea Zinc Co., Ltd.	179,748
6,507	Korean Air Lines Co., Ltd. (b)	118,099
5,297	KT Corp.	141,588
1,661	KT&G Corp.	120,191
179	LG Chem Ltd.	84,935
2,591	LG Corp.	160,029
1,220	LG Electronics, Inc.	83,456
526	LG Innotek Co., Ltd.	105,034
17,837	LG Uplus Corp.	155,871
694	Lotte Chemical Corp.	97,967
1,278	POSCO Chemical Co., Ltd. (h)	181,922
1,136	POSCO Holdings, Inc.	248,402
59	Samsung Biologics Co., Ltd. (b) (f) (g)	38,307
1,712	Samsung Electro-Mechanics Co., Ltd.	176,683
4,514	Samsung Electronics Co., Ltd.	197,409
6,321	Samsung Engineering Co., Ltd. (b)	111,224
417	Samsung SDS Co., Ltd.	40,562

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
1,431	Shinhan Financial Group Co., Ltd.	$39,835
2,884	SK Hynix, Inc.	171,056
1,336	SK Innovation Co., Ltd. (i)	162,708
1,887	SK Telecom Co., Ltd.	70,734
499	SK, Inc.	74,584
2,959	S-Oil Corp.	195,161
8,960	Woori Financial Group, Inc.	81,841
		4,166,887
	Total Common Stocks	10,358,379
	(Cost $10,220,057)
REAL ESTATE INVESTMENT TRUSTS (a) – 9.1%
	Australia – 7.3%
13,618	Charter Hall Group	111,076
33,752	Dexus	178,095
3,302	Goodman Group	39,028
54,426	GPT (The) Group	155,635
53,588	Mirvac Group	77,714
47,810	Stockland	118,162
120,145	Vicinity Ltd.	163,602
		843,312
	Singapore – 1.8%
195,400	Frasers Logistics & Commercial Trust (f)	169,228
30,800	Mapletree Logistics Trust	36,563
		205,791
	Total Real Estate Investment Trusts	1,049,103
	(Cost $1,157,064)
RIGHTS (a) – 0.1%
	South Korea – 0.1%
150	Lotte Chemical Corp., expiring 1/20/23 (b) (c) (d)	4,211
	(Cost $0)
MONEY MARKET FUNDS – 1.2%
139,904	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (j) (k)	139,904
	(Cost $139,904)
	Total Investments – 100.4%	11,551,597
	(Cost $11,517,025)
	Net Other Assets and Liabilities – (0.4)%	(40,423)
	Net Assets – 100.0%	$11,511,174

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $36,629 or 0.3% of net assets.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(e)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(g)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(h)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $133,238 and the total value of the collateral held by the Fund is $139,904.
(i)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2022, the Fund received 4 PIK shares of SK Innovation Co., Ltd.
(j)	Rate shown reflects yield as of December 31, 2022.
(k)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2022
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$133,238
Non-cash Collateral (2)	(133,238)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Currency Exposure Diversification	% of Total Investments
Australian Dollar	39.9%
South Korean Won	36.1
Singapore Dollar	11.0
Hong Kong Dollar	9.3
New Zealand Dollar	2.5
United States Dollar	1.2
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 691,696	$ 659,278	$ —	$ 32,418
Other Country Categories*	9,666,683	9,666,683	—	—
Real Estate Investment Trusts*	1,049,103	1,049,103	—	—
Rights*	4,211	—	4,211	—
Money Market Funds	139,904	139,904	—	—
Total Investments	$ 11,551,597	$ 11,514,968	$ 4,211	$ 32,418

*	See Portfolio of Investments for country breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 93.4%
	Austria – 3.1%
24,315	ANDRITZ AG	$1,393,799
23,868	BAWAG Group AG (b) (c)	1,272,365
34,912	CA Immobilien Anlagen AG	1,059,483
15,622	Erste Group Bank AG	500,005
37,864	OMV AG	1,949,566
86,903	Raiffeisen Bank International AG (d)	1,427,939
4,041	Verbund AG	340,215
		7,943,372
	Belgium – 1.1%
100,156	Proximus S.A.D.P.	964,479
17,768	Solvay S.A.	1,796,606
		2,761,085
	Denmark – 2.4%
949	AP Moller - Maersk A.S., Class B	2,133,843
2,939	Carlsberg A.S., Class B	390,581
1,066	Genmab A.S. (d)	451,302
26,455	Jyske Bank A.S. (d)	1,718,653
3,454	Novo Nordisk A.S., Class B	466,381
2,185	ROCKWOOL International A.S., Class B	513,633
16,759	Tryg A.S.	398,903
		6,073,296
	Finland – 2.3%
107,840	Kojamo Oyj	1,593,035
31,585	Neste Oyj	1,454,513
81,072	Stora Enso Oyj, Class R	1,141,204
43,422	UPM-Kymmene Oyj	1,623,584
		5,812,336
	France – 13.9%
5,943	Aeroports de Paris (d)	796,483
9,340	Alten S.A.	1,167,767
23,557	Arkema S.A.	2,115,168
374,541	Bollore SE	2,092,841
13,173	Bouygues S.A.	395,393
24,885	Carrefour S.A.	416,621
28,648	Cie de Saint-Gobain	1,399,914
30,547	Cie Generale des Etablissements Michelin SCA	849,684
42,297	Credit Agricole S.A.	445,116
7,462	Edenred	406,414
8,567	Eiffage S.A.	842,957
149,355	Engie S.A.	2,140,434
26,280	Eurazeo SE	1,634,436
577	Hermes International	892,504
1,165	LVMH Moet Hennessy Louis Vuitton SE	847,886
19,239	Nexans S.A.	1,739,196
114,743	Orange S.A.	1,139,954
3,744	Pernod Ricard S.A.	736,427
Shares	Description	Value

	France (Continued)
7,235	Publicis Groupe S.A.	$460,190
2,073	Remy Cointreau S.A.	349,721
50,589	Renault S.A. (d)	1,693,635
68,545	Rexel S.A.	1,353,016
34,649	Societe Generale S.A.	870,874
22,921	Sodexo S.A. (e)	2,195,462
65,559	SPIE S.A.	1,709,527
36,641	TotalEnergies SE	2,300,391
8,509	Vinci S.A.	849,728
221,854	Vivendi SE	2,116,929
14,366	Wendel SE	1,340,969
		35,299,637
	Germany – 17.7%
26,792	BASF SE	1,330,442
25,269	Bayerische Motoren Werke AG	2,255,362
3,509	Beiersdorf AG	402,666
11,344	Brenntag SE	725,191
240,894	Commerzbank AG (d)	2,278,495
7,698	Continental AG	461,293
59,877	Covestro AG (b) (c)	2,342,684
30,297	Daimler Truck Holding AG (d)	938,727
9,329	Delivery Hero SE (b) (c) (d)	447,183
4,201	Deutsche Boerse AG	725,809
239,079	Deutsche Lufthansa AG (d)	1,987,235
22,734	Deutsche Post AG	856,127
44,803	E.ON SE	447,653
61,514	Evonik Industries AG	1,180,978
24,373	Fresenius Medical Care AG & Co., KGaA	797,574
48,343	Fresenius SE & Co., KGaA	1,358,405
11,470	Hannover Rueck SE	2,277,580
34,630	HeidelbergCement AG	1,975,073
22,075	HUGO BOSS AG	1,279,811
91,160	K+S AG	1,793,073
28,817	LEG Immobilien SE	1,877,358
33,787	Mercedes-Benz Group AG	2,220,672
5,723	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,862,360
30,405	Porsche Automobil Holding SE (Preference Shares)	1,667,710
46,802	RWE AG	2,083,626
8,621	Sixt SE	793,177
29,148	Talanx AG	1,382,849
170,630	Telefonica Deutschland Holding AG	420,645
36,730	United Internet AG	742,710
23,386	VERBIO Vereinigte BioEnergie AG	1,517,033
13,016	Volkswagen AG (Preference Shares)	1,622,077
31,851	Vonovia SE	750,770
16,663	Wacker Chemie AG	2,129,727
		44,932,075

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Greece – 0.3%
57,609	OPAP S.A.	$815,862
	Ireland – 3.1%
426,854	AIB Group PLC	1,652,244
214,838	Bank of Ireland Group PLC	2,046,763
32,094	CRH PLC	1,271,479
150,141	Glanbia PLC	1,915,764
24,047	Smurfit Kappa Group PLC	892,789
		7,779,039
	Italy – 4.4%
393,898	Banco BPM S.p.A.	1,405,775
21,203	Brunello Cucinelli S.p.A.	1,568,345
162,102	Eni S.p.A.	2,305,414
97,278	Leonardo S.p.A.	839,298
210,550	Pirelli & C S.p.A. (b) (c)	902,435
59,715	Prysmian S.p.A.	2,215,534
135,288	UniCredit S.p.A.	1,922,038
		11,158,839
	Jersey – 1.3%
324,600	Glencore PLC	2,167,757
415,555	Man Group PLC	1,073,597
		3,241,354
	Luxembourg – 2.1%
85,587	ArcelorMittal S.A.	2,251,478
156,726	Aroundtown S.A.	366,236
101,411	B&M European Value Retail S.A.	504,257
133,332	Tenaris S.A.	2,324,281
		5,446,252
	Netherlands – 5.4%
20,955	Aalberts N.V.	812,685
38,333	ABN AMRO Bank N.V. (b) (c)	530,359
20,067	Heineken Holding N.V.	1,547,686
15,750	Heineken N.V.	1,481,621
40,597	Koninklijke Ahold Delhaize N.V.	1,166,387
110,539	Koninklijke Philips N.V.	1,657,044
8,855	NN Group N.V.	361,712
47,086	OCI N.V.	1,684,475
19,666	Prosus N.V.	1,356,767
23,798	Randstad N.V.	1,451,031
39,846	Signify N.V. (b) (c)	1,338,456
3,533	Wolters Kluwer N.V.	369,719
		13,757,942
	Norway – 3.9%
26,748	Aker ASA, Class A	1,964,436
24,158	Aker BP ASA	749,882
52,722	Equinor ASA	1,893,230
54,534	Mowi ASA	930,721
256,708	Norsk Hydro ASA	1,921,222
95,363	Orkla ASA	690,537
Shares	Description	Value

	Norway (Continued)
39,407	Yara International ASA	$1,732,061
		9,882,089
	Portugal – 1.5%
318,664	EDP - Energias de Portugal S.A.	1,588,226
108,018	Galp Energia SGPS S.A.	1,458,067
37,131	Jeronimo Martins SGPS S.A.	802,092
		3,848,385
	Spain – 4.9%
7,833	Acciona S.A.	1,441,353
61,165	ACS Actividades de Construccion y Servicios S.A.	1,752,741
229,662	Banco Bilbao Vizcaya Argentaria S.A.	1,385,072
513,829	Banco de Sabadell S.A.	484,465
295,082	Banco Santander S.A.	885,227
122,695	Bankinter S.A.	823,232
427,327	CaixaBank S.A.	1,679,691
110,751	Iberdrola S.A.	1,295,789
29,810	Naturgy Energy Group S.A.	775,735
119,861	Repsol S.A.	1,905,332
		12,428,637
	Sweden – 3.6%
26,092	AddTech AB, Class B	371,819
33,291	Boliden AB	1,248,231
153,631	Castellum AB (e)	1,858,763
429,628	Fastighets AB Balder, Class B (d)	1,997,686
123,848	Husqvarna AB, Class B	867,839
38,412	Nibe Industrier AB, Class B	357,437
401,916	SSAB AB, Class B	2,087,605
24,326	Volvo AB, Class B	439,390
		9,228,770
	Switzerland – 2.7%
3,643	Banque Cantonale Vaudoise	349,663
14,439	BKW AG	1,975,378
49,172	Coca-Cola HBC AG	1,172,879
9,500	Galenica AG (b) (c)	776,213
24,969	Holcim AG	1,292,939
4,512	Novartis AG	407,893
1,390	Siegfried Holding AG	922,257
		6,897,222
	United Kingdom – 19.4%
142,006	3i Group PLC	2,303,062
892,652	abrdn PLC	2,042,332
45,393	Anglo American PLC	1,776,122
24,603	Associated British Foods PLC	468,762
39,309	BAE Systems PLC	406,794
272,146	Barratt Developments PLC	1,305,515
275,194	Beazley PLC	2,260,668
18,830	Berkeley Group Holdings PLC	858,906
358,366	BP PLC	2,057,488

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
511,608	BT Group PLC	$693,039
33,740	Bunzl PLC	1,125,395
68,684	Burberry Group PLC	1,685,621
1,750,434	Centrica PLC	2,042,544
85,985	Compass Group PLC	1,993,271
16,351	Diageo PLC	721,515
120,828	DS Smith PLC	469,631
114,619	Evraz PLC (d) (f) (g) (h)	11,210
45,779	Frasers Group PLC (d)	392,946
346,533	Harbour Energy PLC	1,275,257
22,767	Hikma Pharmaceuticals PLC	427,175
61,451	Howden Joinery Group PLC	417,219
81,314	IG Group Holdings PLC	768,742
33,471	Imperial Brands PLC	838,025
7,109	InterContinental Hotels Group PLC	407,720
31,588	Intermediate Capital Group PLC	438,402
534,290	J Sainsbury PLC	1,406,189
422,538	Kingfisher PLC	1,206,063
1,497,955	Lloyds Banking Group PLC	822,354
8,137	London Stock Exchange Group PLC	701,984
89,079	Mondi PLC	1,517,920
549,662	NatWest Group PLC	1,762,291
143,256	Pearson PLC	1,626,594
100,340	Persimmon PLC	1,476,295
25,356	Rio Tinto PLC	1,777,327
96,108	RS GROUP PLC	1,040,479
69,091	Shell PLC	1,942,851
82,227	Smiths Group PLC	1,589,042
20,329	SSE PLC	420,754
109,530	Standard Chartered PLC	824,159
1,404,311	Taylor Wimpey PLC	1,725,754
150,109	Tesco PLC	406,865
23,470	Unilever PLC	1,186,603
613,961	Vodafone Group PLC	625,270
		49,246,155
	United States – 0.3%
10,124	Autoliv, Inc., SDR (e)	772,675
	Total Common Stocks	237,325,022
	(Cost $236,695,712)
REAL ESTATE INVESTMENT TRUSTS (a) – 5.2%
	Belgium – 0.6%
56,322	Warehouses De Pauw CVA	1,609,740
	France – 1.0%
21,430	Covivio	1,272,009
13,190	Gecina S.A.	1,343,445
		2,615,454
	Spain – 0.7%
178,987	Merlin Properties Socimi S.A.	1,681,261
Shares	Description	Value

	United Kingdom – 2.9%
442,573	British Land (The) Co., PLC	$2,113,977
237,957	Land Securities Group PLC	1,787,632
206,121	Segro PLC	1,902,814
144,638	UNITE Group (The) PLC	1,591,227
		7,395,650
	Total Real Estate Investment Trusts	13,302,105
	(Cost $12,867,582)
MONEY MARKET FUNDS – 1.5%
3,880,055	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (i) (j)	3,880,055
	(Cost $3,880,055)
	Total Investments – 100.1%	254,507,182
	(Cost $253,443,349)
	Net Other Assets and Liabilities – (0.1)%	(340,673)
	Net Assets – 100.0%	$254,166,509

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,644,826 and the total value of the collateral held by the Fund is $3,880,055.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $11,210 or 0.0% of net assets.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2022
(i)	Rate shown reflects yield as of December 31, 2022.
(j)	This security serves as collateral for securities on loan.

SDR	Swedish Depositary Receipt

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$3,644,826
Non-cash Collateral (2)	(3,644,826)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
Currency Exposure Diversification	% of Total Investments
Euro	61.5%
British Pound Sterling	24.5
Swedish Krona	3.9
Norwegian Krone	3.9
Danish Krone	2.4
Swiss Franc	2.3
United States Dollar	1.5
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United Kingdom	$ 49,246,155	$ 49,234,945	$ —	$ 11,210
Other Country Categories*	188,078,867	188,078,867	—	—
Real Estate Investment Trusts*	13,302,105	13,302,105	—	—
Money Market Funds	3,880,055	3,880,055	—	—
Total Investments	$ 254,507,182	$ 254,495,972	$—	$ 11,210

*	See Portfolio of Investments for country breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 98.4%
	Brazil – 62.3%
152,109	Ambev S.A.	$418,320
244,571	Atacadao S.A.	684,646
476,567	Banco Bradesco S.A. (Preference Shares)	1,367,487
306,824	Banco do Brasil S.A.	2,018,277
180,166	Braskem S.A., Class A (Preference Shares)	810,785
277,764	Caixa Seguridade Participacoes S.A.	439,288
377,298	CCR S.A.	773,212
55,010	Centrais Eletricas Brasileiras S.A.	438,851
142,970	Cia de Saneamento Basico do Estado de Sao Paulo	1,547,832
308,721	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	1,344,871
439,363	Cia Energetica de Minas Gerais (Preference Shares)	927,033
1,436,945	Cia Paranaense de Energia, Class B (Preference Shares)	2,152,798
743,325	Cia Siderurgica Nacional S.A.	2,048,464
56,428	Energisa S.A.	472,500
439,363	Equatorial Energia S.A.	2,248,513
483,587	Gerdau S.A. (Preference Shares)	2,690,080
213,675	Hypera S.A.	1,829,274
421,200	Itau Unibanco Holding S.A. (Preference Shares)	1,994,413
1,068,922	Itausa S.A. (Preference Shares)	1,722,908
470,497	JBS S.A.	1,959,606
130,236	Klabin S.A.	492,601
254,626	Lojas Renner S.A.	987,687
429,309	Petro Rio S.A. (b)	3,025,633
396,606	Petroleo Brasileiro S.A. (Preference Shares)	1,840,399
207,987	Raia Drogasil S.A.	934,410
538,752	Sendas Distribuidora S.A.	1,986,742
106,237	Suzano S.A.	970,666
175,138	Telefonica Brasil S.A.	1,272,133
587,030	TIM S.A.	1,378,696
131,248	Vale S.A.	2,209,446
274,061	Vibra Energia S.A.	807,169
		43,794,740
	Chile – 17.4%
14,745,946	Banco de Chile	1,529,789
683,490	Cencosud S.A.	1,124,042
31,382,115	Cia Sud Americana de Vapores S.A.	2,478,752
1,136,752	Empresas CMPC S.A.	1,897,468
337,545	Empresas Copec S.A.	2,518,506
433,821	Falabella S.A.	843,860
Shares	Description	Value

	Chile (Continued)
23,232	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	$1,878,827
		12,271,244
	Colombia – 0.7%
71,653	Bancolombia S.A. (Preference Shares)	495,866
	Mexico – 18.0%
181,783	Arca Continental S.A.B. de C.V.	1,474,302
2,532,385	Cemex S.A.B. de C.V., Series CPO (b)	1,029,251
297,877	El Puerto de Liverpool S.A.B. de C.V.	1,762,513
69,619	Fomento Economico Mexicano S.A.B. de C.V., Series UBD	544,298
495,273	Grupo Bimbo S.A.B. de C.V., Series A	2,091,754
357,404	Grupo Carso S.A.B. de C.V., Series A1	1,504,338
67,951	Grupo Financiero Banorte S.A.B. de C.V., Class O	489,028
386,995	Grupo Mexico S.A.B. de C.V., Series B	1,364,358
44,884	Industrias Penoles S.A.B. de C.V.	548,609
1,040,542	Orbia Advance Corp. S.A.B. de C.V.	1,844,904
		12,653,355
	Total Common Stocks	69,215,205
	(Cost $72,612,445)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.7%
	Mexico – 0.7%
423,896	Fibra Uno Administracion S.A. de C.V.	500,326
	(Cost $483,989)
	Total Investments – 99.1%	69,715,531
	(Cost $73,096,434)
	Net Other Assets and Liabilities – 0.9%	642,877
	Net Assets – 100.0%	$70,358,408

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments (Continued)
December 31, 2022
Currency Exposure Diversification	% of Total Investments
Brazilian Real	62.8%
Mexican Peso	18.9
Chilean Peso	17.6
Colombian Peso	0.7
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 69,215,205	$ 69,215,205	$ —	$ —
Real Estate Investment Trusts*	500,326	500,326	—	—
Total Investments	$ 69,715,531	$ 69,715,531	$—	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.2%
	Aerospace & Defense – 0.8%
181,609	Embraer S.A. (a)	$492,225
	Banks – 8.5%
120,802	Banco Bradesco S.A. (Preference Shares)	346,636
311,196	Banco do Brasil S.A.	2,047,036
72,109	Banco Santander Brasil S.A.	385,009
183,291	Itau Unibanco Holding S.A. (Preference Shares)	867,896
1,096,168	Itausa S.A. (Preference Shares)	1,766,824
		5,413,401
	Chemicals – 3.6%
167,370	Braskem S.A., Class A (Preference Shares)	753,201
91,243	Unipar Carbocloro S.A., Class B (Preference Shares)	1,520,961
		2,274,162
	Containers & Packaging – 0.6%
102,837	Klabin S.A.	388,968
	Diversified Telecommunication Services – 1.5%
132,447	Telefonica Brasil S.A.	962,042
	Electric Utilities – 17.4%
224,882	Centrais Eletricas Brasileiras S.A.	1,794,030
271,350	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	1,182,073
800,679	Cia Energetica de Minas Gerais (Preference Shares)	1,689,391
1,521,032	Cia Paranaense de Energia, Class B (Preference Shares)	2,278,775
405,216	EDP - Energias do Brasil S.A.	1,595,614
103,000	Energisa S.A.	862,471
181,948	Equatorial Energia S.A.	931,149
107,604	Transmissora Alianca de Energia Eletrica S.A.	706,592
		11,040,095
	Food & Staples Retailing – 3.1%
124,643	Atacadao S.A.	348,923
436,790	Sendas Distribuidora S.A.	1,610,739
		1,959,662
	Food Products – 7.8%
263,074	JBS S.A.	1,095,695
238,824	M. Dias Branco S.A.	1,620,733
114,396	Sao Martinho S.A.	574,607
188,324	SLC Agricola S.A.	1,673,238
		4,964,273
Shares	Description	Value

	Independent Power & Renewable Electricity Producers – 2.7%
422,017	Eneva S.A. (a)	$953,580
100,635	Engie Brasil Energia S.A.	722,014
		1,675,594
	Insurance – 4.7%
240,123	BB Seguridade Participacoes S.A.	1,533,131
599,643	Caixa Seguridade Participacoes S.A.	948,344
116,981	Porto Seguro S.A.	512,924
		2,994,399
	Internet & Direct Marketing Retail – 0.9%
309,392	Americanas S.A.	565,488
	IT Services – 3.5%
2,216,274	Cielo S.A.	2,199,588
	Metals & Mining – 19.5%
411,588	Bradespar S.A. (Preference Shares)	2,316,851
672,837	Cia Siderurgica Nacional S.A.	1,854,212
464,829	Gerdau S.A. (Preference Shares)	2,585,734
870,261	Metalurgica Gerdau S.A. (Preference Shares)	2,137,845
1,200,998	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	1,628,703
108,562	Vale S.A.	1,827,547
		12,350,892
	Oil, Gas & Consumable Fuels – 10.9%
228,313	Cosan S.A.	740,323
472,416	Petro Rio S.A. (a)	3,329,438
371,971	Petroleo Brasileiro S.A. (Preference Shares)	1,726,083
452,679	Raizen S.A. (Preference Shares)	320,663
337,565	Ultrapar Participacoes S.A.	806,230
		6,922,737
	Paper & Forest Products – 1.8%
125,449	Suzano S.A.	1,146,202
	Personal Products – 0.5%
154,833	Natura & Co. Holding S.A.	340,473
	Pharmaceuticals – 3.7%
273,113	Hypera S.A.	2,338,124
	Real Estate Management & Development – 0.6%
94,655	Multiplan Empreendimentos Imobiliarios S.A.	392,622

See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail – 0.6%
124,354	Vibra Energia S.A.	$366,249
	Transportation Infrastructure – 2.2%
663,265	CCR S.A.	1,359,255
	Water Utilities – 2.5%
147,806	Cia de Saneamento Basico do Estado de Sao Paulo	1,600,188
	Wireless Telecommunication Services – 1.8%
488,489	TIM S.A.	1,147,263
	Total Investments – 99.2%	62,893,902
	(Cost $63,417,736)
	Net Other Assets and Liabilities – 0.8%	483,378
	Net Assets – 100.0%	$63,377,280

(a)	Non-income producing security.

Country Allocation†	% of Net Assets
Brazil	99.2%
Total Investments	99.2
Net Other Assets and Liabilities	0.8
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Brazilian Real	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 62,893,902	$ 62,893,902	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.8%
	Air Freight & Logistics – 1.8%
412,000	Sinotrans Ltd., Class H	$134,070
	Airlines – 1.6%
136,000	Air China Ltd., Class H (a)	121,095
	Automobiles – 5.6%
4,272	BYD Co., Ltd., Class H	105,412
311,880	Dongfeng Motor Group Co., Ltd., Class H	179,006
62,000	Guangzhou Automobile Group Co., Ltd., Class H	41,781
60,000	Yadea Group Holdings Ltd. (b) (c)	100,391
		426,590
	Banks – 0.7%
183,000	China Everbright Bank Co., Ltd., Class H	55,799
	Beverages – 0.8%
3,789	Anhui Gujing Distillery Co., Ltd., Class B	60,679
	Capital Markets – 1.4%
754,000	China Cinda Asset Management Co., Ltd., Class H	104,327
	Commercial Services & Supplies – 1.8%
300,000	China Everbright Environment Group Ltd.	134,137
	Construction & Engineering – 7.8%
135,517	China Conch Venture Holdings Ltd.	294,457
287,000	China Railway Group Ltd., Class H	151,489
78,800	Xinte Energy Co., Ltd., Class H	145,779
		591,725
	Construction Materials – 6.8%
54,356	Anhui Conch Cement Co., Ltd., Class H	190,113
166,000	China National Building Material Co., Ltd., Class H	136,323
351,822	China Resources Cement Holdings Ltd.	186,606
		513,042
	Diversified Financial Services – 0.7%
70,000	Far East Horizon Ltd.	54,705
	Diversified Telecommunication Services – 0.7%
459,403	China Tower Corp., Ltd., Class H (b) (c)	49,440
Shares	Description	Value

	Electronic Equipment, Instruments & Components – 7.4%
349,554	BOE Technology Group Co., Ltd., Class B	$154,055
77,950	Kingboard Holdings Ltd.	248,167
143,500	Kingboard Laminates Holdings Ltd.	157,740
		559,962
	Gas Utilities – 6.2%
66,500	Beijing Enterprises Holdings Ltd.	212,992
361,400	Kunlun Energy Co., Ltd.	257,897
		470,889
	Health Care Providers & Services – 1.6%
48,800	Sinopharm Group Co., Ltd., Class H	124,041
	Hotels, Restaurants & Leisure – 1.3%
466,000	Haichang Ocean Park Holdings Ltd. (a) (b) (c)	95,523
	Independent Power & Renewable Electricity Producers – 1.3%
93,000	China Power International Development Ltd.	39,319
118,000	Huaneng Power International, Inc., Class H (a)	55,784
		95,103
	Industrial Conglomerates – 1.4%
128,000	Fosun International Ltd.	104,296
	Insurance – 1.4%
114,068	PICC Property & Casualty Co., Ltd., Class H	108,289
	Marine – 2.8%
211,490	COSCO SHIPPING Holdings Co., Ltd., Class H	215,678
	Metals & Mining – 12.7%
792,200	Angang Steel Co., Ltd., Class H	216,180
209,265	China Hongqiao Group Ltd.	197,591
318,000	CMOC Group Ltd., Class H	146,667
134,467	Inner Mongolia ERDOS Resources Co., Ltd., Class B	219,047
584,000	Maanshan Iron & Steel Co., Ltd., Class H	136,171
160,000	MMG Ltd. (a)	40,997
		956,653

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 9.9%
348,836	China Coal Energy Co., Ltd., Class H	$283,790
180,288	Inner Mongolia Yitai Coal Co., Ltd., Class B	238,160
74,534	Yankuang Energy Group Co., Ltd., Class H	227,266
		749,216
	Pharmaceuticals – 4.7%
435,000	China Resources Pharmaceutical Group Ltd. (b) (c)	352,215
	Real Estate Management & Development – 14.8%
87,000	C&D International Investment Group Ltd.	253,573
56,272	China Overseas Land & Investment Ltd.	148,512
12,200	China Resources Land Ltd.	55,878
95,000	Country Garden Holdings Co., Ltd.	32,496
142,500	Greentown China Holdings Ltd.	208,124
240,000	Seazen Group Ltd. (a)	88,861
171,300	Sunac China Holdings Ltd. (a) (d) (e) (f)	50,257
230,000	Yuexiu Property Co., Ltd.	278,459
		1,116,160
	Semiconductors & Semiconductor Equipment – 2.2%
45,000	Shanghai Fudan Microelectronics Group Co., Ltd., Class H	170,073
	Trading Companies & Distributors – 1.0%
591,000	COSCO SHIPPING Development Co., Ltd., Class H	78,745
	Transportation Infrastructure – 1.4%
70,000	China Merchants Port Holdings Co., Ltd.	102,595
	Total Investments – 99.8%	7,545,047
	(Cost $9,199,720)
	Net Other Assets and Liabilities – 0.2%	14,862
	Net Assets – 100.0%	$7,559,909

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $50,257 or 0.7% of net assets.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

Country Allocation†	% of Net Assets
China	50.9%
Cayman Islands	26.1
Hong Kong	19.4
Bermuda	3.4
Total Investments	99.8
Net Other Assets and Liabilities	0.2
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	93.9%
United States Dollar	6.1
Total	100.0%

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Real Estate Management & Development	$ 1,116,160	$ 1,065,903	$ —	$ 50,257
Other Industry Categories*	6,428,887	6,428,887	—	—
Total Investments	$ 7,545,047	$ 7,494,790	$—	$ 50,257

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.9%
	Airlines – 0.4%
15,900	Japan Airlines Co., Ltd. (a)	$326,505
	Auto Components – 3.2%
27,400	Aisin Corp.	736,986
76,300	NGK Spark Plug Co., Ltd.	1,417,980
50,800	Sumitomo Electric Industries Ltd.	582,357
		2,737,323
	Automobiles – 6.8%
23,400	Honda Motor Co., Ltd.	540,604
50,800	Isuzu Motors Ltd.	598,808
135,700	Mazda Motor Corp.	1,039,153
410,900	Mitsubishi Motors Corp. (a)	1,596,762
143,100	Nissan Motor Co., Ltd.	455,883
15,800	Subaru Corp.	244,091
60,400	Yamaha Motor Co., Ltd. (b)	1,385,279
		5,860,580
	Beverages – 0.6%
15,100	Suntory Beverage & Food Ltd.	517,754
	Building Products – 1.2%
31,800	AGC, Inc. (b)	1,064,927
	Capital Markets – 1.0%
43,000	SBI Holdings, Inc.	824,680
	Chemicals – 8.5%
108,700	Asahi Kasei Corp.	779,718
152,900	Mitsubishi Chemical Group Corp.	797,704
57,100	Mitsubishi Gas Chemical Co., Inc.	793,152
64,700	Mitsui Chemicals, Inc.	1,466,645
283,800	Sumitomo Chemical Co., Ltd.	1,025,001
197,200	Toray Industries, Inc.	1,106,808
111,700	Tosoh Corp.	1,336,247
		7,305,275
	Commercial Services & Supplies – 1.7%
25,000	Dai Nippon Printing Co., Ltd.	504,800
67,000	Toppan, Inc.	997,547
		1,502,347
	Construction & Engineering – 4.0%
64,300	JGC Holdings Corp.	822,123
72,400	Kajima Corp.	847,351
115,100	Obayashi Corp.	875,265
27,100	Taisei Corp.	877,591
		3,422,330
	Diversified Financial Services – 1.7%
240,300	Mitsubishi HC Capital, Inc.	1,188,317
Shares	Description	Value

	Diversified Financial Services (Continued)
8,200	Tokyo Century Corp.	$279,914
		1,468,231
	Diversified Telecommunication Services – 0.7%
19,600	Nippon Telegraph & Telephone Corp.	561,835
	Electric Utilities – 2.4%
84,100	Kansai Electric Power (The) Co., Inc.	819,597
332,100	Tokyo Electric Power Co., Holdings, Inc. (a)	1,204,508
		2,024,105
	Electronic Equipment, Instruments & Components – 1.7%
9,100	Ibiden Co., Ltd.	331,785
8,100	Taiyo Yuden Co., Ltd.	236,384
27,400	TDK Corp.	905,052
		1,473,221
	Food & Staples Retailing – 0.4%
7,400	MatsukiyoCocokara & Co.	372,143
	Food Products – 2.3%
5,000	MEIJI Holdings Co., Ltd.	256,781
27,000	NH Foods Ltd.	756,058
8,000	Nissin Foods Holdings Co., Ltd.	635,172
4,500	Yakult Honsha Co., Ltd.	293,508
		1,941,519
	Gas Utilities – 2.9%
72,400	Osaka Gas Co., Ltd.	1,175,038
67,300	Tokyo Gas Co., Ltd.	1,325,590
		2,500,628
	Health Care Equipment & Supplies – 0.3%
13,100	Olympus Corp.	234,770
	Hotels, Restaurants & Leisure – 1.0%
35,100	Zensho Holdings Co., Ltd.	885,256
	Household Durables – 4.8%
71,300	Haseko Corp.	800,251
90,800	Iida Group Holdings Co., Ltd.	1,384,416
120,100	Nikon Corp.	1,076,178
68,400	Panasonic Holdings Corp.	578,773
15,900	Sekisui House Ltd.	282,709
		4,122,327

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Industrial Conglomerates – 1.4%
5,100	Hitachi Ltd.	$260,013
27,600	Toshiba Corp.	968,019
		1,228,032
	Insurance – 7.1%
44,600	Dai-ichi Life Holdings, Inc.	1,017,467
39,200	Japan Post Holdings Co., Ltd.	331,396
68,800	Japan Post Insurance Co., Ltd.	1,216,739
27,500	MS&AD Insurance Group Holdings, Inc.	885,096
31,700	Sompo Holdings, Inc.	1,415,437
56,700	Tokio Marine Holdings, Inc.	1,221,573
		6,087,708
	IT Services – 0.3%
7,500	NEC Corp.	264,877
	Leisure Products – 0.9%
52,000	Sega Sammy Holdings, Inc.	791,253
	Machinery – 5.8%
24,600	Hitachi Construction Machinery Co., Ltd.	554,643
40,900	IHI Corp.	1,198,267
24,600	Komatsu Ltd.	539,086
39,800	Mitsubishi Heavy Industries Ltd.	1,587,269
82,900	NGK Insulators Ltd.	1,059,937
		4,939,202
	Marine – 5.1%
68,300	Kawasaki Kisen Kaisha Ltd. (b)	1,450,412
60,400	Mitsui OSK Lines Ltd. (b)	1,514,142
60,600	Nippon Yusen KK (b)	1,436,041
		4,400,595
	Metals & Mining – 5.7%
131,700	JFE Holdings, Inc.	1,541,384
99,400	Nippon Steel Corp.	1,735,940
44,200	Sumitomo Metal Mining Co., Ltd.	1,573,135
		4,850,459
	Multiline Retail – 0.9%
68,300	Isetan Mitsukoshi Holdings Ltd.	747,844
	Oil, Gas & Consumable Fuels – 4.6%
367,000	ENEOS Holdings, Inc.	1,252,789
57,000	Idemitsu Kosan Co., Ltd.	1,333,359
127,900	Inpex Corp. (b)	1,360,472
		3,946,620
	Paper & Forest Products – 1.2%
256,100	Oji Holdings Corp.	1,036,186
Shares	Description	Value

	Pharmaceuticals – 1.9%
11,400	Daiichi Sankyo Co., Ltd.	$369,171
21,000	Ono Pharmaceutical Co., Ltd.	493,318
103,600	Sumitomo Pharma Co., Ltd.	788,604
		1,651,093
	Real Estate Management & Development – 2.3%
19,500	Mitsubishi Estate Co., Ltd.	254,225
12,500	Mitsui Fudosan Co., Ltd.	230,208
44,800	Nomura Real Estate Holdings, Inc.	966,047
104,900	Tokyu Fudosan Holdings Corp.	501,960
		1,952,440
	Road & Rail – 3.1%
20,200	Hankyu Hanshin Holdings, Inc.	603,353
8,500	Kintetsu Group Holdings Co., Ltd.	282,059
27,000	Kyushu Railway Co.	601,143
104,900	Seibu Holdings, Inc.	1,152,589
		2,639,144
	Semiconductors & Semiconductor Equipment – 1.3%
20,900	Shinko Electric Industries Co., Ltd.	539,858
43,200	SUMCO Corp. (b)	578,348
		1,118,206
	Specialty Retail – 1.2%
3,100	Hikari Tsushin, Inc.	439,820
3,500	Shimamura Co., Ltd.	349,360
76,700	Yamada Holdings Co., Ltd.	272,927
		1,062,107
	Technology Hardware, Storage & Peripherals – 2.2%
47,700	Brother Industries Ltd.	729,457
79,000	Seiko Epson Corp.	1,159,357
		1,888,814
	Trading Companies & Distributors – 9.3%
20,300	ITOCHU Corp.	641,297
123,400	Marubeni Corp.	1,424,497
28,000	Mitsubishi Corp.	913,777
50,900	Mitsui & Co., Ltd.	1,494,344
78,900	Sojitz Corp.	1,510,787
80,700	Sumitomo Corp.	1,350,329
16,600	Toyota Tsusho Corp.	617,883
		7,952,914
	Total Common Stocks	85,703,250
	(Cost $86,282,639)

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
MONEY MARKET FUNDS – 5.1%
4,329,690	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (c) (d)	$4,329,690
	(Cost $4,329,690)
	Total Investments – 105.0%	90,032,940
	(Cost $90,612,329)
	Net Other Assets and Liabilities – (5.0)%	(4,264,573)
	Net Assets – 100.0%	$85,768,367

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $4,081,930 and the total value of the collateral held by the Fund is $4,329,690.
(c)	Rate shown reflects yield as of December 31, 2022.
(d)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$4,081,930
Non-cash Collateral (2)	(4,081,930)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Country Allocation†	% of Net Assets
Japan	99.9%
United States	5.1
Total Investments	105.0
Net Other Assets and Liabilities	(5.0)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Japanese Yen	95.2%
United States Dollar	4.8
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 85,703,250	$ 85,703,250	$ —	$ —
Money Market Funds	4,329,690	4,329,690	—	—
Total Investments	$ 90,032,940	$ 90,032,940	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 93.2%
	Australia – 5.5%
225,794	Allkem Ltd. (b)	$1,727,946
21,755	Ampol Ltd.	418,880
16,237	BHP Group Ltd.	504,438
205,876	BlueScope Steel Ltd.	2,360,474
109,632	Brambles Ltd.	900,940
74,370	Fortescue Metals Group Ltd.	1,038,520
464,443	Harvey Norman Holdings Ltd.	1,305,972
91,307	IGO Ltd.	836,759
534,573	Incitec Pivot Ltd.	1,368,505
522,319	New Hope Corp., Ltd.	2,261,749
36,965	Newcrest Mining Ltd.	519,460
24,261	OZ Minerals Ltd.	460,855
685,801	Pilbara Minerals Ltd. (b)	1,750,978
373,775	Qantas Airways Ltd. (b)	1,529,453
20,092	Rio Tinto Ltd.	1,592,447
861,502	South32 Ltd.	2,346,214
347,087	Whitehaven Coal Ltd.	2,226,080
		23,149,670
	Austria – 1.0%
9,233	BAWAG Group AG (c) (d)	492,196
13,503	CA Immobilien Anlagen AG	409,779
43,937	OMV AG	2,262,257
67,238	Raiffeisen Bank International AG (b)	1,104,815
		4,269,047
	Belgium – 0.6%
38,744	Proximus S.A.D.P.	373,096
20,617	Solvay S.A.	2,084,682
		2,457,778
	Canada – 11.2%
49,681	Alimentation Couche-Tard, Inc.	2,183,175
62,671	AltaGas Ltd.	1,082,163
133,225	ARC Resources Ltd.	1,795,684
36,520	Aritzia, Inc. (b)	1,277,121
373,345	B2Gold Corp.	1,326,285
17,186	Canadian Natural Resources Ltd.	954,369
47,126	Capital Power Corp.	1,612,517
16,504	CCL Industries, Inc., Class B	705,016
78,436	Cenovus Energy, Inc.	1,521,797
326,095	Crescent Point Energy Corp.	2,326,498
13,936	Dollarama, Inc.	815,060
67,798	Element Fleet Management Corp.	923,835
141,245	Enerplus Corp.	2,493,172
1,752	Fairfax Financial Holdings Ltd.	1,037,834
46,192	Imperial Oil Ltd.	2,249,898
11,306	Intact Financial Corp.	1,627,513
316,648	Lundin Mining Corp.	1,943,386
142,963	MEG Energy Corp. (b)	1,990,290
19,186	Nutrien Ltd.	1,400,691
34,883	Onex Corp.	1,682,061
50,339	Saputo, Inc.	1,246,206
Shares	Description	Value

	Canada (Continued)
13,292	Spin Master Corp. (c) (d)	$327,097
9,121	Stantec, Inc.	437,054
42,613	Suncor Energy, Inc.	1,351,720
65,764	Teck Resources Ltd., Class B	2,485,335
17,680	TFI International, Inc.	1,770,742
31,653	Tourmaline Oil Corp.	1,597,144
93,431	Vermilion Energy, Inc.	1,654,019
5,921	Waste Connections, Inc.	784,860
27,647	West Fraser Timber Co., Ltd.	1,996,342
316,105	Whitecap Resources, Inc. (e)	2,507,362
		47,106,246
	Cayman Islands – 1.2%
66,925	CK Asset Holdings Ltd.	411,987
218,373	CK Hutchison Holdings Ltd.	1,310,722
826,967	Shimao Group Holdings Ltd. (b) (f) (g) (h)	234,144
1,711,130	Sino Biopharmaceutical Ltd.	1,001,847
651,730	SITC International Holdings Co., Ltd.	1,449,504
1,275,666	WH Group Ltd. (c) (d)	741,985
		5,150,189
	Denmark – 0.8%
1,101	AP Moller - Maersk A.S., Class B	2,475,618
15,353	Jyske Bank A.S. (b)	997,410
		3,473,028
	Finland – 1.4%
125,148	Kojamo Oyj	1,848,713
27,488	Neste Oyj	1,265,843
94,076	Stora Enso Oyj, Class R	1,324,253
37,798	UPM-Kymmene Oyj	1,413,298
		5,852,107
	France – 5.4%
21,869	Arkema S.A.	1,963,603
434,654	Bollore SE	2,428,738
22,159	Cie de Saint-Gobain	1,082,823
138,654	Engie S.A.	1,987,076
30,491	Eurazeo SE	1,896,331
22,333	Nexans S.A.	2,018,892
44,387	Orange S.A.	440,978
29,352	Renault S.A. (b)	982,656
53,034	Rexel S.A.	1,046,843
21,280	Sodexo S.A. (e)	2,038,281
38,043	SPIE S.A.	992,015
34,601	TotalEnergies SE	2,172,316
257,455	Vivendi SE	2,456,633
11,117	Wendel SE	1,037,697
		22,544,882
	Germany – 7.8%
31,098	BASF SE	1,544,270
29,325	Bayerische Motoren Werke AG	2,617,377

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
223,638	Commerzbank AG (b)	$2,115,279
55,584	Covestro AG (c) (d)	2,174,721
208,087	Deutsche Lufthansa AG (b)	1,729,628
23,796	Evonik Industries AG	456,848
14,140	Fresenius Medical Care AG & Co., KGaA	462,712
18,701	Fresenius SE & Co., KGaA	525,485
10,648	Hannover Rueck SE	2,114,357
30,146	HeidelbergCement AG	1,719,334
105,796	K+S AG	2,080,956
33,449	LEG Immobilien SE	2,179,122
31,365	Mercedes-Benz Group AG	2,061,484
3,317	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,079,408
35,289	Porsche Automobil Holding SE (Preference Shares)	1,935,597
54,312	RWE AG	2,417,971
11,277	Talanx AG	535,007
20,355	VERBIO Vereinigte BioEnergie AG	1,320,414
11,323	Volkswagen AG (Preference Shares)	1,411,093
18,482	Vonovia SE	435,645
15,468	Wacker Chemie AG	1,976,992
		32,893,700
	Hong Kong – 0.3%
161,125	Swire Pacific Ltd., Class A	1,418,149
	Ireland – 1.4%
330,239	AIB Group PLC	1,278,272
186,982	Bank of Ireland Group PLC	1,781,378
24,825	CRH PLC	983,501
139,384	Glanbia PLC	1,778,507
		5,821,658
	Israel – 0.3%
19,730	First International Bank of Israel (The) Ltd.	780,197
49,667	ICL Group Ltd.	359,598
		1,139,795
	Italy – 1.7%
8,201	Brunello Cucinelli S.p.A.	606,612
150,499	Eni S.p.A.	2,140,397
122,169	Pirelli & C S.p.A. (c) (d)	523,626
55,434	Prysmian S.p.A.	2,056,701
117,753	UniCredit S.p.A.	1,672,918
		7,000,254
	Japan – 27.3%
21,500	Aeon Co., Ltd.	455,917
25,900	AGC, Inc. (e)	867,346
15,700	Aisin Corp.	422,287
Shares	Description	Value

	Japan (Continued)
58,800	Ajinomoto Co., Inc.	$1,806,026
85,700	ANA Holdings, Inc. (b)	1,828,406
60,900	Asahi Kasei Corp.	436,843
70,100	Brother Industries Ltd.	1,072,011
36,700	Canon, Inc. (e)	798,513
14,400	Daiichi Sankyo Co., Ltd.	466,321
12,900	Daito Trust Construction Co., Ltd.	1,330,890
7,800	East Japan Railway Co.	446,937
625,700	ENEOS Holdings, Inc.	2,135,885
22,700	Fukuoka Financial Group, Inc.	519,762
66,900	Hankyu Hanshin Holdings, Inc.	1,998,232
74,100	Haseko Corp.	831,677
3,400	Hikari Tsushin, Inc.	482,383
65,300	Hitachi Construction Machinery Co., Ltd.	1,472,285
92,800	Idemitsu Kosan Co., Ltd.	2,170,802
89,000	Iida Group Holdings Co., Ltd.	1,356,972
171,300	Inpex Corp. (e)	1,822,118
94,900	Isetan Mitsukoshi Holdings Ltd.	1,039,099
182,200	Isuzu Motors Ltd.	2,147,694
90,200	Japan Airlines Co., Ltd. (b)	1,852,248
24,500	Japan Tobacco, Inc. (e)	496,758
173,600	JFE Holdings, Inc.	2,031,771
64,400	JGC Holdings Corp.	823,401
143,200	Kawasaki Kisen Kaisha Ltd. (e)	3,040,981
48,300	Kintetsu Group Holdings Co., Ltd.	1,602,762
26,100	Kirin Holdings Co., Ltd. (e)	399,932
15,900	Kyocera Corp.	793,789
74,500	Kyushu Railway Co.	1,658,709
12,300	Lawson, Inc.	471,419
229,500	Marubeni Corp.	2,649,288
28,000	MatsukiyoCocokara & Co.	1,408,107
121,800	Mazda Motor Corp.	932,711
88,000	Mitsubishi Chemical Group Corp.	459,110
44,000	Mitsubishi Corp.	1,435,934
467,900	Mitsubishi HC Capital, Inc.	2,313,830
36,300	Mitsubishi Heavy Industries Ltd.	1,447,685
561,800	Mitsubishi Motors Corp. (b)	2,183,161
94,200	Mitsui & Co., Ltd.	2,765,564
61,900	Mitsui Chemicals, Inc.	1,403,174
111,900	Mitsui OSK Lines Ltd. (e)	2,805,174
97,000	NGK Insulators Ltd.	1,240,216
90,900	NGK Spark Plug Co., Ltd.	1,689,310
31,600	NIPPON EXPRESS HOLDINGS, Inc.	1,815,483
145,000	Nippon Steel Corp.	2,532,307
14,900	Nippon Telegraph & Telephone Corp.	427,109
118,000	Nippon Yusen KK (e)	2,796,251
126,500	Nissan Motor Co., Ltd.	402,999
17,300	Nissin Foods Holdings Co., Ltd.	1,373,560

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
71,100	Nomura Real Estate Holdings, Inc.	$1,533,168
216,400	Oji Holdings Corp.	875,559
26,600	Osaka Gas Co., Ltd.	431,713
68,200	Pan Pacific International Holdings Corp.	1,274,723
43,500	Persol Holdings Co., Ltd.	937,351
55,100	Ricoh Co., Ltd.	422,780
100,400	Rohto Pharmaceutical Co., Ltd.	1,774,825
22,400	SBI Holdings, Inc.	429,601
80,500	Seibu Holdings, Inc.	884,494
59,100	Seiko Epson Corp.	867,316
48,500	Sekisui House Ltd.	862,350
50,100	Seven & i Holdings Co., Ltd.	2,160,668
9,500	Shimamura Co., Ltd.	948,263
137,000	Sojitz Corp.	2,623,293
30,300	Sompo Holdings, Inc.	1,352,926
34,500	SUMCO Corp. (e)	461,875
351,300	Sumitomo Chemical Co., Ltd.	1,268,792
129,200	Sumitomo Corp.	2,161,865
70,000	Sumitomo Metal Mining Co., Ltd.	2,491,390
11,300	Suntory Beverage & Food Ltd.	387,458
29,000	Taisei Corp.	939,119
15,600	Taiyo Yuden Co., Ltd.	455,258
52,300	TDK Corp.	1,727,526
45,500	TIS, Inc.	1,206,492
34,100	Tobu Railway Co., Ltd.	800,274
45,400	Tokio Marine Holdings, Inc.	978,120
71,200	Tokyo Gas Co., Ltd.	1,402,408
232,500	Tokyu Fudosan Holdings Corp.	1,112,542
81,100	Toppan, Inc.	1,207,478
81,800	Toray Industries, Inc.	459,112
11,300	Toshiba Corp.	396,327
180,780	Tosoh Corp.	2,162,638
9,800	Toyo Suisan Kaisha Ltd.	380,829
26,000	Toyota Tsusho Corp.	967,769
7,400	Trend Micro, Inc.	346,205
20,800	Yakult Honsha Co., Ltd.	1,356,660
64,500	Yamaha Motor Co., Ltd. (e)	1,479,313
64,900	Zensho Holdings Co., Ltd.	1,636,841
		114,326,470
	Jersey – 0.7%
376,699	Glencore PLC	2,515,686
160,749	Man Group PLC	415,299
		2,930,985
	Luxembourg – 1.7%
99,319	ArcelorMittal S.A.	2,612,716
829,935	Samsonite International S.A. (b) (c) (d)	2,185,033
123,780	Tenaris S.A.	2,157,767
		6,955,516
Shares	Description	Value

	Marshall Islands – 0.2%
57,861	Atlas Corp. (e)	$887,588
	Netherlands – 1.4%
11,645	Heineken Holding N.V.	898,131
4,568	Heineken N.V.	429,717
102,622	Koninklijke Philips N.V.	1,538,364
54,644	OCI N.V.	1,954,858
7,606	Prosus N.V.	524,742
15,415	Signify N.V. (c) (d)	517,801
		5,863,613
	New Zealand – 0.1%
82,188	Infratil Ltd.	451,367
	Norway – 1.9%
24,828	Aker ASA, Class A	1,823,427
62,050	Equinor ASA	2,228,196
297,902	Norsk Hydro ASA	2,229,521
35,074	Yara International ASA	1,541,612
		7,822,756
	Portugal – 0.3%
277,356	EDP - Energias de Portugal S.A.	1,382,347
	Singapore – 1.8%
151,800	City Developments Ltd.	932,741
85,400	Jardine Cycle & Carriage Ltd.	1,823,533
332,100	Keppel Corp., Ltd.	1,800,094
936,700	Sembcorp Industries Ltd.	2,363,779
113,100	Singapore Airlines Ltd.	466,958
		7,387,105
	South Korea – 7.0%
5,599	CJ CheilJedang Corp.	1,684,792
60,946	Hanwha Solutions Corp. (b)	2,072,501
10,622	Hyundai Glovis Co., Ltd.	1,373,426
3,012	Hyundai Mobis Co., Ltd.	477,585
3,260	Hyundai Motor Co.	389,292
32,007	Kia Corp.	1,501,001
4,835	Korea Zinc Co., Ltd.	2,156,536
52,066	Korean Air Lines Co., Ltd. (b)	944,970
47,679	KT Corp.	1,274,456
15,550	LG Corp.	960,423
14,639	LG Electronics, Inc.	1,001,403
4,207	LG Innotek Co., Ltd.	840,069
107,038	LG Uplus Corp.	935,366
4,166	Lotte Chemical Corp. (e)	588,083
3,836	POSCO Chemical Co., Ltd. (e)	546,050
13,634	POSCO Holdings, Inc.	2,981,258
15,411	Samsung Electro-Mechanics Co., Ltd.	1,590,459
32,504	Samsung Electronics Co., Ltd.	1,421,488
50,579	Samsung Engineering Co., Ltd. (b)	889,982
34,617	SK Hynix, Inc.	2,053,203
8,019	SK Innovation Co., Ltd. (i)	976,612
11,326	SK Telecom Co., Ltd.	424,557

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
2,996	SK, Inc.	$447,801
28,411	S-Oil Corp.	1,873,845
		29,405,158
	Spain – 1.8%
9,092	Acciona S.A.	1,673,022
53,241	ACS Actividades de Construccion y Servicios S.A.	1,525,671
371,930	CaixaBank S.A.	1,461,943
42,839	Iberdrola S.A.	501,217
139,089	Repsol S.A.	2,210,984
		7,372,837
	Sweden – 1.7%
12,877	Boliden AB	482,817
142,634	Castellum AB (e)	1,725,712
498,567	Fastighets AB Balder, Class B (b)	2,318,238
466,416	SSAB AB, Class B	2,422,627
		6,949,394
	Switzerland – 0.6%
13,406	BKW AG	1,834,055
38,040	Coca-Cola HBC AG	907,352
		2,741,407
	United Kingdom – 8.1%
164,793	3i Group PLC	2,672,623
776,933	abrdn PLC	1,777,574
26,338	Anglo American PLC	1,030,544
210,542	Barratt Developments PLC	1,009,994
319,360	Beazley PLC	2,623,483
415,883	BP PLC	2,387,710
296,858	BT Group PLC	402,132
39,849	Burberry Group PLC	977,962
1,525,569	Centrica PLC	1,780,154
79,831	Compass Group PLC	1,850,612
402,141	Harbour Energy PLC	1,479,896
47,182	IG Group Holdings PLC	446,058
413,354	J Sainsbury PLC	1,087,900
490,342	Kingfisher PLC	1,399,598
77,526	Mondi PLC	1,321,055
318,935	NatWest Group PLC	1,022,549
124,679	Pearson PLC	1,415,663
116,441	Persimmon PLC	1,713,187
22,074	Rio Tinto PLC	1,547,275
80,178	Shell PLC	2,254,620
47,714	Smiths Group PLC	922,076
1,631,881	Taylor Wimpey PLC	2,005,415
9,076	Unilever PLC	458,867
356,248	Vodafone Group PLC	362,810
		33,949,757
	Total Common Stocks	390,702,803
	(Cost $375,107,681)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) – 6.1%
	Australia – 1.4%
108,964	Charter Hall Group	$888,774
324,068	Dexus	1,709,973
489,909	GPT (The) Group	1,400,929
382,539	Stockland	945,440
720,980	Vicinity Ltd.	981,758
		5,926,874
	Belgium – 0.4%
65,364	Warehouses De Pauw CVA	1,868,169
	Canada – 0.9%
41,439	Granite Real Estate Investment Trust	2,114,185
85,172	SmartCentres Real Estate Investment Trust	1,684,569
		3,798,754
	France – 0.6%
24,868	Covivio	1,476,076
10,205	Gecina S.A.	1,039,413
		2,515,489
	Singapore – 0.4%
1,876,500	Frasers Logistics & Commercial Trust (c)	1,625,161
	Spain – 0.5%
207,710	Merlin Properties Socimi S.A.	1,951,061
	United Kingdom – 1.9%
513,598	British Land (The) Co., PLC	2,453,232
276,150	Land Securities Group PLC	2,074,554
239,202	Segro PLC	2,208,203
125,884	UNITE Group (The) PLC	1,384,906
		8,120,895
	Total Real Estate Investment Trusts	25,806,403
	(Cost $25,978,483)
RIGHTS (a) – 0.0%
	South Korea – 0.0%
797	Lotte Chemical Corp., expiring 1/20/23 (b) (e) (f) (g)	22,375
	(Cost $0)

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
MONEY MARKET FUNDS – 4.7%
19,545,743	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (j) (k)	$19,545,743
	(Cost $19,545,743)
	Total Investments – 104.0%	436,077,324
	(Cost $420,631,907)
	Net Other Assets and Liabilities – (4.0)%	(16,743,911)
	Net Assets – 100.0%	$419,333,413

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $18,631,244 and the total value of the collateral held by the Fund is $19,545,743.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $256,519 or 0.1% of net assets.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended December 31, 2022.
(j)	Rate shown reflects yield as of December 31, 2022.
(k)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$18,631,244
Non-cash Collateral (2)	(18,631,244)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	26.2%
Euro	24.4
Canadian Dollar	11.7
British Pound Sterling	10.5
South Korean Won	6.7
Australian Dollar	6.7
United States Dollar	4.7
Singapore Dollar	2.1
Hong Kong Dollar	2.0
Norwegian Krone	1.8
Swedish Krona	1.6
Danish Krone	0.8
Swiss Franc	0.4
Israeli Shekel	0.3
New Zealand Dollar	0.1
Total	100.0%

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 5,150,189	$ 4,916,045	$ —	$ 234,144
Other Country Categories*	385,552,614	385,552,614	—	—
Real Estate Investment Trusts*	25,806,403	25,806,403	—	—
Rights*	22,375	—	22,375	—
Money Market Funds	19,545,743	19,545,743	—	—
Total Investments	$ 436,077,324	$ 435,820,805	$ 22,375	$ 234,144

*	See Portfolio of Investments for country breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. Level 3 investments values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 99.7%
	Bermuda – 1.6%
593,999	China Gas Holdings Ltd.	$864,502
1,970,530	Kunlun Energy Co., Ltd.	1,406,178
203,100	Orient Overseas International Ltd.	3,668,860
		5,939,540
	Brazil – 11.9%
199,209	Atacadao S.A.	557,661
776,450	Banco Bradesco S.A. (Preference Shares)	2,227,988
399,910	Banco do Brasil S.A.	2,630,593
307,364	CCR S.A.	629,893
77,645	Cia de Saneamento Basico do Estado de Sao Paulo	840,606
335,318	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	1,460,735
357,911	Cia Energetica de Minas Gerais (Preference Shares)	755,174
1,755,812	Cia Paranaense de Energia, Class B (Preference Shares)	2,630,517
908,272	Cia Siderurgica Nacional S.A.	2,503,027
429,503	Equatorial Energia S.A.	2,198,053
787,868	Gerdau S.A. (Preference Shares)	4,382,723
261,108	Hypera S.A.	2,235,349
548,969	Itau Unibanco Holding S.A. (Preference Shares)	2,599,408
870,760	Itausa S.A. (Preference Shares)	1,403,507
613,220	JBS S.A.	2,554,043
276,537	Lojas Renner S.A.	1,072,679
559,541	Petro Rio S.A. (b)	3,943,467
646,132	Petroleo Brasileiro S.A. (Preference Shares)	2,998,292
658,309	Sendas Distribuidora S.A.	2,427,629
95,091	Telefonica Brasil S.A.	690,703
318,793	TIM S.A.	748,716
160,357	Vale S.A.	2,699,471
		44,190,234
	Cayman Islands – 6.4%
827,512	C&D International Investment Group Ltd.	2,411,891
4,299,161	China Hongqiao Group Ltd.	4,059,320
6,141,907	China Resources Cement Holdings Ltd.	3,257,659
703,809	China State Construction International Holdings Ltd.	790,781
966,424	Country Garden Services Holdings Co., Ltd.	2,406,944
1,514,833	Greentown China Holdings Ltd.	2,212,441
1,258,692	Kingboard Holdings Ltd.	4,007,264
1,757,614	Sunac China Holdings Ltd. (b) (c) (d) (e)	515,657
1,467,785	Xinyi Glass Holdings Ltd.	2,734,191
Shares	Description	Value

	Cayman Islands (Continued)
426,500	Zhen Ding Technology Holding Ltd.	$1,457,029
		23,853,177
	Chile – 4.2%
16,016,107	Banco de Chile	1,661,559
556,760	Cencosud S.A.	915,627
51,127,933	Cia Sud Americana de Vapores S.A.	4,038,398
1,851,982	Empresas CMPC S.A.	3,091,331
439,931	Empresas Copec S.A.	3,282,432
30,290	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	2,449,625
		15,438,972
	China – 12.9%
8,641,802	Angang Steel Co., Ltd., Class H	2,358,229
897,792	Anhui Conch Cement Co., Ltd., Class H	3,140,078
3,924,601	China Coal Energy Co., Ltd., Class H	3,192,797
1,231,053	China Construction Bank Corp., Class H	771,237
2,789,263	China National Building Material Co., Ltd., Class H	2,290,601
4,976,318	China Petroleum & Chemical Corp., Class H	2,403,541
2,903,542	China Railway Group Ltd., Class H	1,532,595
476,827	China Shenhua Energy Co., Ltd., Class H	1,377,557
13,306,913	China Tower Corp., Ltd., Class H (f) (g)	1,432,052
11,291,376	COSCO SHIPPING Development Co., Ltd., Class H	1,504,466
1,712,896	COSCO SHIPPING Energy Transportation Co., Ltd., Class H (b)	1,312,303
3,034,005	COSCO SHIPPING Holdings Co., Ltd., Class H	3,094,079
11,177,968	Datang International Power Generation Co., Ltd., Class H	1,818,732
522,440	Dongfang Electric Corp., Ltd., Class H	888,866
3,991,322	Dongfeng Motor Group Co., Ltd., Class H	2,290,851
1,504,165	Inner Mongolia ERDOS Resources Co., Ltd., Class B	2,450,285
2,361,976	Inner Mongolia Yitai Coal Co., Ltd., Class B	3,120,170
615,712	Jiangxi Copper Co., Ltd., Class H	908,724
6,941,968	PetroChina Co., Ltd., Class H	3,175,067

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
355,193	Sinopharm Group Co., Ltd., Class H	$902,834
8,467,825	Sinotrans Ltd., Class H	2,755,546
1,253,448	Yangtze Optical Fibre and Cable Joint Stock Ltd., Co., Class H (f) (g)	2,232,149
979,217	Yankuang Energy Group Co., Ltd., Class H	2,985,781
		47,938,540
	Hong Kong – 4.1%
1,013,612	Beijing Enterprises Holdings Ltd.	3,246,488
2,265,241	China Merchants Port Holdings Co., Ltd.	3,320,034
273,086	China Overseas Land & Investment Ltd.	720,724
4,148,048	China Resources Pharmaceutical Group Ltd. (f) (g)	3,358,636
2,295,279	Fosun International Ltd.	1,870,228
2,358,736	Yuexiu Property Co., Ltd.	2,855,704
		15,371,814
	Hungary – 1.7%
638,986	MOL Hungarian Oil & Gas PLC	4,457,514
83,084	Richter Gedeon Nyrt	1,848,798
		6,306,312
	India – 8.1%
67,047	Adani Enterprises Ltd.	3,126,928
620,301	Adani Power Ltd. (b)	2,245,995
1,517,784	Ashok Leyland Ltd.	2,630,850
1,312,430	Bank of Baroda	2,945,948
31,533	Eicher Motors Ltd.	1,230,275
148,302	Hindalco Industries Ltd.	848,528
348,723	ITC Ltd.	1,397,548
31,357	Larsen & Toubro Ltd.	790,577
137,010	Mahindra & Mahindra Ltd.	2,068,813
109,151	State Bank of India	809,694
3,773,426	Steel Authority of India Ltd.	3,769,777
535,084	Tata Power (The) Co., Ltd.	1,343,369
2,333,220	Tata Steel Ltd.	3,177,049
44,442	Titan Co., Ltd.	1,395,360
428,960	Vedanta Ltd.	1,599,072
3,701,088	YES Bank Ltd. (b) (d)	921,581
		30,301,364
	Indonesia – 4.3%
13,689,410	Adaro Energy Indonesia Tbk PT	3,385,529
4,909,585	Astra International Tbk PT	1,797,632
1,150,358	Bank Mandiri Persero Tbk PT	733,406
13,000,013	Bukit Asam Tbk PT	3,081,423
4,792,043	Indah Kiat Pulp & Paper Tbk PT	2,685,760
5,924,622	Kalbe Farma Tbk PT	795,405
1,651,467	United Tractors Tbk PT	2,766,148
Shares	Description	Value

	Indonesia (Continued)
1,694,063	Vale Indonesia Tbk PT (b)	$772,625
		16,017,928
	Malaysia – 0.2%
412,000	Tenaga Nasional Bhd	900,695
	Mexico – 2.2%
197,426	Arca Continental S.A.B. de C.V.	1,601,170
161,755	El Puerto de Liverpool S.A.B. de C.V.	957,091
605,158	Grupo Bimbo S.A.B. de C.V., Series A	2,555,847
388,205	Grupo Carso S.A.B. de C.V., Series A1	1,633,981
847,618	Orbia Advance Corp. S.A.B. de C.V.	1,502,846
		8,250,935
	Philippines – 0.6%
546,870	Jollibee Foods Corp.	2,257,056
	Poland – 2.9%
200,569	KGHM Polska Miedz S.A.	5,802,349
328,388	Polski Koncern Naftowy ORLEN S.A.	4,814,873
		10,617,222
	Russia – 0.1%
76,383,797	Inter RAO UES PJSC (c) (d) (e)	73,908
11,679	Magnit PJSC (b) (c) (d) (e)	12,290
4,142,443	Magnitogorsk Iron & Steel Works PJSC (c) (d) (e)	67,989
262,800,255	RusHydro PJSC (c) (d) (e)	62,431
403,137	Tatneft PJSC (c) (d) (e)	51,304
		267,922
	South Africa – 5.0%
189,630	Exxaro Resources Ltd.	2,425,277
86,792	Gold Fields Ltd.	899,781
301,695	Impala Platinum Holdings Ltd.	3,784,493
81,587	Northam Platinum Holdings Ltd. (b)	898,784
616,082	Pepkor Holdings Ltd. (f) (g)	725,176
385,563	Remgro Ltd.	3,018,698
179,111	Sasol Ltd.	2,840,161
117,938	Shoprite Holdings Ltd.	1,568,689
913,822	Sibanye Stillwater Ltd.	2,405,127
		18,566,186
	Taiwan – 10.6%
82,184	Accton Technology Corp.	627,032
846,511	ASE Technology Holding Co., Ltd.	2,586,175
289,664	Asustek Computer, Inc.	2,530,455
5,695,767	AUO Corp.	2,779,734
1,693,279	China Steel Corp.	1,641,740
1,397,535	Far Eastern New Century Corp.	1,450,485

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
8,613,771	Innolux Corp.	$3,096,815
336,792	Nan Ya Plastics Corp.	778,000
2,308,999	Nanya Technology Corp.	3,846,391
309,000	Novatek Microelectronics Corp.	3,171,886
1,896,947	United Microelectronics Corp.	2,511,940
2,790,474	Walsin Lihwa Corp.	4,285,285
1,691,782	Wan Hai Lines Ltd.	4,408,965
133,128	Yageo Corp.	1,953,465
1,837,460	Yang Ming Marine Transport Corp.	3,915,786
		39,584,154
	Thailand – 4.8%
1,822,800	Bangkok Dusit Medical Services PCL, Class F	1,526,237
354,700	Bumrungrad Hospital PCL	2,171,110
678,700	Central Retail Corp PCL	906,305
120,800	Delta Electronics Thailand PCL	2,894,875
1,023,200	Gulf Energy Development PCL	1,632,216
1,377,200	Indorama Ventures PCL	1,620,352
500,900	PTT Exploration & Production PCL	2,552,587
645,500	PTT Global Chemical PCL	880,609
3,130,600	PTT Oil & Retail Business PCL	2,151,242
1,581,000	PTT PCL	1,517,778
		17,853,311
	Turkey – 18.1%
5,845,597	Akbank T.A.S.	6,110,571
1,801,971	Aselsan Elektronik Sanayi Ve Ticaret A.S.	5,988,183
570,417	BIM Birlesik Magazalar A.S.	4,175,438
2,341,706	Enka Insaat ve Sanayi A.S.	4,149,455
1,821,851	Eregli Demir ve Celik Fabrikalari T.A.S.	4,019,280
201,837	Ford Otomotiv Sanayi A.S.	5,660,469
1,453,668	KOC Holding A.S.	6,505,742
934,790	Turk Hava Yollari AO (b)	7,042,570
3,396,627	Turkiye Garanti Bankasi A.S.	5,455,743
8,776,168	Turkiye Is Bankasi A.S., Class C	5,992,416
227,909	Turkiye Petrol Rafinerileri A.S. (b)	6,457,457
2,596,258	Turkiye Sise ve Cam Fabrikalari A.S.	5,958,181
		67,515,505
	Total Investments – 99.7%	371,170,867
	(Cost $379,110,079)
	Net Other Assets and Liabilities – 0.3%	1,206,991
	Net Assets – 100.0%	$372,377,858

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $783,579 or 0.2% of net assets.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(e)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(g)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	23.2%
Turkish Lira	18.2
Brazilian Real	11.9
New Taiwan Dollar	11.0
Indian Rupee	8.2
South African Rand	5.0
Thai Baht	4.8
Indonesian Rupiah	4.3
Chilean Peso	4.2
Polish Zloty	2.9
Mexican Peso	2.2
Hungarian Forint	1.7
United States Dollar	1.5
Philippine Peso	0.6
Malaysian Ringgit	0.2
Russian Ruble	0.1
Total	100.0%

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 23,853,177	$ 23,337,520	$ —	$ 515,657
Russia	267,922	—	—	267,922
Thailand	17,853,311	—	17,853,311	—
Other Country Categories*	329,196,457	329,196,457	—	—
Total Investments	$ 371,170,867	$ 352,533,977	$ 17,853,311	$ 783,579

*	See Portfolio of Investments for country breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.5%
	Aerospace & Defense – 1.4%
962	Rheinmetall AG	$191,589
	Air Freight & Logistics – 1.6%
5,928	Deutsche Post AG	223,239
	Airlines – 2.2%
38,078	Deutsche Lufthansa AG (a)	316,506
	Auto Components – 7.3%
1,593	Continental AG	95,459
6,585	Hella GmbH & Co., KGaA	536,070
58,852	Schaeffler AG (Preference Shares) (b)	400,983
		1,032,512
	Automobiles – 14.8%
7,210	Bayerische Motoren Werke AG	643,522
7,674	Mercedes-Benz Group AG	504,379
8,391	Porsche Automobil Holding SE (Preference Shares)	460,245
3,865	Volkswagen AG (Preference Shares)	481,663
		2,089,809
	Banks – 4.2%
63,376	Commerzbank AG (a)	599,442
	Capital Markets – 1.6%
1,327	Deutsche Boerse AG	229,267
	Chemicals – 15.5%
7,653	BASF SE	380,034
16,060	Covestro AG (c) (d)	628,347
10,406	Evonik Industries AG	199,780
3,982	FUCHS PETROLUB SE (Preference Shares)	139,555
22,840	K+S AG	449,252
3,079	Wacker Chemie AG	393,532
		2,190,500
	Construction Materials – 3.7%
9,244	HeidelbergCement AG	527,218
	Diversified Telecommunication Services – 4.4%
16,774	Deutsche Telekom AG	334,659
115,986	Telefonica Deutschland Holding AG	285,934
		620,593
	Food Products – 4.3%
34,439	Suedzucker AG	602,378
	Health Care Providers & Services – 0.7%
3,666	Fresenius SE & Co., KGaA	103,012
Shares	Description	Value

	Independent Power & Renewable Electricity Producers – 4.8%
15,099	RWE AG	$672,208
	Insurance – 11.2%
582	Allianz SE	125,161
1,530	Hannover Rueck SE	303,810
1,417	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	461,115
14,583	Talanx AG	691,852
		1,581,938
	Machinery – 2.0%
4,253	Daimler Truck Holding AG (a)	131,776
5,352	KION Group AG	153,366
		285,142
	Metals & Mining – 3.4%
78,324	thyssenkrupp AG (a)	477,564
	Multi-Utilities – 1.9%
26,457	E.ON SE	264,347
	Personal Products – 0.9%
1,087	Beiersdorf AG	124,736
	Pharmaceuticals – 2.0%
5,603	Bayer AG	289,840
	Real Estate Management & Development – 4.3%
5,356	LEG Immobilien SE	348,930
10,810	Vonovia SE	254,806
		603,736
	Road & Rail – 0.7%
1,083	Sixt SE	99,642
	Textiles, Apparel & Luxury Goods – 4.3%
10,518	HUGO BOSS AG	609,787
	Trading Companies & Distributors – 0.8%
1,706	Brenntag SE	109,060
	Wireless Telecommunication Services – 1.5%
17,656	1&1 AG	219,238
	Total Common Stocks	14,063,303
	(Cost $17,443,176)

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
MONEY MARKET FUNDS – 0.9%
130,753	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (e) (f)	$130,753
	(Cost $130,753)
	Total Investments – 100.4%	14,194,056
	(Cost $17,573,929)
	Net Other Assets and Liabilities – (0.4)%	(50,474)
	Net Assets – 100.0%	$14,143,582

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $123,561 and the total value of the collateral held by the Fund is $130,753.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Rate shown reflects yield as of December 31, 2022.
(f)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$123,561
Non-cash Collateral (2)	(123,561)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Country Allocation†	% of Net Assets
Germany	99.5%
United States	0.9
Total Investments	100.4
Net Other Assets and Liabilities	(0.4)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Euro	99.1%
United States Dollar	0.9
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 14,063,303	$ 14,063,303	$ —	$ —
Money Market Funds	130,753	130,753	—	—
Total Investments	$ 14,194,056	$ 14,194,056	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 91.5%
	Aerospace & Defense – 1.8%
54,472	BAE Systems PLC	$563,710
	Banks – 7.3%
221,508	Barclays PLC	424,504
63,326	HSBC Holdings PLC	394,809
801,636	Lloyds Banking Group PLC	440,086
154,626	NatWest Group PLC	495,752
73,106	Standard Chartered PLC	550,086
		2,305,237
	Beverages – 0.5%
6,205	Coca-Cola HBC AG	148,005
	Capital Markets – 12.5%
50,995	3i Group PLC	827,040
353,636	abrdn PLC	809,097
65,493	IG Group Holdings PLC	619,170
8,637	Intermediate Capital Group PLC	119,871
101,670	Investec PLC	628,582
4,444	London Stock Exchange Group PLC	383,387
226,296	Man Group PLC	584,642
		3,971,789
	Chemicals – 0.5%
5,871	Johnson Matthey PLC	150,969
	Containers & Packaging – 2.0%
122,312	DS Smith PLC	475,399
4,102	Smurfit Kappa Group PLC	152,294
		627,693
	Diversified Consumer Services – 0.5%
15,078	Pearson PLC	171,203
	Diversified Financial Services – 0.8%
116,194	M&G PLC	263,878
	Diversified Telecommunication Services – 0.5%
121,371	BT Group PLC	164,413
	Electric Utilities – 1.4%
20,989	SSE PLC	434,414
	Electronic Equipment, Instruments & Components – 1.4%
12,511	Spectris PLC	454,058
	Food & Staples Retailing – 4.5%
221,681	J Sainsbury PLC	583,439
333,749	Marks & Spencer Group PLC (a)	497,498
Shares	Description	Value

	Food & Staples Retailing (Continued)
132,749	Tesco PLC	$359,811
		1,440,748
	Food Products – 1.3%
14,330	Associated British Foods PLC	273,030
15,087	Tate & Lyle PLC	129,719
		402,749
	Health Care Equipment & Supplies – 0.9%
100,764	ConvaTec Group PLC (b) (c)	283,350
	Health Care Providers & Services – 2.3%
123,479	Mediclinic International PLC	743,414
	Hotels, Restaurants & Leisure – 2.0%
26,918	Compass Group PLC	624,003
	Household Durables – 6.6%
123,587	Barratt Developments PLC	592,861
21,073	Bellway PLC	485,959
6,071	Berkeley Group Holdings PLC	276,921
18,206	Persimmon PLC	267,863
387,681	Taylor Wimpey PLC	476,420
		2,100,024
	Industrial Conglomerates – 1.5%
4,435	DCC PLC	218,757
151,046	Melrose Industries PLC	245,607
		464,364
	Insurance – 6.1%
28,172	Aviva PLC	150,811
113,284	Beazley PLC	930,607
44,917	Direct Line Insurance Group PLC	120,171
23,993	Hiscox Ltd.	316,024
57,448	Phoenix Group Holdings PLC	422,684
		1,940,297
	IT Services – 0.3%
4,807	Computacenter PLC	111,056
	Media – 1.5%
519,725	ITV PLC	472,246
	Metals & Mining – 10.7%
15,398	Anglo American PLC	602,488
29,366	Antofagasta PLC	548,684
26,570	Endeavour Mining PLC	562,774
153,120	Evraz PLC (a) (d) (e) (f)	14,976
14,744	Fresnillo PLC	160,743
129,590	Glencore PLC	865,433

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining (Continued)
9,198	Rio Tinto PLC	$644,733
		3,399,831
	Multiline Retail – 1.0%
61,662	B&M European Value Retail S.A.	306,609
	Multi-Utilities – 3.4%
706,609	Centrica PLC	824,527
21,493	National Grid PLC	259,164
		1,083,691
	Oil, Gas & Consumable Fuels – 5.0%
145,580	BP PLC	835,819
26,490	Shell PLC	744,903
		1,580,722
	Paper & Forest Products – 0.8%
15,541	Mondi PLC	264,821
	Personal Products – 0.5%
3,038	Unilever PLC	153,596
	Pharmaceuticals – 4.0%
4,188	AstraZeneca PLC	567,976
25,141	GSK PLC	436,947
13,979	Hikma Pharmaceuticals PLC	262,287
		1,267,210
	Specialty Retail – 3.5%
50,965	Frasers Group PLC (a)	437,460
231,390	Kingfisher PLC	660,464
		1,097,924
	Textiles, Apparel & Luxury Goods – 0.5%
6,890	Burberry Group PLC	169,092
	Tobacco – 2.7%
6,425	British American Tobacco PLC	254,891
24,631	Imperial Brands PLC	616,695
		871,586
	Trading Companies & Distributors – 2.3%
3,288	Ashtead Group PLC	187,621
8,316	Bunzl PLC	277,380
37,523	Howden Joinery Group PLC	254,761
		719,762
	Wireless Telecommunication Services – 0.9%
267,782	Vodafone Group PLC	272,714
	Total Common Stocks	29,025,178
	(Cost $35,114,497)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 8.0%
	Equity Real Estate Investment Trusts – 8.0%
126,434	British Land (The) Co., PLC	$603,920
4,329	Derwent London PLC	123,930
85,133	Land Securities Group PLC	639,554
57,871	Segro PLC	534,239
311,453	Tritax Big Box REIT PLC	521,872
10,626	UNITE Group (The) PLC	116,901
	Total Real Estate Investment Trusts	2,540,416
	(Cost $3,678,661)
	Total Investments – 99.5%	31,565,594
	(Cost $38,793,158)
	Net Other Assets and Liabilities – 0.5%	162,635
	Net Assets – 100.0%	$31,728,229

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $14,976 or 0.0% of net assets.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2022
Country Allocation†	% of Net Assets
United Kingdom	91.3%
Jersey	4.6
Ireland	1.2
Bermuda	1.0
Luxembourg	0.9
Switzerland	0.5
Total Investments	99.5
Net Other Assets and Liabilities	0.5
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
British Pound Sterling	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Metals & Mining	$ 3,399,831	$ 3,384,855	$ —	$ 14,976
Other Industry Categories*	25,625,347	25,625,347	—	—
Real Estate Investment Trusts*	2,540,416	2,540,416	—	—
Total Investments	$ 31,565,594	$ 31,550,618	$—	$ 14,976

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 101.2%
	Automobiles – 12.2%
34,475	Bajaj Auto Ltd.	$1,506,870
38,665	Eicher Motors Ltd.	1,508,533
45,811	Hero MotoCorp Ltd.	1,516,614
100,302	Mahindra & Mahindra Ltd.	1,514,532
14,906	Maruti Suzuki India Ltd.	1,512,509
314,088	Tata Motors Ltd. (a)	1,472,869
		9,031,927
	Banks – 12.2%
132,802	Axis Bank Ltd.	1,498,898
75,898	HDFC Bank Ltd.	1,493,694
137,454	ICICI Bank Ltd.	1,480,127
102,963	IndusInd Bank Ltd.	1,518,496
67,987	Kotak Mahindra Bank Ltd.	1,501,623
205,678	State Bank of India	1,525,742
75,422	YES Bank Ltd. Lock-In (a) (b) (c)	18,780
		9,037,360
	Chemicals – 4.0%
39,773	Asian Paints Ltd.	1,484,528
172,817	UPL Ltd.	1,495,986
		2,980,514
	Construction & Engineering – 2.0%
58,282	Larsen & Toubro Ltd.	1,469,414
	Construction Materials – 4.0%
71,173	Grasim Industries Ltd.	1,482,735
17,419	UltraTech Cement Ltd.	1,465,245
		2,947,980
	Consumer Finance – 2.1%
19,032	Bajaj Finance Ltd.	1,512,622
	Diversified Financial Services – 4.0%
80,508	Bajaj Finserv Ltd.	1,506,277
46,382	Housing Development Finance Corp., Ltd.	1,478,752
		2,985,029
	Electric Utilities – 2.0%
582,167	Power Grid Corp. of India Ltd.	1,503,796
	Food Products – 6.0%
28,334	Britannia Industries Ltd.	1,475,248
6,260	Nestle India Ltd.	1,483,544
159,154	Tata Consumer Products Ltd.	1,475,440
		4,434,232
	Health Care Providers & Services – 2.0%
26,659	Apollo Hospitals Enterprise Ltd.	1,442,866
Shares	Description	Value

	Independent Power & Renewable Electricity Producers – 2.0%
749,381	NTPC Ltd.	$1,507,730
	Insurance – 4.0%
217,265	HDFC Life Insurance Co., Ltd. (d) (e)	1,487,082
99,752	SBI Life Insurance Co., Ltd. (d) (e)	1,484,645
		2,971,727
	IT Services – 10.2%
119,456	HCL Technologies Ltd.	1,500,672
81,723	Infosys Ltd.	1,489,842
37,981	Tata Consultancy Services Ltd.	1,495,137
122,627	Tech Mahindra Ltd.	1,506,565
320,222	Wipro Ltd.	1,520,213
		7,512,429
	Life Sciences Tools & Services – 2.0%
35,604	Divi’s Laboratories Ltd.	1,468,918
	Metals & Mining – 6.1%
262,840	Hindalco Industries Ltd.	1,503,872
161,838	JSW Steel Ltd.	1,502,474
1,113,790	Tata Steel Ltd.	1,516,601
		4,522,947
	Oil, Gas & Consumable Fuels – 8.2%
379,748	Bharat Petroleum Corp., Ltd.	1,517,064
559,538	Coal India Ltd.	1,522,109
854,957	Oil & Natural Gas Corp., Ltd.	1,516,559
48,649	Reliance Industries Ltd.	1,497,869
		6,053,601
	Personal Products – 2.0%
47,738	Hindustan Unilever Ltd.	1,477,812
	Pharmaceuticals – 6.0%
112,970	Cipla Ltd.	1,469,238
29,123	Dr. Reddy’s Laboratories Ltd.	1,491,722
123,779	Sun Pharmaceutical Industries Ltd.	1,498,275
		4,459,235
	Textiles, Apparel & Luxury Goods – 2.1%
49,449	Titan Co., Ltd.	1,552,566
	Tobacco – 2.0%
371,598	ITC Ltd.	1,489,222
	Trading Companies & Distributors – 2.1%
32,841	Adani Enterprises Ltd.	1,531,634

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Transportation Infrastructure – 2.0%
151,499	Adani Ports & Special Economic Zone Ltd.	$1,498,142
	Wireless Telecommunication Services – 2.0%
151,936	Bharti Airtel Ltd.	1,480,426
	Total Investments – 101.2%	74,872,129
	(Cost $70,223,201)
	Net Other Assets and Liabilities – (1.2)%	(873,326)
	Net Assets – 100.0%	$73,998,803

(a)	Non-income producing security.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(c)	This security has a lock-in period of 3 years from commencement of the YES Bank Ltd. Reconstruction Scheme 2020 (the “Scheme”), which was effective March 13, 2020. Shares to the extent of 75% held by existing shareholders as on the date of commencement of the Scheme are locked in for a period of three years. The lock-in period does not apply to shareholders holding less than 100 shares (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

Country Allocation†	% of Net Assets
India	101.2%
Total Investments	101.2
Net Other Assets and Liabilities	(1.2)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Indian Rupee	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 74,872,129	$ 74,872,129	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.0%
	Banks – 1.0%
9,820	Banque Cantonale Vaudoise	$942,546
	Capital Markets – 8.9%
50,083	Julius Baer Group Ltd.	2,917,288
858	Partners Group Holding AG	757,924
191,097	UBS Group AG	3,555,750
21,918	Vontobel Holding AG	1,453,061
		8,684,023
	Chemicals – 2.6%
161,777	Clariant AG	2,563,168
	Construction Materials – 4.8%
89,997	Holcim AG	4,660,203
	Diversified Telecommunication Services – 3.1%
5,578	Swisscom AG	3,056,091
	Electric Utilities – 3.1%
22,129	BKW AG	3,027,436
	Electrical Equipment – 2.8%
89,353	ABB Ltd.	2,711,561
	Food Products – 7.9%
1,377	Barry Callebaut AG	2,723,769
149	Chocoladefabriken Lindt & Spruengli AG	1,519,570
2,373	Emmi AG	2,009,473
13,201	Nestle S.A.	1,529,611
		7,782,423
	Health Care Equipment & Supplies – 2.9%
33,081	Alcon, Inc.	2,260,377
2,416	Sonova Holding AG	573,005
		2,833,382
	Health Care Providers & Services – 4.2%
50,152	Galenica AG (a) (b)	4,097,749
	Insurance – 13.7%
23,581	Baloise Holding AG	3,639,224
32,910	Helvetia Holding AG	3,836,801
1,582	Swiss Life Holding AG	815,765
9,938	Swiss Re AG	929,474
8,855	Zurich Insurance Group AG	4,235,729
		13,456,993
	Life Sciences Tools & Services – 2.2%
4,329	Lonza Group AG	2,121,311
	Machinery – 12.7%
8,858	Bucher Industries AG	3,705,482
11,189	Daetwyler Holding AG	2,226,546
Shares	Description	Value

	Machinery (Continued)
31,316	Georg Fischer AG	$1,916,926
30,482	SFS Group AG	2,884,524
47,343	Stadler Rail AG	1,679,393
		12,412,871
	Marine – 2.3%
9,759	Kuehne + Nagel International AG	2,271,277
	Pharmaceuticals – 4.9%
45,470	Novartis AG	4,110,569
2,307	Roche Holding AG	724,797
		4,835,366
	Professional Services – 5.9%
90,657	Adecco Group AG	2,986,440
37,326	DKSH Holding AG	2,833,813
		5,820,253
	Real Estate Management & Development – 5.7%
34,622	PSP Swiss Property AG	4,062,604
17,562	Swiss Prime Site AG	1,522,300
		5,584,904
	Specialty Retail – 1.0%
23,828	Dufry AG (c)	992,393
	Technology Hardware, Storage & Peripherals – 1.9%
29,486	Logitech International S.A.	1,819,576
	Textiles, Apparel & Luxury Goods – 6.6%
14,612	Cie Financiere Richemont S.A., Class A	1,894,748
16,233	Swatch Group (The) AG	4,617,184
		6,511,932
	Transportation Infrastructure – 0.8%
5,101	Flughafen Zurich AG (c)	789,437
	Total Investments – 99.0%	96,974,895
	(Cost $96,906,713)
	Net Other Assets and Liabilities – 1.0%	984,398
	Net Assets – 100.0%	$97,959,293

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments (Continued)
December 31, 2022
(b)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.

Country Allocation†	% of Net Assets
Switzerland	99.0%
Total Investments	99.0
Net Other Assets and Liabilities	1.0
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Swiss Franc	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 96,974,895	$ 96,974,895	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 90.4%
	Australia – 2.8%
1,220	AGL Energy Ltd.	$6,703
7,318	Austal Ltd.	10,364
5,618	Beach Energy Ltd.	6,101
1,162	Brickworks Ltd.	17,540
46,585	Firefinch Ltd. (b) (c) (d)	1,903
47,670	Grange Resources Ltd.	27,425
2,475	Healius Ltd.	5,173
1,177	Lovisa Holdings Ltd.	18,520
1,916	Monadelphous Group Ltd.	17,428
14,020	NRW Holdings Ltd.	26,823
4,473	Sandfire Resources Ltd.	16,567
1,870	Sims Ltd.	16,666
15,260	Syrah Resources Ltd. (d)	21,403
9,589	Viva Energy Group Ltd. (e) (f)	17,823
		210,439
	Austria – 0.7%
1,563	voestalpine AG	41,460
532	Wienerberger AG	12,847
		54,307
	Belgium – 1.0%
500	Barco N.V.	12,353
846	Bekaert S.A.	32,855
655	KBC Ancora	29,532
		74,740
	Bermuda – 3.1%
2,204	BW LPG Ltd. (e) (f)	17,053
675	FLEX LNG Ltd.	22,103
3,580	Golden Ocean Group Ltd.	31,405
12,072	Gulf Keystone Petroleum Ltd.	29,335
11,230	Hopson Development Holdings Ltd.	11,049
8,500	Kerry Properties Ltd.	18,513
2,900	Lancashire Holdings Ltd.	22,789
86,334	Pacific Basin Shipping Ltd.	29,200
14,400	PAX Global Technology Ltd.	12,453
1,344	Stolt-Nielsen Ltd.	36,972
		230,872
	Canada – 8.6%
1,119	ADENTRA, Inc.	23,421
2,969	Advantage Energy Ltd. (d)	20,765
229	Ag Growth International, Inc.	7,332
13,840	Athabasca Oil Corp. (d)	24,634
2,520	Baytex Energy Corp. (d)	11,316
3,023	Birchcliff Energy Ltd.	21,054
720	Canadian Solar, Inc. (d)	22,248
1,832	Canfor Corp. (d)	28,833
4,152	Cardinal Energy Ltd.	23,366
917	Cascades, Inc.	5,730
6,061	Centerra Gold, Inc.	31,379
7,155	Crew Energy, Inc. (d)	29,751
Shares	Description	Value

	Canada (Continued)
301	DREAM Unlimited Corp., Class A	$5,653
4,801	Dundee Precious Metals, Inc.	23,083
1,025	Freehold Royalties Ltd.	11,984
1,524	Interfor Corp. (d)	23,637
1,415	Kelt Exploration Ltd. (d)	5,236
5,626	Lion Electric (The) Co. (d)	12,602
167	Methanex Corp.	6,322
2,588	Mullen Group Ltd.	27,810
5,992	New Gold, Inc. (d)	5,886
1,503	NuVista Energy Ltd. (d)	13,853
2,969	Obsidian Energy Ltd. (d)	19,691
604	Paramount Resources Ltd., Class A	12,776
1,462	Parex Resources, Inc.	21,757
828	PrairieSky Royalty Ltd.	13,270
860	Russel Metals, Inc.	18,280
5,109	Secure Energy Services, Inc.	26,526
862	Stelco Holdings, Inc.	28,196
2,831	Surge Energy, Inc.	19,048
5,834	Tamarack Valley Energy Ltd.	19,217
3,696	Torex Gold Resources, Inc. (d)	42,447
2,467	Tricon Capital Group, Inc.	19,022
606	Uni-Select, Inc. (d)	19,174
164	Winpak Ltd.	5,094
		650,393
	Cayman Islands – 0.6%
15,000	Cowell e Holdings, Inc. (d)	20,870
138,000	Truly International Holdings Ltd.	21,570
		42,440
	Denmark – 0.8%
633	D/S Norden A/S	38,089
451	NKT A.S. (d)	25,410
		63,499
	Finland – 0.5%
7,733	Outokumpu OYJ	39,162
	France – 1.4%
3,987	Derichebourg S.A.	23,559
135	Eramet S.A.	12,117
4,101	Etablissements Maurel et Prom S.A.	17,626
337	Societe BIC S.A.	23,069
2,786	Television Francaise 1	21,338
238	Vicat S.A.	5,974
		103,683
	Germany – 3.2%
403	1&1 AG	5,004
439	AIXTRON SE	12,674
287	AURELIUS Equity Opportunities SE & Co. KGaA	5,628
406	Aurubis AG	33,186

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
444	CropEnergies AG	$6,188
170	Hornbach Holding AG & Co. KGaA	14,058
276	KION Group AG	7,909
3,476	Kloeckner & Co., SE	34,362
242	Krones AG	27,200
1,399	Salzgitter AG	42,711
2,666	TAG Immobilien AG	17,251
2,497	thyssenkrupp AG (d)	15,225
328	Vitesco Technologies Group AG (d)	19,048
		240,444
	Greece – 0.6%
3,231	FF Group (b) (c) (d) (g)	0
1,357	Motor Oil Hellas Corinth Refineries S.A.	31,696
783	Mytilineos S.A.	17,014
		48,710
	Isle Of Man (U.K.) – 0.3%
3,264	Playtech PLC (d)	20,085
	Israel – 1.2%
337	Airport City Ltd. (d)	5,394
395	Delek Automotive Systems Ltd.	4,631
170	Delek Group Ltd. (d)	18,716
55	Israel Corp., Ltd.	19,402
78,191	Oil Refineries Ltd.	27,383
49	Paz Oil Co., Ltd. (d)	6,104
583	Plus500 Ltd.	12,715
		94,345
	Italy – 0.6%
1,869	Anima Holding S.p.A (e) (f)	7,487
751	Buzzi Unicem S.p.A	14,470
16,829	Saras S.p.A. (d)	20,699
		42,656
	Japan – 32.3%
900	Aeon Fantasy Co., Ltd.	18,550
700	Alps Electric Co., Ltd.	6,384
300	Amvis Holdings, Inc.	7,635
1,100	Arcland Sakamoto Co., Ltd.	13,142
2,000	Avex, Inc.	25,663
1,100	AZ-COM MARUWA Holdings, Inc.	13,201
600	Bic Camera, Inc.	5,861
500	BML, Inc.	12,782
500	C Uyemura & Co., Ltd.	23,164
500	Canon Marketing Japan, Inc.	11,388
500	Central Glass Co., Ltd.	10,706
6,400	Citizen Watch Co., Ltd.	28,918
1,000	Cosmo Energy Holdings Co., Ltd.	26,592
Shares	Description	Value

	Japan (Continued)
900	Credit Saison Co., Ltd.	$11,665
900	Daicel Corp.	6,549
400	Daido Steel Co., Ltd.	13,151
1,300	DCM Holdings Co., Ltd.	11,906
900	Doutor Nichires Holdings Co., Ltd.	11,788
400	Dowa Holdings Co., Ltd.	12,649
500	DTS Corp.	11,361
1,100	Electric Power Development Co., Ltd.	17,568
1,400	eRex Co., Ltd.	23,170
900	Exedy Corp.	11,082
600	FCC Co., Ltd.	6,176
1,000	Ferrotec Holdings Corp.	21,236
3,400	Financial Products Group Co., Ltd.	28,834
1,000	Fuji Oil Holdings, Inc.	15,529
200	Fuji Soft, Inc.	11,521
2,700	Fujikura Ltd.	20,655
1,000	Furukawa Electric Co., Ltd.	18,851
100	Fuyo General Lease Co., Ltd.	6,568
2,300	GA Technologies Co., Ltd. (d)	23,379
2,200	Geo Holdings Corp.	36,544
300	H.U. Group Holdings, Inc.	6,586
700	H2O Retailing Corp.	6,881
1,200	Hakuto Co., Ltd.	38,174
1,100	Hanwa Co., Ltd.	31,389
1,800	Hitachi Zosen Corp.	11,329
200	Hogy Medical Co., Ltd.	5,197
3,100	Hokuetsu Corp.	17,999
1,600	Hosiden Corp.	19,189
800	Idec Corp.	17,799
3,600	IDOM, Inc.	18,214
3,600	Iino Kaiun Kaisha Ltd.	25,511
1,700	Inabata & Co., Ltd.	30,920
600	Insource Co., Ltd.	7,109
1,500	Itochu Enex Co., Ltd.	12,001
100	Iwatani Corp.	4,412
6,700	J Trust Co., Ltd.	26,445
700	JAC Recruitment Co., Ltd.	12,956
200	Jaccs Co., Ltd.	6,286
900	Japan Petroleum Exploration Co., Ltd.	26,368
900	Joyful Honda Co., Ltd.	13,249
1,000	Kaga Electronics Co., Ltd.	31,126
200	Kaneka Corp.	5,014
2,200	Kanematsu Corp.	25,145
4,800	Kitz Corp.	28,857
1,400	Koa Corp.	20,108
1,300	Kobe Steel Ltd.	6,359
3,400	Koshidaka Holdings Co., Ltd.	25,699
200	Kotobuki Spirits Co., Ltd.	11,780
800	Kuraray Co., Ltd.	6,449
800	KYB Corp.	20,756
2,200	Kyoei Steel Ltd.	21,055

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
600	Kyoritsu Maintenance Co., Ltd.	$26,973
7,000	Leopalace21 Corp. (d)	15,521
1,100	Macnica Holdings, Inc.	26,360
700	Makino Milling Machine Co., Ltd.	23,095
800	Maruichi Steel Tube Ltd.	16,477
300	Meiko Electronics Co., Ltd.	5,498
700	Mitsubishi Logistics Corp.	16,161
400	Mitsubishi Materials Corp.	6,352
800	Mitsuboshi Belting Ltd.	20,847
1,000	Mitsui Mining & Smelting Co., Ltd.	23,507
1,300	Mitsui-Soko Holdings Co., Ltd.	35,610
600	Mizuno Corp.	12,860
2,600	Modec, Inc.	26,983
400	Nagase & Co., Ltd.	6,102
500	Nankai Electric Railway Co., Ltd.	10,862
1,200	Nextage Co., Ltd.	23,225
1,800	NHK Spring Co., Ltd.	11,603
2,200	Nichicon Corp.	20,552
4,600	Nihon Nohyaku Co., Ltd.	25,376
1,700	Nikkiso Co., Ltd.	12,293
600	Nippon Electric Glass Co., Ltd. (h)	10,716
1,100	Nippon Gas Co., Ltd.	17,450
500	Nippon Light Metal Holdings Co., Ltd.	5,764
7,700	Nippon Parking Development Co., Ltd.	18,188
300	Nippon Shokubai Co., Ltd.	12,069
500	Nippon Soda Co., Ltd.	16,458
200	Nishimatsu Construction Co., Ltd.	5,966
800	Nishi-Nippon Railroad Co., Ltd.	15,062
500	Nissha Co., Ltd.	6,972
1,200	Nisshin Oillio Group (The) Ltd.	30,037
700	Nisshinbo Holdings, Inc.	5,195
300	Nitto Kogyo Corp.	5,386
600	Nojima Corp.	6,524
1,600	Noritsu Koki Co., Ltd.	29,028
800	NS United Kaiun Kaisha Ltd.	23,621
3,100	NTN Corp.	6,236
1,100	Optex Group Co., Ltd.	15,053
200	Osaka Soda Co., Ltd.	5,837
1,000	OSAKA Titanium Technologies Co., Ltd.	29,564
1,500	Pacific Industrial Co., Ltd.	11,509
1,300	PAL GROUP Holdings Co., Ltd.	24,853
100	Pilot Corp.	3,661
2,800	Rengo Co., Ltd.	19,372
4,900	Round One Corp.	17,921
200	RS Technologies Co., Ltd.	5,402
2,100	San-Ai Oil Co., Ltd.	20,002
2,200	San-In Godo (The) Bank Ltd.	13,025
Shares	Description	Value

	Japan (Continued)
700	Sankyo Co., Ltd.	$28,696
600	Sanrio Co., Ltd.	21,853
300	Sanyo Denki Co., Ltd.	13,098
800	Sanyo Special Steel Co., Ltd.	13,173
500	Sapporo Holdings Ltd.	12,496
800	Seiko Holdings Corp.	18,927
1,600	Senko Group Holdings Co., Ltd.	11,765
900	Shin Nippon Biomedical Laboratories Ltd.	15,498
1,300	Shin-Etsu Polymer Co., Ltd.	11,213
300	Ship Healthcare Holdings, Inc.	6,144
2,400	Shizuoka Gas Co., Ltd.	20,171
800	Sosei Group Corp. (d)	13,033
1,400	Star Micronics Co., Ltd.	17,271
1,100	Sumitomo Forestry Co., Ltd.	19,554
1,500	Sumitomo Pharma Co., Ltd.	11,418
400	Sumitomo Warehouse (The) Co., Ltd.	5,965
400	Sundrug Co., Ltd.	11,932
1,400	Takashimaya Co., Ltd.	19,660
900	Takeuchi Manufacturing Co., Ltd.	19,983
500	Tamron Co., Ltd.	11,338
600	TKP Corp. (d)	13,144
1,300	Toho Titanium Co., Ltd.	27,636
1,800	Tokuyama Corp.	24,633
400	Tokyo Kiraboshi Financial Group, Inc.	7,955
600	Tokyo Steel Manufacturing Co., Ltd.	5,463
800	Tokyo Tatemono Co., Ltd.	9,747
2,800	Topre Corp.	24,194
300	Toridoll Holdings Corp.	6,174
600	Tosei Corp.	6,245
2,200	Toyo Seikan Group Holdings Ltd.	27,190
500	Toyo Tanso Co., Ltd.	14,325
1,500	Toyo Tire Corp. (h)	17,110
100	Trancom Co., Ltd.	5,631
400	Transcosmos, Inc.	9,921
300	Tsubakimoto Chain Co.	6,817
1,200	UACJ Corp.	20,280
300	Visional, Inc. (d)	19,933
500	Yamato Kogyo Co., Ltd.	17,163
1,800	Yokohama Rubber (The) Co., Ltd.	28,226
2,900	Yonex Co., Ltd.	26,295
		2,432,928
	Jersey – 0.8%
5,328	Centamin PLC	7,272
12,257	TP ICAP Group PLC	25,858
5,920	Yellow Cake PLC (d) (e) (f)	26,810
		59,940

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Luxembourg – 1.3%
1,121	APERAM S.A.	$35,387
1,613	Grand City Properties S.A.	15,868
1,392	Millicom International Cellular S.A. (d)	17,629
2,703	Subsea 7 S.A.	31,191
		100,075
	Marshall Islands – 0.4%
974	Teekay Tankers Ltd. (d)	30,009
	Mauritius – 0.3%
116,200	Golden Agri-Resources Ltd.	21,689
	Netherlands – 0.4%
54,388	MFE-MediaForEurope N.V., Class A	21,041
284	RHI Magnesita N.V.	7,636
1,590	SRH N.V. (b) (c) (d) (g)	0
		28,677
	Norway – 2.4%
7,662	Aker Solutions ASA	29,250
14,198	DNO ASA	17,116
8,307	Elkem ASA (e) (f)	29,847
1,588	Grieg Seafood ASA	12,741
12,828	MPC Container Ships ASA	21,278
5,289	Norske Skog ASA (d) (f)	36,306
3,229	Wallenius Wilhelmsen ASA	31,987
		178,525
	Portugal – 0.2%
1,910	Greenvolt-Energias Renovaveis S.A. (d)	15,948
	Singapore – 0.6%
6,100	UMS Holdings Ltd.	5,374
61,600	Yangzijiang Financial Holding Ltd. (d)	16,327
22,400	Yangzijiang Shipbuilding Holdings Ltd.	22,744
		44,445
	South Korea – 15.9%
192	Advanced Nano Products Co., Ltd.	11,768
1,493	BH Co., Ltd.	26,507
356	Daesang Corp.	6,166
347	Daesung Holdings Co., Ltd.	30,049
1,863	Daewoo Engineering & Construction Co., Ltd. (d)	6,158
822	DB HiTek Co., Ltd.	24,150
895	DL E&C Co., Ltd.	23,888
3,553	Dongkuk Steel Mill Co., Ltd.	31,329
269	Doosan Bobcat, Inc.	7,361
341	Ecopro Co., Ltd.	27,776
457	E-MART, Inc.	35,418
Shares	Description	Value

	South Korea (Continued)
340	GS Engineering & Construction Corp.	$5,687
920	GS Holdings Corp.	31,867
1,199	GS Retail Co., Ltd.	26,692
1,194	Handsome Co., Ltd.	25,542
616	Hanjin Kal Corp. (d)	18,244
435	Hankook Tire & Technology Co., Ltd.	10,716
499	Hanwha Aerospace Co., Ltd.	29,044
2,196	Harim Holdings Co., Ltd.	13,285
219	Hyosung Corp.	11,621
119	Hyosung TNC Corp.	32,938
141	Hyundai Department Store Co., Ltd.	6,579
5,173	Hyundai Doosan Infracore Co., Ltd. (d)	32,728
964	Hyundai Electric & Energy System Co., Ltd.	32,400
142	Hyundai Heavy Industries Holdings Co., Ltd.	6,412
298	Hyundai Mipo Dockyard Co., Ltd.	19,914
607	Hyundai Rotem Co., Ltd. (d)	13,633
1,092	Hyundai Steel Co.	26,426
502	IS Dongseo Co., Ltd.	11,195
261	JYP Entertainment Corp.	13,994
576	KCC Glass Corp.	16,831
3,707	KG DONGBUSTEEL	21,664
181	Kolon Industries, Inc.	5,890
454	Korea Gas Corp.	12,997
19,727	Korea Line Corp. (d)	33,931
332	Kumho Petrochemical Co., Ltd.	33,082
340	LIG Nex1 Co., Ltd.	24,791
801	Lotte Corp.	19,510
681	LOTTE Fine Chemical Co., Ltd.	30,536
986	LX International Corp.	26,473
202	LX Semicon Co., Ltd.	11,454
52	NongShim Co., Ltd.	14,681
422	OCI Co., Ltd.	26,965
17	Ottogi Corp.	6,399
8,526	Pan Ocean Co., Ltd.	38,635
1,263	Poongsan Corp.	33,610
1,469	Posco International Corp.	26,255
143	Samchully Co., Ltd.	44,217
290	Samyang Foods Co., Ltd.	29,126
1,154	SD Biosensor, Inc.	27,515
859	Seegene, Inc.	18,478
66	Shinsegae, Inc.	11,483
260	SIMMTECH Co., Ltd.	5,439
153	SK Gas Ltd.	13,975
950	SL Corp.	17,242
183	SNT Motiv Co., Ltd.	6,078
1,108	Ssangyong Motor Co. (b) (c) (d) (g)	4,381
308	Unid Co., Ltd.	19,827

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
516	Youngone Corp.	$19,159
		1,200,111
	Spain – 0.5%
3,339	Acerinox S.A.	33,033
1,783	Ence Energia y Celulosa S.A.	5,363
533	Let’s GOWEX S.A. (b) (c) (d) (g) (i)	0
		38,396
	Sweden – 3.2%
691	Camurus AB (d)	16,727
360	Catena AB	13,407
1,690	Dios Fastigheter AB	12,220
3,137	Fabege AB	26,666
2,261	Hexatronic Group AB	30,671
651	Loomis AB	17,843
2,285	Munters Group AB (e) (f)	22,533
2,446	Neobo Fastigheter AB (b) (c) (d)	4,643
405	New Wave Group AB	8,011
3,677	Nyfosa AB	28,401
8,940	Orron Energy AB	19,242
24,465	Samhallsbyggnadsbolaget i Norden AB (h)	40,748
		241,112
	Switzerland – 0.7%
466	Arbonia AG	6,511
672	EFG International AG	6,417
184	Sulzer AG	14,328
219	u-blox Holding AG	26,101
		53,357
	United Kingdom – 6.0%
6,273	Balfour Beatty PLC	25,603
1,208	Bank of Georgia Group PLC	38,044
846	Bellway PLC	19,509
18,523	Diversified Energy Co. PLC (e)	26,066
90,486	EnQuest PLC (d)	23,410
19,757	Ferrexpo PLC	37,548
4,567	Firstgroup PLC	5,576
10,420	International Distributions Services PLC	26,832
20,925	Jupiter Fund Management PLC	33,595
4,174	Mitchells & Butlers PLC (d)	6,964
38,377	Mitie Group PLC	34,611
7,913	Molten Ventures PLC (d)	33,884
3,319	Redde Northgate PLC	16,532
5,132	Serica Energy PLC	17,682
4,512	Synthomer PLC	7,866
1,307	TORM PLC, Class A	37,328
1,522	Trainline PLC (d) (e) (f)	5,053
1,238	Travis Perkins PLC	13,311
37,953	Tritax EuroBox PLC (e) (f)	28,172
1,553	Vesuvius PLC	7,589
Shares	Description	Value

	United Kingdom (Continued)
816	Vistry Group PLC	$6,171
		451,346
	Total Common Stocks	6,812,333
	(Cost $6,591,665)
REAL ESTATE INVESTMENT TRUSTS (a) – 8.8%
	Australia – 3.0%
13,401	Abacus Property Group	23,996
7,515	Arena REIT	19,597
4,509	BWP Trust	12,004
9,663	Centuria Industrial REIT	20,527
10,507	Charter Hall Long Wale REIT	31,691
9,068	Charter Hall Retail REIT	23,646
13,676	Charter Hall Social Infrastructure REIT	31,658
5,435	Growthpoint Properties Australia Ltd.	11,027
7,415	HomeCo Daily Needs REIT (e)	6,487
11,223	National Storage REIT	17,728
3,550	Region RE Ltd.	6,550
10,560	Waypoint REIT Ltd.	19,772
		224,683
	Belgium – 0.1%
343	Xior Student Housing N.V. (e)	10,611
	Canada – 2.4%
2,330	Artis Real Estate Investment Trust	15,505
478	Boardwalk Real Estate Investment Trust	17,450
3,434	Dream Industrial Real Estate Investment Trust	29,648
1,811	Dream Office Real Estate Investment Trust	19,983
3,543	H&R Real Estate Investment Trust	31,688
1,928	InterRent Real Estate Investment Trust	18,226
2,305	Primaris Real Estate Investment Trust	24,923
1,292	Summit Industrial Income REIT	21,651
		179,074
	Guernsey – 0.8%
29,955	Balanced Commercial Property Trust Ltd.	32,049
39,841	UK Commercial Property REIT Ltd.	28,129
		60,178
	Netherlands – 0.2%
538	Eurocommercial Properties N.V.	13,015

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	Spain – 0.2%
2,218	Inmobiliaria Colonial Socimi S.A.	$14,269
	United Kingdom – 2.1%
1,813	Big Yellow Group PLC	25,140
13,767	LondonMetric Property PLC	28,677
1,717	Safestore Holdings PLC	19,616
17,691	Tritax Big Box REIT PLC	29,643
18,551	Urban Logistics REIT PLC	30,165
22,244	Warehouse Reit PLC (e)	28,129
		161,370
	Total Real Estate Investment Trusts	663,200
	(Cost $668,040)
MONEY MARKET FUNDS – 0.9%
64,189	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (j) (k)	64,189
	(Cost $64,189)
	Total Investments – 100.1%	7,539,722
	(Cost $7,323,894)
	Net Other Assets and Liabilities – (0.1)%	(4,659)
	Net Assets – 100.0%	$7,535,063

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $10,927 or 0.1% of net assets.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)	Non-income producing security.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(f)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(h)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $61,686 and the total value of the collateral held by the Fund is $64,189.
(i)	This issuer has filed for protection in bankruptcy court.
(j)	Rate shown reflects yield as of December 31, 2022.
(k)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$61,686
Non-cash Collateral (2)	(61,686)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	32.3%
South Korean Won	15.9
Canadian Dollar	10.5
British Pound Sterling	10.5
Euro	10.2
Australian Dollar	5.8
Norwegian Krone	4.2
Swedish Krona	3.4
United States Dollar	1.7
Hong Kong Dollar	1.5
Danish Krone	1.3
Israeli Shekel	1.1
Singapore Dollar	0.9
Swiss Franc	0.7
Total	100.0%

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Australia	$ 210,439	$ 208,536	$ 1,903	$ —
Greece	48,710	48,710	—	—**
Netherlands	28,677	28,677	—	—**
South Korea	1,200,111	1,195,730	—	4,381
Spain	38,396	38,396	—	—**
Sweden	241,112	236,469	4,643	—
Other Country Categories*	5,044,888	5,044,888	—	—
Real Estate Investment Trusts*	663,200	663,200	—	—
Money Market Funds	64,189	64,189	—	—
Total Investments	$ 7,539,722	$ 7,528,795	$ 6,546	$ 4,381

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 99.3%
	Bermuda – 1.1%
374,961	BOE Varitronix Ltd.	$712,889
2,125,604	China Ruyi Holdings Ltd. (b) (c)	531,030
594,966	Shenzhen International Holdings Ltd.	583,879
		1,827,798
	Brazil – 12.4%
202,903	Anima Holding S.A. (c)	148,341
37,323	Arezzo Industria e Comercio S.A.	553,156
234,324	Banco ABC Brasil S.A. (Preference Shares)	871,656
416,777	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	765,706
257,643	Bradespar S.A. (Preference Shares)	1,450,286
81,435	BrasilAgro - Co Brasileira de Propriedades Agricolas	462,104
321,054	Cia Brasileira de Aluminio	702,339
189,430	Cia Brasileira de Distribuicao	592,714
285,544	Cia de Saneamento do Parana	976,737
70,667	Cia Ferro Ligas da Bahia-Ferbasa (Preference Shares)	715,671
455,430	Cielo S.A.	452,001
418,240	Cogna Educacao (c)	167,938
67,007	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	165,876
286,189	Dexco S.A.	367,510
290,626	Direcional Engenharia S.A.	860,910
112,657	EDP - Energias do Brasil S.A.	443,608
421,587	Enauta Participacoes S.A.	1,077,972
166,164	JHSF Participacoes S.A.	157,989
49,688	LOG Commercial Properties e Participacoes S.A.	151,706
74,639	Log-in Logistica Intermodal S.A. (c)	496,203
84,201	M. Dias Branco S.A.	571,414
850,965	Marcopolo S.A. (Preference Shares)	456,126
496,163	Marfrig Global Foods S.A.	817,580
462,434	Metalurgica Gerdau S.A. (Preference Shares)	1,135,995
443,180	Mills Estruturas e Servicos de Engenharia S.A.	959,429
196,107	Minerva S.A.	481,376
116,382	Porto Seguro S.A.	510,298
129,435	Randon S.A. Implementos e Participacoes (Preference Shares)	201,271
48,178	Sao Martinho S.A.	241,996
445,205	Tres Tentos Agroindustrial S.A.	785,892
195,114	Tupy S.A.	1,010,724
Shares	Description	Value

	Brazil (Continued)
38,265	Unipar Carbocloro S.A., Class B (Preference Shares)	$637,853
814,021	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	1,103,914
89,953	Vamos Locacao de Caminhoes Maquinas e Equipamentos S.A.	215,352
		20,709,643
	Cayman Islands – 8.8%
1,939,111	Agile Group Holdings Ltd. (b) (c)	573,874
912,000	China Aoyuan Group Ltd. (c) (d) (e) (f)	68,936
709,826	China Conch Venture Holdings Ltd.	1,542,339
189,971	China Medical System Holdings Ltd.	298,874
11,550	China Metal Recycling Holdings Ltd. (c) (d) (e) (f)	0
1,162,211	China Risun Group Ltd. (b) (g)	454,137
1,688,028	China Yongda Automobiles Services Holdings Ltd.	1,254,324
3,171,951	China Zhongwang Holdings Ltd. (c) (d) (e)	682,712
610,976	CIFI Ever Sunshine Services Group Ltd. (b) (g)	343,630
4,460,449	CIFI Holdings Group Co., Ltd.	628,598
680,290	Dongyue Group Ltd.	748,668
2,215,590	Fufeng Group Ltd.	1,348,295
90,795	Fulgent Sun International Holding Co., Ltd.	449,020
92,951	General Interface Solution Holding Ltd.	266,132
1,617,908	Kaisa Group Holdings Ltd. (c) (d) (e) (f)	87,057
757,314	Kingboard Laminates Holdings Ltd.	832,464
4,461,675	Powerlong Real Estate Holdings Ltd. (b)	897,428
1,939,621	Seazen Group Ltd. (c)	718,153
2,137,169	Shimao Services Holdings Ltd. (b) (c) (g) (h)	772,129
1,551,710	Tian Lun Gas Holdings Ltd. (b)	775,313
520,064	Tianneng Power International Ltd. (b)	549,017
695,021	Wisdom Marine Lines Co., Ltd.	1,388,437
		14,679,537
	Chile – 1.7%
138,549	CAP S.A.	1,135,179
259,868	Embotelladora Andina S.A., Class B (Preference Shares)	637,193
23,240,133	Enel Chile S.A.	1,068,238
		2,840,610

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China – 2.3%
1,428,356	A-Living Smart City Services Co., Ltd., Class H (g) (h)	$1,721,980
3,112,367	BAIC Motor Corp., Ltd., Class H (g) (h)	825,398
677,134	China Communications Services Corp., Ltd., Class H	247,242
261,680	Legend Holdings Corp., Class H (g) (h)	279,936
426,270	Xinte Energy Co., Ltd., Class H	788,595
		3,863,151
	Egypt – 0.3%
771,223	Egyptian Financial Group-Hermes Holding Co. (i)	557,038
	Hong Kong – 2.2%
1,094,512	China Everbright Environment Group Ltd.	489,382
1,189,719	China Nonferrous Mining Corp., Ltd.	611,211
1,839,295	China Overseas Grand Oceans Group Ltd.	798,828
336,290	Far East Horizon Ltd.	262,812
443,691	Genertec Universal Medical Group Co., Ltd. (g) (h)	269,439
3,878,790	Shougang Fushan Resources Group Ltd.	1,237,365
		3,669,037
	India – 2.0%
922,242	Bharat Heavy Electricals Ltd.	882,891
1,643,947	Brightcom Group Ltd.	584,214
1,033,040	National Aluminium Co., Ltd.	1,003,946
6,377,346	Suzlon Energy Ltd. (c)	817,114
		3,288,165
	Indonesia – 6.1%
12,765,932	AKR Corporindo Tbk PT	1,148,052
839,243	Astra Agro Lestari Tbk PT	432,627
8,547,729	Berkah Beton Sadaya Tbk PT	406,316
63,360,331	Bukalapak.com PT Tbk (c)	1,066,350
100,636,547	Bumi Resources Tbk PT (c)	1,040,789
5,744,661	Indika Energy Tbk PT	1,007,414
416,038	Indo Tambangraya Megah Tbk PT	1,042,935
18,834,976	Medco Energi Internasional Tbk PT	1,228,039
9,755,093	Mitra Adiperkasa Tbk PT (c)	905,483
5,917,671	Perusahaan Gas Negara Tbk PT	669,029
10,437,712	Surya Esa Perkasa Tbk PT	613,490
7,779,408	Timah Tbk PT	584,674
		10,145,198
	Jersey – 0.5%
6,692,498	West China Cement Ltd.	788,820
Shares	Description	Value

	Malaysia – 1.4%
4,134,600	Dagang NeXchange Bhd	$478,694
1,897,700	Hartalega Holdings Bhd	732,370
4,859,200	Kossan Rubber Industries	1,213,421
		2,424,485
	Mexico – 2.8%
154,716	Coca-Cola Femsa S.A.B. de C.V.	1,047,161
786,066	Gentera S.A.B. de C.V.	886,651
382,412	Grupo Comercial Chedraui S.A. de C.V.	1,629,223
209,684	Grupo Televisa S.A.B., Series CPO	190,460
336,464	Megacable Holdings S.A.B. de C.V.	895,614
		4,649,109
	Philippines – 0.5%
1,367,000	Semirara Mining & Power Corp.	846,288
	Poland – 4.0%
348,277	Cyfrowy Polsat S.A.	1,399,833
167,668	Jastrzebska Spolka Weglowa S.A. (c)	2,225,700
1,078,688	Orange Polska S.A.	1,631,320
712,521	PGE Polska Grupa Energetyczna S.A. (c)	1,119,517
553,933	Tauron Polska Energia S.A. (c)	267,905
		6,644,275
	Russia – 0.0%
378,620,637	Federal Grid Co. Unified Energy System PJSC (c) (d) (e) (f)	11,705
580,351	Mechel PJSC (c) (d) (e) (f)	16,410
41,053,967	ROSSETI PJSC (c) (d) (e) (f)	9,486
		37,601
	South Africa – 3.2%
66,552	African Rainbow Minerals Ltd.	1,128,050
63,455	Astral Foods Ltd.	607,801
71,202	Motus Holdings Ltd.	463,806
120,890	Omnia Holdings Ltd.	445,104
139,552	OUTsurance Group Ltd.	259,043
462,075	Sappi Ltd. (c)	1,339,076
176,117	Telkom S.A. SOC Ltd. (c)	311,162
48,839	Thungela Resources Ltd.	823,965
		5,378,007
	Taiwan – 16.5%
426,145	Aerospace Industrial Development Corp.	495,671
129,459	Asia Vital Components Co., Ltd.	471,748
90,795	Charoen Pokphand Enterprise	231,304
87,603	Chicony Electronics Co., Ltd.	245,974
1,197,735	ChipMOS Technologies, Inc.	1,305,465
159,169	Compeq Manufacturing Co., Ltd.	230,451
953,418	Continental Holdings Corp.	868,562

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
474,863	CTCI Corp.	$646,582
338,823	Elite Semiconductor Microelectronics Technology, Inc.	716,549
1,110,429	Elitegroup Computer Systems Co., Ltd. (c)	744,248
173,917	Ennostar, Inc.	253,218
309,343	Fitipower Integrated Technology, Inc.	1,162,471
471,250	FocalTech Systems Co., Ltd.	898,481
81,190	Gigabyte Technology Co., Ltd.	281,327
11,947	Global Unichip Corp.	249,159
1,237,342	Grand Pacific Petrochemical	758,858
438,976	Greatek Electronics, Inc.	685,554
159,169	Huaku Development Co., Ltd.	460,902
370,947	International CSRC Investment Holding Co.	234,742
18,588	Jentech Precision Industrial Co., Ltd.	227,697
285,282	Kindom Development Co., Ltd.	271,030
14,116	King Slide Works Co., Ltd.	176,361
702,625	King Yuan Electronics Co., Ltd.	827,545
155,217	Kinsus Interconnect Technology Corp.	527,734
8,976	Lotes Co., Ltd.	241,225
922,808	Macronix International Co., Ltd.	1,013,316
1,330,827	Mitac Holdings Corp.	1,277,331
402,157	Nantex Industry Co., Ltd.	484,779
279,908	Powertech Technology, Inc.	721,274
226,264	Primax Electronics Ltd.	408,572
376,087	Sanyang Motor Co Ltd.	414,197
274,182	Sercomm Corp.	680,649
508,290	Sigurd Microelectronics Corp.	802,898
559,518	Sinon Corp.	663,546
130,918	Sitronix Technology Corp.	756,062
381,227	TA Chen Stainless Pipe Co., Ltd.	525,907
1,239,673	Taiwan Glass Industry Corp.	857,089
86,000	Taiwan Hon Chuan Enterprise Co., Ltd.	243,432
1,592,558	Ton Yi Industrial Corp.	883,445
39,133	Tong Hsing Electronic Industries Ltd.	243,185
139,656	Topco Scientific Co., Ltd.	745,183
197,681	TSEC Corp. (c)	222,215
395,343	U-Ming Marine Transport Corp.	625,129
368,396	Unitech Printed Circuit Board Corp. (c)	206,759
182,261	Via Technologies, Inc.	399,088
193,764	Walsin Technology Corp.	498,035
1,455,476	Winbond Electronics Corp.	928,156
264,710	Wistron NeWeb Corp.	675,221
		27,488,326
	Thailand – 8.7%
1,805,500	AP Thailand PCL	604,700
Shares	Description	Value

	Thailand (Continued)
1,162,400	Bangchak Corp. PCL	$1,057,185
707,900	Bangkok Airways PCL (c)	273,881
2,788,200	Banpu PCL	1,102,883
174,300	Central Plaza Hotel PCL (c)	252,882
3,348,700	Esso Thailand PCL	1,218,237
169,600	Forth Corp PCL	157,921
5,496,600	IRPC PCL	479,276
2,450,300	Precious Shipping PCL	1,139,016
2,143,300	PTG Energy PCL	897,296
1,478,600	Regional Container Lines PCL	1,312,746
1,759,900	Sri Trang Agro-Industry PCL	1,072,149
3,009,100	Sri Trang Gloves Thailand PCL	868,803
4,044,300	Star Petroleum Refining PCL	1,249,430
1,360,600	Supalai PCL	954,600
836,100	Thai Oil PCL	1,357,893
1,490,600	Thaifoods Group PCL, Class F	221,643
2,435,600	WHA Corp. PCL	286,914
		14,507,455
	Turkey – 24.1%
256,644	AG Anadolu Grubu Holding A.S.	1,514,978
568,899	Aksa Enerji Uretim A.S.	1,429,681
285,698	Alarko Holding A.S.	1,252,643
523,741	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1,897,283
361,119	Cimsa Cimento Sanayi VE Ticare	1,938,609
124,701	Coca-Cola Icecek A.S.	1,362,878
4,361,979	Dogan Sirketler Grubu Holding A.S.	2,467,603
1,209,276	Enerjisa Enerji A.S. (g) (h)	2,331,617
813,844	Haci Omer Sabanci Holding A.S.	1,961,694
1,067,012	Hektas Ticaret TAS	2,146,319
760,740	Is Yatirim Menkul Degerler A.S.	2,643,965
1,404,583	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D	1,351,091
207,328	Migros Ticaret A.S. (c)	1,624,059
340,884	MLP Saglik Hizmetleri A.S. (c) (g) (h)	1,644,066
29,768	Otokar Otomotiv Ve Savunma Sanayi A.S.	1,652,164
88,078	Pegasus Hava Tasimaciligi A.S. (c)	2,260,554
1,692,029	Petkim Petrokimya Holding A.S. (c)	1,805,820
1,014,555	Sok Marketler Ticaret A.S. (c)	1,516,767
266,630	TAV Havalimanlari Holding A.S. (c)	1,332,990
712,675	Tekfen Holding A.S.	1,877,120
60,100	Turk Traktor ve Ziraat Makineleri A.S.	2,120,921
524,524	Vestel Elektronik Sanayi ve Ticaret A.S. (c)	1,998,280
		40,131,102

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Virgin Islands (British) – 0.7%
5,416,715	E-Commodities Holdings Ltd.	$1,096,466
	Total Common Stocks	165,572,111
	(Cost $156,500,644)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.3%
	South Africa – 0.3%
253,781	Equites Property Fund Ltd.	251,522
346,558	Growthpoint Properties Ltd.	296,562
	Total Real Estate Investment Trusts	548,084
	(Cost $480,005)
MONEY MARKET FUNDS – 1.7%
2,767,630	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (j) (k)	2,767,630
	(Cost $2,767,630)
	Total Investments – 101.3%	168,887,825
	(Cost $159,748,279)
	Net Other Assets and Liabilities – (1.3)%	(2,134,925)
	Net Assets – 100.0%	$166,752,900

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $2,129,737 and the total value of the collateral held by the Fund is $2,767,630.
(c)	Non-income producing security.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $876,306 or 0.5% of net assets.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(h)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(i)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2022, the Fund received 44,205 PIK shares of Egyptian Financial Group-Hermes Holding Co.
(j)	Rate shown reflects yield as of December 31, 2022.
(k)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$2,129,737
Non-cash Collateral (2)	(2,129,737)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2022
Currency Exposure Diversification	% of Total Investments
Turkish Lira	23.8%
New Taiwan Dollar	17.5
Hong Kong Dollar	14.1
Brazilian Real	12.3
Thai Baht	8.6
Indonesian Rupiah	6.0
Polish Zloty	3.9
South African Rand	3.5
Mexican Peso	2.8
Indian Rupee	2.0
Chilean Peso	1.7
United States Dollar	1.6
Malaysian Ringgit	1.4
Philippine Peso	0.5
Egyptian Pound	0.3
Russian Ruble	0.0†
Total	100.0%

†	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 14,679,537	$ 13,840,832	$ 682,712	$ 155,993
Russia	37,601	—	—	37,601
Thailand	14,507,455	—	14,507,455	—
Other Country Categories*	136,347,518	136,347,518	—	—
Real Estate Investment Trusts*	548,084	548,084	—	—
Money Market Funds	2,767,630	2,767,630	—	—
Total Investments	$ 168,887,825	$ 153,504,064	$ 15,190,167	$ 193,594

*	See Portfolio of Investments for country breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 95.3%
	Austria – 5.0%
2,042	ANDRITZ AG	$117,053
2,004	BAWAG Group AG (b) (c)	106,830
2,931	CA Immobilien Anlagen AG	88,948
2,623	Erste Group Bank AG	83,953
3,973	OMV AG	204,564
9,729	Raiffeisen Bank International AG (d)	159,861
679	Verbund AG	57,166
		818,375
	Belgium – 1.9%
228	Ackermans & van Haaren N.V.	39,099
204	D’ieteren Group	39,132
8,409	Proximus S.A.D.P.	80,977
1,492	Solvay S.A.	150,863
		310,071
	Finland – 4.5%
4,313	Fortum Oyj	71,746
909	Huhtamaki Oyj	31,137
9,054	Kojamo Oyj	133,748
4,332	Metso Outotec Oyj	44,573
3,314	Neste Oyj	152,612
689	Orion Oyj, Class B	37,791
9,075	Stora Enso Oyj, Class R	127,743
3,646	UPM-Kymmene Oyj	136,327
		735,677
	France – 23.9%
749	Aeroports de Paris (d)	100,381
784	Alten S.A.	98,022
691	Amundi S.A. (b) (c)	39,203
1,978	Arkema S.A.	177,603
1,321	AXA S.A.	36,844
681	BNP Paribas S.A.	38,818
31,446	Bollore SE	175,712
2,212	Bouygues S.A.	66,394
179	Capgemini SE	29,882
4,178	Carrefour S.A.	69,947
2,405	Cie de Saint-Gobain	117,523
2,565	Cie Generale des Etablissements Michelin SCA	71,347
3,551	Credit Agricole S.A.	37,369
1,254	Edenred	68,299
1,080	Eiffage S.A.	106,267
12,539	Engie S.A.	179,699
212	EssilorLuxottica S.A.	38,398
2,206	Eurazeo SE	137,198
3,734	Getlink SE	59,856
73	Hermes International	112,916
313	Ipsen S.A.	33,673
90	L’Oreal S.A.	32,139
146	LVMH Moet Hennessy Louis Vuitton SE	106,259
1,616	Nexans S.A.	146,086
Shares	Description	Value

	France (Continued)
12,845	Orange S.A.	$127,613
472	Pernod Ricard S.A.	92,840
1,215	Publicis Groupe S.A.	77,282
348	Remy Cointreau S.A.	58,709
4,247	Renault S.A. (d)	142,182
7,674	Rexel S.A.	151,478
459	SEB S.A.	38,447
4,364	Societe Generale S.A.	109,686
1,924	Sodexo S.A.	184,288
5,505	SPIE S.A.	143,549
263	Thales S.A.	33,586
3,129	TotalEnergies SE (e)	196,445
1,900	Valeo	33,965
714	Vinci S.A.	71,302
18,626	Vivendi SE	177,729
1,609	Wendel SE	150,189
		3,869,125
	Germany – 27.2%
3,000	BASF SE	148,975
626	Bayer AG	32,383
2,122	Bayerische Motoren Werke AG	189,397
588	Beiersdorf AG	67,474
1,428	Brenntag SE	91,288
20,224	Commerzbank AG (d)	191,289
1,293	Continental AG	77,481
5,027	Covestro AG (b) (c)	196,681
2,544	Daimler Truck Holding AG (d)	78,824
783	Delivery Hero SE (b) (c) (d)	37,533
3,884	Deutsche Bank AG	44,021
530	Deutsche Boerse AG	91,568
25,091	Deutsche Lufthansa AG (d)	208,557
2,863	Deutsche Post AG	107,816
1,698	Deutsche Telekom AG	33,877
7,522	E.ON SE	75,157
5,165	Evonik Industries AG	99,160
3,069	Fresenius Medical Care AG & Co., KGaA	100,429
4,059	Fresenius SE & Co., KGaA	114,055
1,142	FUCHS PETROLUB SE (Preference Shares)	40,023
963	Hannover Rueck SE	191,221
2,908	HeidelbergCement AG	165,854
487	Henkel AG & Co., KGaA (Preference Shares)	33,896
1,854	HUGO BOSS AG	107,487
7,654	K+S AG	150,550
2,420	LEG Immobilien SE	157,657
2,836	Mercedes-Benz Group AG	186,398
480	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	156,200
2,553	Porsche Automobil Holding SE (Preference Shares)	140,032
3,929	RWE AG	174,919

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
574	Scout24 AG (b) (c)	$28,836
724	Sixt SE	66,612
3,263	Talanx AG	154,804
28,652	Telefonica Deutschland Holding AG	70,634
3,084	United Internet AG	62,361
1,963	VERBIO Vereinigte BioEnergie AG	127,338
1,092	Volkswagen AG (Preference Shares)	136,087
4,011	Vonovia SE	94,545
1,399	Wacker Chemie AG	178,809
		4,410,228
	Greece – 0.6%
2,000	Hellenic Telecommunications Organization S.A.	31,235
4,837	OPAP S.A.	68,502
		99,737
	Ireland – 4.1%
47,784	AIB Group PLC	184,960
18,037	Bank of Ireland Group PLC	171,839
3,592	CRH PLC	142,305
12,605	Glanbia PLC	160,837
		659,941
	Italy – 7.1%
33,071	Banco BPM S.p.A.	118,026
2,373	Brunello Cucinelli S.p.A.	175,526
13,610	Eni S.p.A.	193,561
2,102	ERG S.p.A.	65,163
13,585	Hera S.p.A.	36,632
12,252	Leonardo S.p.A.	105,708
26,516	Pirelli & C S.p.A. (b) (c)	113,650
5,013	Prysmian S.p.A.	185,991
11,359	UniCredit S.p.A.	161,378
		1,155,635
	Luxembourg – 2.8%
7,185	ArcelorMittal S.A.	189,011
26,316	Aroundtown S.A.	61,495
11,194	Tenaris S.A.	195,137
		445,643
	Netherlands – 8.4%
1,759	Aalberts N.V.	68,218
6,436	ABN AMRO Bank N.V. (b) (c)	89,046
7,240	Aegon N.V.	36,720
751	ASR Nederland N.V.	35,653
1,685	Heineken Holding N.V.	129,957
1,322	Heineken N.V.	124,362
3,409	Koninklijke Ahold Delhaize N.V.	97,944
9,281	Koninklijke Philips N.V.	139,128
1,486	NN Group N.V.	60,701
Shares	Description	Value

	Netherlands (Continued)
3,953	OCI N.V.	$141,416
1,651	Prosus N.V.	113,903
1,998	Randstad N.V.	121,824
3,346	Signify N.V. (b) (c)	112,395
921	STMicroelectronics N.V.	32,529
594	Wolters Kluwer N.V.	62,160
		1,365,956
	Portugal – 2.0%
26,755	EDP - Energias de Portugal S.A.	133,347
9,069	Galp Energia SGPS S.A.	122,417
3,118	Jeronimo Martins SGPS S.A.	67,354
		323,118
	Spain – 7.8%
822	Acciona S.A.	151,257
6,420	ACS Actividades de Construccion y Servicios S.A.	183,971
19,282	Banco Bilbao Vizcaya Argentaria S.A.	116,288
86,280	Banco de Sabadell S.A.	81,349
24,774	Banco Santander S.A.	74,321
10,301	Bankinter S.A.	69,115
35,878	CaixaBank S.A.	141,025
12,397	Iberdrola S.A.	145,045
1,414	Industria de Diseno Textil S.A.	37,613
2,503	Naturgy Energy Group S.A.	65,135
12,578	Repsol S.A.	199,942
		1,265,061
	Total Common Stocks	15,458,567
	(Cost $16,485,110)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.5%
	Belgium – 0.8%
4,729	Warehouses De Pauw CVA	135,160
	France – 1.8%
2,399	Covivio	142,396
1,107	Gecina S.A.	112,751
1,659	Klepierre S.A.	38,235
		293,382
	Spain – 0.9%
15,027	Merlin Properties Socimi S.A.	141,152
	Total Real Estate Investment Trusts	569,694
	(Cost $668,996)

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
MONEY MARKET FUNDS – 1.1%
172,701	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.14% (f) (g)	$172,701
	(Cost $172,701)
	Total Investments – 99.9%	16,200,962
	(Cost $17,326,807)
	Net Other Assets and Liabilities – 0.1%	18,304
	Net Assets – 100.0%	$16,219,266

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $162,605 and the total value of the collateral held by the Fund is $172,701.
(f)	Rate shown reflects yield as of December 31, 2022.
(g)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$162,605
Non-cash Collateral (2)	(162,605)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Currency Exposure Diversification	% of Total Investments
Euro	98.9%
United States Dollar	1.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 15,458,567	$ 15,458,567	$ —	$ —
Real Estate Investment Trusts*	569,694	569,694	—	—
Money Market Funds	172,701	172,701	—	—
Total Investments	$ 16,200,962	$ 16,200,962	$—	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities
December 31, 2022
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
ASSETS:
Investments, at value	$ 11,551,597	$ 254,507,182	$ 69,715,531	$ 62,893,902
Cash	12,036	616,133	375,109	92,743
Foreign currency	2	—	193,556	43,680
Receivables:
Fund shares sold	—	—	—	—
Dividends	95,703	437,454	445,950	380,440
Dividend reclaims	—	2,700,683	—	—
Securities lending income	124	5,505	—	—
Investment securities sold	189	—	463	—
Miscellaneous	—	91,538	20,240	—
Total Assets	11,659,651	258,358,495	70,750,849	63,410,765
LIABILITIES:
Due to custodian	—	—	—	—
Due to custodian foreign currency	—	74,797	—	—
Payables:
Investment securities purchased	—	—	350,087	—
Investment advisory fees	8,573	177,621	38,950	33,485
Collateral for securities on loan	139,904	3,880,055	—	—
Fund shares redeemed	—	46,524	—	—
Deferred foreign capital gains tax	—	—	—	—
Other liabilities	—	12,989	3,404	—
Total Liabilities	148,477	4,191,986	392,441	33,485
NET ASSETS	$11,511,174	$254,166,509	$70,358,408	$63,377,280
NET ASSETS consist of:
Paid-in capital	$ 27,517,445	$ 509,675,121	$ 118,294,790	$ 91,450,467
Par value	4,500	78,500	42,000	60,000
Accumulated distributable earnings (loss)	(16,010,771)	(255,587,112)	(47,978,382)	(28,133,187)
NET ASSETS	$11,511,174	$254,166,509	$70,358,408	$63,377,280
NET ASSET VALUE, per share	$25.58	$32.38	$16.75	$10.56
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	450,002	7,850,002	4,200,002	6,000,002
Investments, at cost	$11,517,025	$253,443,349	$73,096,434	$63,417,736
Foreign currency, at cost (proceeds)	$2	$(74,548)	$194,214	$43,841
Securities on loan, at value	$133,238	$3,644,826	$—	$—

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$ 7,545,047	$ 90,032,940	$ 436,077,324	$ 371,170,867	$ 14,194,056
13,053	27,295	824,462	507,412	9,988
—	—	144,582	205,196	195

—	—	—	—	—
5,859	79,936	1,198,299	655,250	50,502
—	1,664	1,006,414	270,513	29,080
1,302	2,034	11,020	1,585	109
—	—	2,144	—	—
—	—	—	178,585	—
7,565,261	90,143,869	439,264,245	372,989,408	14,283,930

—	—	—	—	—
—	—	—	—	—

—	—	106,231	—	—
5,352	45,812	278,858	240,487	9,595
—	4,329,690	19,545,743	—	130,753
—	—	—	—	—
—	—	—	371,063	—
—	—	—	—	—
5,352	4,375,502	19,930,832	611,550	140,348
$ 7,559,909	$ 85,768,367	$ 419,333,413	$ 372,377,858	$ 14,143,582

$ 16,561,012	$ 141,421,216	$ 757,928,813	$ 596,619,517	$ 48,037,014
3,500	20,000	86,864	176,500	4,000
(9,004,603)	(55,672,849)	(338,682,264)	(224,418,159)	(33,897,432)
$ 7,559,909	$ 85,768,367	$ 419,333,413	$ 372,377,858	$ 14,143,582
$21.60	$42.88	$48.27	$21.10	$35.36
350,002	2,000,002	8,686,412	17,650,002	400,002
$9,199,720	$90,612,329	$420,631,907	$379,110,079	$17,573,929
$—	$—	$144,506	$206,274	$194
$—	$4,081,930	$18,631,244	$—	$123,561
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities (Continued)
December 31, 2022
	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
ASSETS:
Investments, at value	$ 31,565,594	$ 74,872,129	$ 96,974,895	$ 7,539,722
Cash	28,893	—	251,647	5,843
Foreign currency	—	2,434,099	—	657
Receivables:
Fund shares sold	—	13,709	—	—
Dividends	143,095	—	—	43,761
Dividend reclaims	12,432	—	789,045	13,936
Securities lending income	—	—	—	505
Investment securities sold	—	2,530,715	—	—
Miscellaneous	5	—	—	—
Total Assets	31,750,019	79,850,652	98,015,587	7,604,424
LIABILITIES:
Due to custodian	—	2,529,580	—	—
Due to custodian foreign currency	—	—	—	—
Payables:
Investment securities purchased	—	2,430,487	—	—
Investment advisory fees	21,790	41,325	56,294	5,172
Collateral for securities on loan	—	—	—	64,189
Fund shares redeemed	—	—	—	—
Deferred foreign capital gains tax	—	850,457	—	—
Other liabilities	—	—	—	—
Total Liabilities	21,790	5,851,849	56,294	69,361
NET ASSETS	$31,728,229	$73,998,803	$97,959,293	$7,535,063
NET ASSETS consist of:
Paid-in capital	$ 90,891,121	$ 71,113,406	$ 127,902,684	$ 12,958,996
Par value	10,000	17,000	18,000	2,000
Accumulated distributable earnings (loss)	(59,172,892)	2,868,397	(29,961,391)	(5,425,933)
NET ASSETS	$31,728,229	$73,998,803	$97,959,293	$7,535,063
NET ASSET VALUE, per share	$31.73	$43.53	$54.42	$37.67
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,000,002	1,700,002	1,800,002	200,002
Investments, at cost	$38,793,158	$70,223,201	$96,906,713	$7,323,894
Foreign currency, at cost (proceeds)	$—	$2,434,096	$—	$656
Securities on loan, at value	$—	$—	$—	$61,686

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$ 168,887,825	$ 16,200,962
—	17,499
921,480	—

4,066,813	—
194,316	20,214
3,293	168,433
31,372	343
15,831	—
—	—
174,120,930	16,407,451

565,477	—
—	3,947

3,922,139	—
96,803	11,537
2,767,630	172,701
15,981	—
—	—
—	—
7,368,030	188,185
$ 166,752,900	$ 16,219,266

$ 203,979,201	$ 39,593,329
43,000	4,500
(37,269,301)	(23,378,563)
$ 166,752,900	$ 16,219,266
$38.78	$36.04
4,300,002	450,002
$159,748,279	$17,326,807
$921,377	$(3,935)
$2,129,737	$162,605
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations
For the Year Ended December 31, 2022
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
INVESTMENT INCOME:
Dividends	$ 675,380	$ 16,305,917	$ 3,776,359	$ 1,537,370
Securities lending income (net of fees)	3,888	161,058	—	—
Foreign withholding tax	(64,341)	(1,543,365)	(426,148)	(99,442)
Other	27	6,864	3	4
Total investment income	614,954	14,930,474	3,350,214	1,437,932
EXPENSES:
Investment advisory fees	111,106	2,960,737	310,932	118,659
Total expenses	111,106	2,960,737	310,932	118,659
NET INVESTMENT INCOME (LOSS)	503,848	11,969,737	3,039,282	1,319,273
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,414,359)	(87,923,185)	(3,280,203)	(770,580)
In-kind redemptions	744,213	(2,478,919)	292,536	(306)
Foreign currency transactions	(52,372)	(196,225)	(274,916)	(90,999)
Foreign capital gains tax	—	—	(7,620)	—
Net realized gain (loss)	(1,722,518)	(90,598,329)	(3,270,203)	(861,885)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,334,563)	(50,308,701)	(4,089,746)	(73,640)
Foreign currency translation	524	(164,317)	(354)	2,336
Deferred foreign capital gains tax	—	—	—	—
Net change in unrealized appreciation (depreciation)	(1,334,039)	(50,473,018)	(4,090,100)	(71,304)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,056,557)	(141,071,347)	(7,360,303)	(933,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,552,709)	$(129,101,610)	$(4,321,021)	$ 386,084

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$546,240	$1,418,948	$17,526,910	$27,152,373	$1,154,122
9,310	11,573	165,682	36,129	3,624
(37,827)	(141,895)	(1,699,433)	(2,935,082)	(151,923)
—	—	4,424	1,725	208
517,723	1,288,626	15,997,583	24,255,145	1,006,031

69,152	276,995	3,293,493	2,895,068	265,577
69,152	276,995	3,293,493	2,895,068	265,577
448,571	1,011,631	12,704,090	21,360,077	740,454

(992,306)	(4,324,532)	(87,040,662)	(49,676,365)	(5,484,264)
—	(518,456)	1,266,728	1,267,685	(7,082,804)
142	(35,547)	(587,169)	(731,250)	(6,891)
—	—	—	(720,370)	—
(992,164)	(4,878,535)	(86,361,103)	(49,860,300)	(12,573,959)

(1,097,892)	(186,881)	(14,592,456)	(33,665,330)	(7,955,968)
(23)	999	(44,969)	(10,514)	2,643
—	—	—	915,672	—
(1,097,915)	(185,882)	(14,637,425)	(32,760,172)	(7,953,325)
(2,090,079)	(5,064,417)	(100,998,528)	(82,620,472)	(20,527,284)
$(1,641,508)	$(4,052,786)	$(88,294,438)	$(61,260,395)	$(19,786,830)
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations (Continued)
For the Year Ended December 31, 2022
	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
INVESTMENT INCOME:
Dividends	$ 3,259,314	$ 1,009,264	$ 2,300,483	$ 386,892
Securities lending income (net of fees)	—	—	—	4,504
Foreign withholding tax	(23,463)	(220,917)	(279,705)	(39,987)
Other	19	—	9	136
Total investment income	3,235,870	788,347	2,020,787	351,545
EXPENSES:
Investment advisory fees	508,271	426,173	521,452	76,373
Total expenses	508,271	426,173	521,452	76,373
NET INVESTMENT INCOME (LOSS)	2,727,599	362,174	1,499,335	275,172
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(14,481,017)	2,004,869	(929,540)	(2,028,145)
In-kind redemptions	(2,803,893)	—	(2,380,368)	16,045
Foreign currency transactions	(76,004)	(50,267)	3,709	(18,307)
Foreign capital gains tax	—	(696,773)	—	—
Net realized gain (loss)	(17,360,914)	1,257,829	(3,306,199)	(2,030,407)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,722,264)	(5,236,486)	(18,705,169)	(191,793)
Foreign currency translation	(7,364)	(178)	(17,754)	(660)
Deferred foreign capital gains tax	—	657,231	—	—
Net change in unrealized appreciation (depreciation)	(10,729,628)	(4,579,433)	(18,722,923)	(192,453)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,090,542)	(3,321,604)	(22,029,122)	(2,222,860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,362,943)	$(2,959,430)	$(20,529,787)	$(1,947,688)

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$7,533,444	$1,125,371
187,625	4,956
(783,913)	(141,747)
888	648
6,938,044	989,228

1,028,448	273,844
1,028,448	273,844
5,909,596	715,384

(13,852,543)	(6,986,094)
(146,844)	(5,116,880)
(284,791)	(3,202)
(1,644)	—
(14,285,822)	(12,106,176)

9,206,228	(857,718)
4,492	(6,192)
4,745	—
9,215,465	(863,910)
(5,070,357)	(12,970,086)
$839,239	$(12,254,702)
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)		First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 503,848	$ 925,520	$ 11,969,737	$ 11,969,339
Net realized gain (loss)	(1,722,518)	1,481,007	(90,598,329)	75,355,601
Net change in unrealized appreciation (depreciation)	(1,334,039)	(2,508,413)	(50,473,018)	(9,103,026)
Net increase (decrease) in net assets resulting from operations	(2,552,709)	(101,886)	(129,101,610)	78,221,914
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(523,132)	(1,196,923)	(9,500,812)	(18,281,993)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	10,439,636	12,410,312	301,558,631
Cost of shares redeemed	(10,670,530)	(1,618,879)	(193,550,082)	(230,355,044)
Net increase (decrease) in net assets resulting from shareholder transactions	(10,670,530)	8,820,757	(181,139,770)	71,203,587
Total increase (decrease) in net assets	(13,746,371)	7,521,948	(319,742,192)	131,143,508
NET ASSETS:
Beginning of period	25,257,545	17,735,597	573,908,701	442,765,193
End of period	$ 11,511,174	$ 25,257,545	$ 254,166,509	$ 573,908,701
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	800,002	550,002	13,250,002	11,500,002
Shares sold	—	300,000	300,000	7,200,000
Shares redeemed	(350,000)	(50,000)	(5,700,000)	(5,450,000)
Shares outstanding, end of period	450,002	800,002	7,850,002	13,250,002

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)		First Trust Brazil AlphaDEX® Fund (FBZ)		First Trust China AlphaDEX® Fund (FCA)
Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021

$ 3,039,282	$ 441,518	$ 1,319,273	$ 665,597	$ 448,571	$ 468,390
(3,270,203)	1,704,097	(861,885)	360,032	(992,164)	1,187,903
(4,090,100)	(2,901,672)	(71,304)	(2,116,477)	(1,097,915)	(1,661,645)
(4,321,021)	(756,057)	386,084	(1,090,848)	(1,641,508)	(5,352)

(2,717,117)	(400,317)	(1,187,607)	(502,366)	(447,653)	(517,232)

77,412,376	912,884	62,254,979	16,473,683	—	7,297,067
(7,821,296)	(5,550,414)	(10,114,794)	(12,214,912)	—	(10,245,972)
69,591,080	(4,637,530)	52,140,185	4,258,771	—	(2,948,905)
62,552,942	(5,793,904)	51,338,662	2,665,557	(2,089,161)	(3,471,489)

7,805,466	13,599,370	12,038,618	9,373,061	9,649,070	13,120,559
$ 70,358,408	$ 7,805,466	$ 63,377,280	$ 12,038,618	$ 7,559,909	$ 9,649,070

450,002	700,002	1,050,002	700,002	350,002	450,002
4,200,000	50,000	5,750,000	1,250,000	—	250,000
(450,000)	(300,000)	(800,000)	(900,000)	—	(350,000)
4,200,002	450,002	6,000,002	1,050,002	350,002	350,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust Japan AlphaDEX® Fund (FJP)		First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 1,011,631	$ 589,668	$ 12,704,090	$ 9,579,953
Net realized gain (loss)	(4,878,535)	372,425	(86,361,103)	49,704,396
Net change in unrealized appreciation (depreciation)	(185,882)	(883,872)	(14,637,425)	(21,075,655)
Net increase (decrease) in net assets resulting from operations	(4,052,786)	78,221	(88,294,438)	38,208,694
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(908,402)	(875,402)	(8,989,980)	(15,144,146)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	61,526,977	—	113,556,642	36,993,954
Cost of shares redeemed	(5,698,439)	(5,437,368)	(11,518,070)	(5,897,300)
Net increase (decrease) in net assets resulting from shareholder transactions	55,828,538	(5,437,368)	102,038,572	31,096,654
Total increase (decrease) in net assets	50,867,350	(6,234,549)	4,754,154	54,161,202
NET ASSETS:
Beginning of period	34,901,017	41,135,566	414,579,259	360,418,057
End of period	$ 85,768,367	$ 34,901,017	$ 419,333,413	$ 414,579,259
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	700,002	800,002	6,836,412	6,336,412
Shares sold	1,450,000	—	2,100,000	600,000
Shares redeemed	(150,000)	(100,000)	(250,000)	(100,000)
Shares outstanding, end of period	2,000,002	700,002	8,686,412	6,836,412

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)		First Trust Germany AlphaDEX® Fund (FGM)		First Trust United Kingdom AlphaDEX® Fund (FKU)
Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021

$ 21,360,077	$ 20,291,122	$ 740,454	$ 1,764,495	$ 2,727,599	$ 1,655,416
(49,860,300)	54,058,582	(12,573,959)	13,492,527	(17,360,914)	2,683,372
(32,760,172)	(39,795,292)	(7,953,325)	(9,078,155)	(10,729,628)	149,705
(61,260,395)	34,554,412	(19,786,830)	6,178,867	(25,362,943)	4,488,493

(20,583,503)	(19,810,512)	(1,006,869)	(1,500,281)	(2,909,539)	(1,744,928)

59,772,868	79,485,441	2,232,300	13,472,609	8,421,726	79,396,844
(42,466,046)	(99,025,014)	(66,792,218)	(14,034,516)	(47,363,817)	(2,227,657)
17,306,822	(19,539,573)	(64,559,918)	(561,907)	(38,942,091)	77,169,187
(64,537,076)	(4,795,673)	(85,353,617)	4,116,679	(67,214,573)	79,912,752

436,914,934	441,710,607	99,497,199	95,380,520	98,942,802	19,030,050
$ 372,377,858	$ 436,914,934	$ 14,143,582	$ 99,497,199	$ 31,728,229	$ 98,942,802

16,650,002	17,450,002	1,850,002	1,850,002	2,250,002	500,002
2,850,000	2,950,000	50,000	250,000	250,000	1,800,000
(1,850,000)	(3,750,000)	(1,500,000)	(250,000)	(1,500,000)	(50,000)
17,650,002	16,650,002	400,002	1,850,002	1,000,002	2,250,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust India NIFTY 50 Equal Weight ETF (NFTY)		First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 362,174	$ 517,271	$ 1,499,335	$ 1,340,611
Net realized gain (loss)	1,257,829	4,125,186	(3,306,199)	11,727,434
Net change in unrealized appreciation (depreciation)	(4,579,433)	7,778,700	(18,722,923)	5,471,228
Net increase (decrease) in net assets resulting from operations	(2,959,430)	12,421,157	(20,529,787)	18,539,273
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,582,360)	(824,801)	(1,456,984)	(1,875,162)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	34,032,699	66,917,813	62,419,231	6,345,850
Cost of shares redeemed	(16,195,436)	(19,693,610)	(42,415,993)	(20,420,756)
Net increase (decrease) in net assets resulting from shareholder transactions	17,837,263	47,224,203	20,003,238	(14,074,906)
Total increase (decrease) in net assets	11,295,473	58,820,559	(1,983,533)	2,589,205
NET ASSETS:
Beginning of period	62,703,330	3,882,771	99,942,826	97,353,621
End of period	$ 73,998,803	$ 62,703,330	$ 97,959,293	$ 99,942,826
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,300,002	100,002	1,400,002	1,600,002
Shares sold	750,000	1,600,000	1,200,000	100,000
Shares redeemed	(350,000)	(400,000)	(800,000)	(300,000)
Shares outstanding, end of period	1,700,002	1,300,002	1,800,002	1,400,002

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)		First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)		First Trust Eurozone AlphaDEX® ETF (FEUZ)
Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021

$ 275,172	$ 145,363	$ 5,909,596	$ 5,574,164	$ 715,384	$ 899,396
(2,030,407)	1,706,019	(14,285,822)	29,064,086	(12,106,176)	4,839,728
(192,453)	(856,439)	9,215,465	(30,029,448)	(863,910)	(3,425,251)
(1,947,688)	994,943	839,239	4,608,802	(12,254,702)	2,313,873

(304,718)	(347,513)	(5,878,163)	(8,877,525)	(761,407)	(1,009,147)

—	9,293,815	43,083,272	25,725,874	—	68,170,224
(4,029,334)	(4,668,214)	(14,321,514)	(31,008,175)	(51,899,978)	(15,702,337)
(4,029,334)	4,625,601	28,761,758	(5,282,301)	(51,899,978)	52,467,887
(6,281,740)	5,273,031	23,722,834	(9,551,024)	(64,916,087)	53,772,613

13,816,803	8,543,772	143,030,066	152,581,090	81,135,353	27,362,740
$ 7,535,063	$ 13,816,803	$ 166,752,900	$ 143,030,066	$ 16,219,266	$ 81,135,353

300,002	200,002	3,550,002	3,700,002	1,750,002	650,002
—	200,000	1,150,000	550,000	—	1,450,000
(100,000)	(100,000)	(400,000)	(700,000)	(1,300,000)	(350,000)
200,002	300,002	4,300,002	3,550,002	450,002	1,750,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 31.57	$ 32.25	$ 28.57	$ 27.65	$ 35.73
Income from investment operations:
Net investment income (loss)	0.97	1.28	0.58	0.63	0.40
Net realized and unrealized gain (loss)	(5.88)	(0.37)	3.61	1.40	(7.72)
Total from investment operations	(4.91)	0.91	4.19	2.03	(7.32)
Distributions paid to shareholders from:
Net investment income	(1.08)	(1.59)	(0.51)	(1.09)	(0.69)
Return of capital	—	—	—	(0.02)	(0.07)
Total distributions	(1.08)	(1.59)	(0.51)	(1.11)	(0.76)
Net asset value, end of period	$25.58	$31.57	$32.25	$28.57	$27.65
Total return (a)	(15.62)%	2.75%	14.89%	7.35%	(20.71)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 11,511	$ 25,258	$ 17,736	$ 19,997	$ 30,419
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.63%	4.03%	2.33%	2.64%	1.68%
Portfolio turnover rate (b)	82%	102%	103%	101%	88%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 43.31	$ 38.50	$ 37.64	$ 31.11	$ 39.07
Income from investment operations:
Net investment income (loss)	0.93	1.05	0.42	0.87	0.84
Net realized and unrealized gain (loss)	(10.90)	5.26	1.32	6.65	(7.99)
Total from investment operations	(9.97)	6.31	1.74	7.52	(7.15)
Distributions paid to shareholders from:
Net investment income	(0.96)	(1.50)	(0.88)	(0.99)	(0.81)
Net asset value, end of period	$32.38	$43.31	$38.50	$37.64	$31.11
Total return (a)	(22.87)%	16.53%	4.95%	24.38%	(18.67)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 254,167	$ 573,909	$ 442,765	$ 511,890	$ 592,586
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.23%	2.33%	1.32%	2.49%	2.30%
Portfolio turnover rate (b)	88%	105%	109%	102%	99%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Latin America AlphaDEX® Fund (FLN)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 17.35	$ 19.43	$ 22.67	$ 18.33	$ 20.43
Income from investment operations:
Net investment income (loss)	0.98	0.89	0.52	0.48	0.52
Net realized and unrealized gain (loss)	(0.65)	(2.16)	(3.44)	4.29	(2.06)
Total from investment operations	0.33	(1.27)	(2.92)	4.77	(1.54)
Distributions paid to shareholders from:
Net investment income	(0.93)	(0.81)	(0.20)	(0.43)	(0.51)
Return of capital	—	—	(0.12)	—	(0.05)
Total distributions	(0.93)	(0.81)	(0.32)	(0.43)	(0.56)
Net asset value, end of period	$16.75	$17.35	$19.43	$22.67	$18.33
Total return (a)	2.17%	(6.66)%	(12.32)%	26.26%	(7.50)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 70,358	$ 7,805	$ 13,599	$ 131,463	$ 17,418
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	7.82%	4.28%	0.81%	2.02%	2.46%
Portfolio turnover rate (b)	104%	91%	34%	165%	158%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Brazil AlphaDEX® Fund (FBZ)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 11.47	$ 13.39	$ 17.24	$ 13.38	$ 15.51
Income from investment operations:
Net investment income (loss)	0.95	0.94	0.09	0.35	0.55
Net realized and unrealized gain (loss)	(0.82)	(2.08)	(3.60)	5.08	(0.97)
Total from investment operations	0.13	(1.14)	(3.51)	5.43	(0.42)
Distributions paid to shareholders from:
Net investment income	(1.04)	(0.78)	(0.28)	(1.57)	(0.54)
Net realized gain	—	—	—	—	(1.17)
Return of capital	—	—	(0.06)	—	—
Total distributions	(1.04)	(0.78)	(0.34)	(1.57)	(1.71)
Net asset value, end of period	$10.56	$11.47	$13.39	$17.24	$13.38
Total return (a)	1.45%	(9.00)%	(19.48)%	41.06%	(1.17)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 63,377	$ 12,039	$ 9,373	$ 116,374	$ 129,081
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	8.88%	7.36%	0.72%	2.15%	6.84%
Portfolio turnover rate (b)	95%	225%	154%	90%	128%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust China AlphaDEX® Fund (FCA)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 27.57	$ 29.16	$ 26.87	$ 23.81	$ 29.77
Income from investment operations:
Net investment income (loss)	1.28	1.22	1.22	1.03	0.84
Net realized and unrealized gain (loss)	(5.97)	(1.47)	2.26	3.03	(6.07)
Total from investment operations	(4.69)	(0.25)	3.48	4.06	(5.23)
Distributions paid to shareholders from:
Net investment income	(1.28)	(1.34)	(1.19)	(1.00)	(0.73)
Net asset value, end of period	$21.60	$27.57	$29.16	$26.87	$23.81
Total return (a)	(17.10)%	(1.18)%	13.58%	17.34%	(17.87)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,560	$ 9,649	$ 13,121	$ 9,403	$ 7,142
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	5.19%	3.66%	5.16%	4.21%	2.90%
Portfolio turnover rate (b)	117%	166%	83%	111%	97%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Japan AlphaDEX® Fund (FJP)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 49.86	$ 51.42	$ 51.10	$ 48.55	$ 59.80
Income from investment operations:
Net investment income (loss)	1.19	0.81	0.49	1.12	0.79
Net realized and unrealized gain (loss)	(7.23)	(1.16)	0.34	2.84	(11.30)
Total from investment operations	(6.04)	(0.35)	0.83	3.96	(10.51)
Distributions paid to shareholders from:
Net investment income	(0.94)	(1.21)	(0.51)	(1.41)	(0.74)
Net asset value, end of period	$42.88	$49.86	$51.42	$51.10	$48.55
Total return (a)	(12.04)%	(0.69)%	1.71%	8.27%	(17.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 85,768	$ 34,901	$ 41,136	$ 76,647	$ 152,934
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.92%	1.53%	1.13%	1.90%	1.34%
Portfolio turnover rate (b)	79%	126%	136%	127%	90%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 60.64	$ 56.88	$ 55.79	$ 49.24	$ 62.31
Income from investment operations:
Net investment income (loss)	1.67	1.52	0.68	1.19	1.04
Net realized and unrealized gain (loss)	(12.95)	4.55	1.78	6.91	(13.06)
Total from investment operations	(11.28)	6.07	2.46	8.10	(12.02)
Distributions paid to shareholders from:
Net investment income	(1.09)	(2.31)	(1.37)	(1.55)	(1.01)
Return of capital	—	—	—	—	(0.04)
Total distributions	(1.09)	(2.31)	(1.37)	(1.55)	(1.05)
Net asset value, end of period	$48.27	$60.64	$56.88	$55.79	$49.24
Total return (a)	(18.57)%	10.70%	4.61%	16.56%	(19.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 419,333	$ 414,579	$ 360,418	$ 691,886	$ 940,633
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.09%	2.42%	1.39%	2.13%	1.76%
Portfolio turnover rate (b)	95%	111%	117%	107%	109%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets AlphaDEX® Fund (FEM)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 26.24	$ 25.31	$ 26.36	$ 22.80	$ 27.84
Income from investment operations:
Net investment income (loss)	1.34	1.11	0.63	0.88	0.88
Net realized and unrealized gain (loss)	(5.19)	0.90	(1.00)	3.56	(5.12)
Total from investment operations	(3.85)	2.01	(0.37)	4.44	(4.24)
Distributions paid to shareholders from:
Net investment income	(1.29)	(1.08)	(0.68)	(0.88)	(0.80)
Net asset value, end of period	$21.10	$26.24	$25.31	$26.36	$22.80
Total return (a)	(14.33)%	7.90%	(0.92)%	19.81%	(15.48)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 372,378	$ 436,915	$ 441,711	$ 644,615	$ 452,607
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	5.90%	4.03%	2.53%	3.61%	3.37%
Portfolio turnover rate (b)	106%	119%	111%	122%	103%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Germany AlphaDEX® Fund (FGM)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 53.78	$ 51.56	$ 44.39	$ 37.57	$ 51.26
Income from investment operations:
Net investment income (loss)	1.77	0.91	0.68	1.02	0.72
Net realized and unrealized gain (loss)	(18.27)	2.08	7.17	6.82	(13.59)
Total from investment operations	(16.50)	2.99	7.85	7.84	(12.87)
Distributions paid to shareholders from:
Net investment income	(1.92)	(0.77)	(0.68)	(1.02)	(0.82)
Net asset value, end of period	$35.36	$53.78	$51.56	$44.39	$37.57
Total return (a)	(30.39)%	5.74%	17.90%	21.06%	(25.40)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 14,144	$ 99,497	$ 95,381	$ 144,261	$ 139,022
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.23%	1.67%	1.40%	2.48%	1.66%
Portfolio turnover rate (b)	152%	80%	106%	99%	81%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust United Kingdom AlphaDEX® Fund (FKU)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 43.97	$ 38.06	$ 40.99	$ 32.11	$ 39.97
Income from investment operations:
Net investment income (loss)	1.54	1.29	0.58	1.34	1.13
Net realized and unrealized gain (loss)	(12.02)	5.93	(2.95)	8.91	(7.35)
Total from investment operations	(10.48)	7.22	(2.37)	10.25	(6.22)
Distributions paid to shareholders from:
Net investment income	(1.76)	(1.31)	(0.56)	(1.37)	(1.64)
Net asset value, end of period	$31.73	$43.97	$38.06	$40.99	$32.11
Total return (a)	(23.52)%	19.10%	(5.25)%	32.36%	(16.16)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 31,728	$ 98,943	$ 19,030	$ 18,444	$ 9,632
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.29%	3.34%	1.72%	3.58%	2.81%
Portfolio turnover rate (b)	98%	45%	109%	73%	107%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 48.23	$ 38.83	$ 35.26	$ 35.35	$ 36.33
Income from investment operations:
Net investment income (loss)	0.22	0.48	0.30	0.26	0.23
Net realized and unrealized gain (loss)	(2.35)	9.65	3.50	(0.01)	(1.21)
Total from investment operations	(2.13)	10.13	3.80	0.25	(0.98)
Distributions paid to shareholders from:
Net investment income	(0.05)	(0.73)	(0.23)	(0.27)	(0.01)
Net realized gain	(2.52)	—	—	—	—
Return of capital	—	—	—	(0.07)	—
Total distributions	(2.57)	(0.73)	(0.23)	(0.34)	—
Net asset value, end of period	$43.53	$48.23	$38.83	$35.26	$35.35
Total return (a)	(4.45)%	26.15%	10.66%	0.71%	(2.67)% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 73,999	$ 62,703	$ 3,883	$ 3,526	$ 3,535
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.68%	0.95%	0.98%	0.74%	0.77%
Portfolio turnover rate (c)	56%	57%	38%	24%	156% (d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $7,227, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective April 17, 2018 which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 71.39	$ 60.85	$ 54.11	$ 43.89	$ 52.73
Income from investment operations:
Net investment income (loss)	1.98	0.78	0.88	1.07	0.82
Net realized and unrealized gain (loss)	(17.03)	10.92	6.78	10.24	(8.66)
Total from investment operations	(15.05)	11.70	7.66	11.31	(7.84)
Distributions paid to shareholders from:
Net investment income	(1.92)	(1.16)	(0.92)	(1.09)	(0.84)
Return of capital	—	—	—	—	(0.16)
Total distributions	(1.92)	(1.16)	(0.92)	(1.09)	(1.00)
Net asset value, end of period	$54.42	$71.39	$60.85	$54.11	$43.89
Total return (a)	(20.88)%	19.34%	14.50%	25.91%	(15.11)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 97,959	$ 99,943	$ 97,354	$ 148,811	$ 151,409
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.30%	1.25%	1.59%	2.24%	1.79%
Portfolio turnover rate (b)	64%	66%	86%	77%	65%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 46.06	$ 42.72	$ 39.03	$ 33.54	$ 44.89
Income from investment operations:
Net investment income (loss)	1.09	0.74	0.46	0.61	0.58
Net realized and unrealized gain (loss)	(8.09)	3.99	4.09	5.77	(11.28)
Total from investment operations	(7.00)	4.73	4.55	6.38	(10.70)
Distributions paid to shareholders from:
Net investment income	(1.39)	(1.39)	(0.86)	(0.89)	(0.62)
Return of capital	—	—	—	—	(0.03)
Total distributions	(1.39)	(1.39)	(0.86)	(0.89)	(0.65)
Net asset value, end of period	$37.67	$46.06	$42.72	$39.03	$33.54
Total return (a)	(15.00)%	11.09%	12.18%	19.13%	(24.03)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,535	$ 13,817	$ 8,544	$ 9,758	$ 10,063
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.88%	1.46%	1.35%	1.66%	1.30%
Portfolio turnover rate (b)	109%	116%	127%	119%	142%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 40.29	$ 41.24	$ 39.28	$ 32.44	$ 43.02
Income from investment operations:
Net investment income (loss)	1.86	1.57	0.74	1.11	1.19
Net realized and unrealized gain (loss)	(1.60)	(0.01)	2.41	7.46	(10.26)
Total from investment operations	0.26	1.56	3.15	8.57	(9.07)
Distributions paid to shareholders from:
Net investment income	(1.77)	(2.51)	(1.19)	(1.73)	(1.44)
Net realized gain	—	—	—	—	(0.07)
Total distributions	(1.77)	(2.51)	(1.19)	(1.73)	(1.51)
Net asset value, end of period	$38.78	$40.29	$41.24	$39.28	$32.44
Total return (a)	1.36%	3.68%	8.73%	26.90%	(21.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 166,753	$ 143,030	$ 152,581	$ 163,004	$ 157,326
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.60%	3.65%	2.38%	2.88%	3.02%
Portfolio turnover rate (b)	117%	127%	123%	127%	126%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Eurozone AlphaDEX® ETF (FEUZ)
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 46.36	$ 42.10	$ 40.88	$ 34.43	$ 43.81
Income from investment operations:
Net investment income (loss)	0.85	1.10	0.50	0.73	0.80
Net realized and unrealized gain (loss)	(10.05)	4.32	1.34	6.51	(9.34)
Total from investment operations	(9.20)	5.42	1.84	7.24	(8.54)
Distributions paid to shareholders from:
Net investment income	(1.12)	(1.16)	(0.62)	(0.79)	(0.84)
Net asset value, end of period	$36.04	$46.36	$42.10	$40.88	$34.43
Total return (a)	(19.65)%	12.90%	4.69%	21.15%	(19.82)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 16,219	$ 81,135	$ 27,363	$ 53,145	$ 49,925
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.09%	2.27%	1.26%	1.96%	2.10%
Portfolio turnover rate (b)	56%	59%	93%	87%	90%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
1. Organization
First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of the following fifteen funds (each a “Fund” and collectively, the “Funds”). The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust Asia Pacific ex-Japan AlphaDEX® Fund – (ticker “FPA”)
First Trust Europe AlphaDEX® Fund – (ticker “FEP”)
First Trust Latin America AlphaDEX® Fund – (ticker “FLN”)
First Trust Brazil AlphaDEX® Fund – (ticker “FBZ”)
First Trust China AlphaDEX® Fund – (ticker “FCA”)
First Trust Japan AlphaDEX® Fund – (ticker “FJP”)
First Trust Developed Markets ex-US AlphaDEX® Fund – (ticker “FDT”)
First Trust Emerging Markets AlphaDEX® Fund – (ticker “FEM”)
First Trust Germany AlphaDEX® Fund – (ticker “FGM”)
First Trust United Kingdom AlphaDEX® Fund – (ticker “FKU”)
First Trust India NIFTY 50 Equal Weight ETF – (ticker “NFTY”)
First Trust Switzerland AlphaDEX® Fund – (ticker “FSZ”)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund – (ticker “FDTS”)
First Trust Emerging Markets Small Cap AlphaDEX® Fund – (ticker “FEMS”)
First Trust Eurozone AlphaDEX® ETF – (ticker “FEUZ”)
Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX® Fund	Nasdaq AlphaDEX® Europe Index
First Trust Latin America AlphaDEX® Fund	Nasdaq AlphaDEX® Latin America Index
First Trust Brazil AlphaDEX® Fund	Nasdaq AlphaDEX® Brazil Index
First Trust China AlphaDEX® Fund	Nasdaq AlphaDEX® China Index
First Trust Japan AlphaDEX® Fund	Nasdaq AlphaDEX® Japan Index
First Trust Developed Markets ex-US AlphaDEX® Fund	Nasdaq AlphaDEX® Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX® Fund	Nasdaq AlphaDEX® Emerging Markets Index
First Trust Germany AlphaDEX® Fund	Nasdaq AlphaDEX® Germany Index
First Trust United Kingdom AlphaDEX® Fund	Nasdaq AlphaDEX® United Kingdom Index
First Trust India NIFTY 50 Equal Weight ETF	NIFTY 50 Equal Weight Index
First Trust Switzerland AlphaDEX® Fund	Nasdaq AlphaDEX® Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX® Fund	Nasdaq AlphaDEX® Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX® ETF	Nasdaq AlphaDEX® Eurozone Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Restricted Securities
NFTY invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2022, NFTY held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. NFTY does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
YES Bank Ltd. Lock-In	03/18/20	75,422	$0.25	$36,638	$18,780	0.03%
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
F. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, FPA, FEP, FJP, FDT, FGM, FDTS, FEMS, and FEUZ had securities in the securities lending program. During the fiscal year ended December 31, 2022, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FDTS, FEMS and FEUZ participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
G. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2022, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2022.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
H. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 523,132	$ —	$ —
First Trust Europe AlphaDEX® Fund	9,500,812	—	—
First Trust Latin America AlphaDEX® Fund	2,717,117	—	—
First Trust Brazil AlphaDEX® Fund	1,187,607	—	—
First Trust China AlphaDEX® Fund	447,653	—	—
First Trust Japan AlphaDEX® Fund	908,402	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	8,989,980	—	—
First Trust Emerging Markets AlphaDEX® Fund	20,583,503	—	—
First Trust Germany AlphaDEX® Fund	1,006,869	—	—
First Trust United Kingdom AlphaDEX® Fund	2,909,539	—	—
First Trust India NIFTY 50 Equal Weight ETF	3,010,329	572,031	—
First Trust Switzerland AlphaDEX® Fund	1,456,984	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	304,718	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	5,878,163	—	—
First Trust Eurozone AlphaDEX® ETF	761,407	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,196,923	$ —	$ —
First Trust Europe AlphaDEX® Fund	18,281,993	—	—
First Trust Latin America AlphaDEX® Fund	400,317	—	—
First Trust Brazil AlphaDEX® Fund	502,366	—	—
First Trust China AlphaDEX® Fund	517,232	—	—
First Trust Japan AlphaDEX® Fund	875,402	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	15,144,146	—	—
First Trust Emerging Markets AlphaDEX® Fund	19,810,512	—	—
First Trust Germany AlphaDEX® Fund	1,500,281	—	—
First Trust United Kingdom AlphaDEX® Fund	1,744,928	—	—
First Trust India NIFTY 50 Equal Weight ETF	824,801	—	—
First Trust Switzerland AlphaDEX® Fund	1,875,162	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	347,513	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	8,877,525	—	—
First Trust Eurozone AlphaDEX® ETF	1,009,147	—	—
As of December 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Other
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ —	$ (15,930,099)	$ (80,672)	$ —
First Trust Europe AlphaDEX® Fund	—	(255,822,778)	(26,554)	262,220
First Trust Latin America AlphaDEX® Fund	54,237	(43,566,993)	(4,465,626)	—
First Trust Brazil AlphaDEX® Fund	394,076	(27,521,574)	(1,005,689)	—
First Trust China AlphaDEX® Fund	1,060	(7,303,369)	(1,702,294)	—
First Trust Japan AlphaDEX® Fund	263,987	(55,011,790)	(925,046)	—
First Trust Developed Markets ex-US AlphaDEX® Fund	748,385	(351,864,237)	12,285,100	148,488
First Trust Emerging Markets AlphaDEX® Fund	338	(213,255,786)	(11,162,711)	—
First Trust Germany AlphaDEX® Fund	—	(30,493,437)	(3,403,995)	—
First Trust United Kingdom AlphaDEX® Fund	7,414	(51,874,536)	(7,305,770)	—
First Trust India NIFTY 50 Equal Weight ETF	—	—	2,868,397	—
First Trust Switzerland AlphaDEX® Fund	169,451	(29,942,722)	(188,120)	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—	(5,545,476)	119,543	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	375,099	(44,354,948)	6,710,548	—
First Trust Eurozone AlphaDEX® ETF	—	(22,211,805)	(1,166,758)	—
I. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
Non-Expiring Capital Loss Carryforward
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 15,930,099
First Trust Europe AlphaDEX® Fund	255,822,778
First Trust Latin America AlphaDEX® Fund	43,566,993
First Trust Brazil AlphaDEX® Fund	27,521,574
First Trust China AlphaDEX® Fund	7,303,369
First Trust Japan AlphaDEX® Fund	55,011,790
First Trust Developed Markets ex-US AlphaDEX® Fund*	351,864,237
First Trust Emerging Markets AlphaDEX® Fund	213,255,786
First Trust Germany AlphaDEX® Fund	30,493,437
First Trust United Kingdom AlphaDEX® Fund	51,874,536
First Trust India NIFTY 50 Equal Weight ETF	—
First Trust Switzerland AlphaDEX® Fund	29,942,722
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	5,545,476
First Trust Emerging Markets Small Cap AlphaDEX® Fund	44,354,948
First Trust Eurozone AlphaDEX® ETF	22,211,805
* Of these losses, $69,180,869 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to an additional amount of $96,428 per year.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2022, the Funds did not defer any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 31,611	$ (706,369)	$ 674,758
First Trust Europe AlphaDEX® Fund	4,024,390	2,968,372	(6,992,762)
First Trust Latin America AlphaDEX® Fund	(282,536)	30,170	252,366
First Trust Brazil AlphaDEX® Fund	(82,237)	89,857	(7,620)
First Trust China AlphaDEX® Fund	142	(142)	—
First Trust Japan AlphaDEX® Fund	39,117	528,695	(567,812)
First Trust Developed Markets ex-US AlphaDEX® Fund	395,376	(1,585,847)	1,190,471
First Trust Emerging Markets AlphaDEX® Fund	138,454	(25,605)	(112,849)
First Trust Germany AlphaDEX® Fund	4,085	8,097,644	(8,101,729)
First Trust United Kingdom AlphaDEX® Fund	253,022	3,401,784	(3,654,806)
First Trust India NIFTY 50 Equal Weight ETF	(569,909)	273,516	296,393
First Trust Switzerland AlphaDEX® Fund	184,817	2,556,225	(2,741,042)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	44,661	15,340	(60,001)
First Trust Emerging Markets Small Cap AlphaDEX® Fund	498,461	22,665	(521,126)
First Trust Eurozone AlphaDEX® ETF	126,867	5,323,666	(5,450,533)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 11,632,535	$ 1,111,538	$ (1,192,476)	$ (80,938)
First Trust Europe AlphaDEX® Fund	254,221,451	28,293,682	(28,007,951)	285,731
First Trust Latin America AlphaDEX® Fund	74,181,060	1,836,684	(6,302,213)	(4,465,529)
First Trust Brazil AlphaDEX® Fund	63,897,728	1,587,802	(2,591,628)	(1,003,826)
First Trust China AlphaDEX® Fund	9,247,318	445,956	(2,148,227)	(1,702,271)
First Trust Japan AlphaDEX® Fund	90,958,820	2,432,217	(3,358,097)	(925,880)
First Trust Developed Markets ex-US AlphaDEX® Fund	423,717,848	40,879,461	(28,519,985)	12,359,476
First Trust Emerging Markets AlphaDEX® Fund	381,919,545	45,583,283	(56,331,961)	(10,748,678)
First Trust Germany AlphaDEX® Fund	17,596,478	774,085	(4,176,507)	(3,402,422)
First Trust United Kingdom AlphaDEX® Fund	38,870,177	1,496,967	(8,801,550)	(7,304,583)
First Trust India NIFTY 50 Equal Weight ETF	71,153,762	5,631,242	(1,912,875)	3,718,367
First Trust Switzerland AlphaDEX® Fund	97,172,016	3,133,442	(3,330,563)	(197,121)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	7,419,156	818,639	(698,073)	120,566
First Trust Emerging Markets Small Cap AlphaDEX® Fund	162,179,362	21,647,305	(14,938,842)	6,708,463
First Trust Eurozone AlphaDEX® ETF	17,358,244	1,351,007	(2,508,289)	(1,157,282)
J. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.
First Trust Portfolios L.P. (“FTP”) has entered into licensing agreements with Nasdaq (“Licensor”) for all the Funds except NFTY and with NSE Indices Limited (“NSE”) for NFTY (Nasdaq and NSE collectively, the “Licensors”). The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee for each Fund. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
Breakpoints
Fund net assets up to and including $2.5 billion	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.74%
Fund net assets greater than $10 billion	0.72%
Prior to November 1, 2022, each Fund paid First Trust an annual unitary management fee equal to 0.80% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 11,771,294	$ 16,604,249
First Trust Europe AlphaDEX® Fund	324,728,576	325,949,925
First Trust Latin America AlphaDEX® Fund	88,728,132	40,574,476
First Trust Brazil AlphaDEX® Fund	68,079,908	16,297,973
First Trust China AlphaDEX® Fund	9,998,867	10,014,457
First Trust Japan AlphaDEX® Fund	29,116,906	28,071,503
First Trust Developed Markets ex-US AlphaDEX® Fund	406,135,369	390,288,290
First Trust Emerging Markets AlphaDEX® Fund	401,240,601	381,914,699
First Trust Germany AlphaDEX® Fund	52,876,576	53,352,012
First Trust United Kingdom AlphaDEX® Fund	63,343,456	63,899,541
First Trust India NIFTY 50 Equal Weight ETF	44,625,212	30,757,949
First Trust Switzerland AlphaDEX® Fund	42,041,789	42,021,198
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	10,373,917	11,221,351
First Trust Emerging Markets Small Cap AlphaDEX® Fund	169,284,904	153,322,823
First Trust Eurozone AlphaDEX® ETF	19,492,241	19,779,083

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
For the fiscal year ended December 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ —	$ 5,832,950
First Trust Europe AlphaDEX® Fund	12,346,168	191,062,366
First Trust Latin America AlphaDEX® Fund	22,453,672	1,581,525
First Trust Brazil AlphaDEX® Fund	18,879	19,156
First Trust China AlphaDEX® Fund	—	—
First Trust Japan AlphaDEX® Fund	60,430,379	5,592,964
First Trust Developed Markets ex-US AlphaDEX® Fund	98,817,512	10,623,408
First Trust Emerging Markets AlphaDEX® Fund	21,588,360	22,987,223
First Trust Germany AlphaDEX® Fund	2,229,794	66,662,523
First Trust United Kingdom AlphaDEX® Fund	8,365,113	46,729,983
First Trust India NIFTY 50 Equal Weight ETF	—	—
First Trust Switzerland AlphaDEX® Fund	61,247,470	41,529,086
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—	3,226,331
First Trust Emerging Markets Small Cap AlphaDEX® Fund	20,626,700	8,388,364
First Trust Eurozone AlphaDEX® ETF	—	51,696,000
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, and First Trust Eurozone AlphaDEX® ETF (the “Funds”), each a series of First Trust Exchange-Traded AlphaDEX® Fund II, including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2022, the First Trust India NIFTY 50 Equal Weight ETF (“NFTY”) designated $296,393, or amounts necessary, as long-term capital gain. During the tax year, NFTY shareholders redeemed amounts in excess of the long-term capital gain and of these proceeds, $296,393, or amounts necessary, represents long-term capital gain.
Long-term capital gain distributions designated by NFTY are taxable at the applicable capital gain tax rates for federal income tax purposes. For the taxable year ended December 31, 2022, NFTY designated long-term capital gain distributions of $572,031.
For the taxable year ended December 31, 2022, none of the income dividends paid by the Funds qualify for the dividends received deduction available to corporations.
For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	85.69%
First Trust Europe AlphaDEX® Fund	100.00%
First Trust Latin America AlphaDEX® Fund	8.55%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	77.03%
First Trust Japan AlphaDEX® Fund	74.16%
First Trust Developed Markets ex-US AlphaDEX® Fund	100.00%
First Trust Emerging Markets AlphaDEX® Fund	55.85%
First Trust Germany AlphaDEX® Fund	100.00%
First Trust United Kingdom AlphaDEX® Fund	100.00%
First Trust India NIFTY 50 Equal Weight ETF	36.28%
First Trust Switzerland AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	76.18%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	35.60%
First Trust Eurozone AlphaDEX® ETF	100.00%

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2022, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$655,144	$1.46	$57,340	$0.13
First Trust Europe AlphaDEX® Fund	13,081,623	1.67	1,191,230	0.15
First Trust Latin America AlphaDEX® Fund	3,776,359	0.90	424,820	0.10
First Trust Brazil AlphaDEX® Fund	1,537,370	0.26	97,722	0.02
First Trust China AlphaDEX® Fund	546,240	1.56	37,451	0.11
First Trust Japan AlphaDEX® Fund	1,051,039	0.53	105,104	0.05
First Trust Developed Markets ex-US AlphaDEX® Fund	14,300,117	1.65	1,363,305	0.16
First Trust Emerging Markets AlphaDEX® Fund	27,152,373	1.54	3,620,633	0.21
First Trust Germany AlphaDEX® Fund	1,154,122	2.89	151,214	0.38
First Trust United Kingdom AlphaDEX® Fund	3,259,314	3.26	2,580	0.00*
First Trust India NIFTY 50 Equal Weight ETF	1,009,264	0.59	917,690	0.54
First Trust Switzerland AlphaDEX® Fund	2,300,476	1.28	279,705	0.16
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	383,339	1.92	36,565	0.18
First Trust Emerging Markets Small Cap AlphaDEX® Fund	7,437,518	1.73	752,659	0.18
First Trust Eurozone AlphaDEX® ETF	1,011,609	2.25	124,631	0.28
* Rate per share is less than $0.01.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that are included in a Fund’s Index but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from.  Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Amendments to the Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”), including the Independent Trustees, unanimously approved the amendment (as applicable to a specific Fund, the “Amendment” and collectively, the “Amendments”) of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following fifteen series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
First Trust Europe AlphaDEX® Fund (FEP)

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
First Trust Latin America AlphaDEX® Fund (FLN)
First Trust Brazil AlphaDEX® Fund (FBZ)
First Trust China AlphaDEX® Fund (FCA)
First Trust Japan AlphaDEX® Fund (FJP)
First Trust Germany AlphaDEX® Fund (FGM)
First Trust United Kingdom AlphaDEX® Fund (FKU)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
First Trust Switzerland AlphaDEX® Fund (FSZ)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
The Board approved the Amendment for each Fund at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment for each Fund, the Board considered that the purpose of the Amendments is to modify the unitary fee rate for each Fund under the applicable Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds. The Board noted the Advisor’s representations that the quality and quantity of the services provided to each Fund by the Advisor under the applicable Agreement will not be reduced or modified as a result of the applicable Amendment, and that the obligations of the Advisor under each Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the applicable Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the applicable Agreement were fair and reasonable and that the continuation of the applicable Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of each Fund.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX® Fund II funds it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $805,117. This figure is comprised of $31,212 paid (or to be paid) in fixed compensation and $773,905 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $424,621 paid (or to be paid) to senior management of First Trust Advisors L.P. and $380,496 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	222	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	222	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	222	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	222	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	222	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	222	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

First Trust Exchange-Traded AlphaDEX® Fund II
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $327,500 for the fiscal year ended December 31, 2021 and $337,500 for the fiscal year ended December 31, 2022.

(b)       Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $278,962 for the fiscal year ended December 31, 2021, and $195,000 for the fiscal year ended December 31, 2022. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) —The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(d)       All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2021 were $278,962for the registrant, $16,500 for the registrant’s investment advisor, and $29,500 for the registrant’s distributor; and for the fiscal year ended December 31, 2022 were $195,000 for the registrant, $0 for the registrant’s investment advisor, and $0 for the registrant’s distributor.

(h)       The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded AlphaDEX® Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 9, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 9, 2023

* Print the name and title of each signing officer under his or her signature.